EXHIBIT 10.2                                                      EXECUTION COPY
================================================================================


             AGREEMENT AND PLAN OF REORGANIZATION AND CONTRIBUTION



                                 by and among



                              TELECORP PCS, INC.,



                                 TRITEL, INC.



                                      and



                         AT&T WIRELESS SERVICES, INC.



                         Dated as of February 28, 2000


================================================================================

                               TABLE OF CONTENTS

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                                                                                                                                Page
                                                                                                                                ----
                                                             ARTICLE I

                                                 THE MERGERS AND THE CONTRIBUTION

1.1        The Mergers......................................................................................................       3
1.2        Effective Time...................................................................................................       3
1.3        Effect of the Mergers............................................................................................       4
1.4        Certificates of Incorporation and By-laws of TeleCorp II and Tritel II...........................................       4
1.5        Directors and Officers...........................................................................................       5
1.6        Conversion of Capital Stock, Etc.................................................................................       5
1.7        Cancellation of Treasury Shares..................................................................................      11
1.8        Stock Options....................................................................................................      12
1.9        Capital Stock of the Merger Subs.................................................................................      14
1.10       Adjustments to Exchange Ratios...................................................................................      14
1.11       Fractional Shares................................................................................................      15
1.12       Surrender of Certificates........................................................................................      16
1.13       Further Ownership Rights in Shares...............................................................................      19
1.14       Contribution.....................................................................................................      20
1.15       Closing..........................................................................................................      24
1.16       Lost, Stolen or Destroyed Certificates...........................................................................      24
1.17       Tax Consequences.................................................................................................      25

                                                            ARTICLE II

                                         STRUCTURE OF HOLDING COMPANY AND RELATED MATTERS

2.1        Organization of the Holding Company..............................................................................      25
2.2        Board of Directors of the Holding Company........................................................................      26
2.3        Officers of the Holding Company..................................................................................      27
2.4        Indemnification and Insurance....................................................................................      27
2.5        Headquarters of the Holding Company..............................................................................      29
2.6        Merger Subs Organization.........................................................................................      29

                                                            ARTICLE III

                                            REPRESENTATIONS AND WARRANTIES OF TELECORP

3.1        Organization and Qualification; Subsidiaries.....................................................................      31
3.2        Certificate of Incorporation; By-laws............................................................................      32
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                                      -i-

3.3        Capitalization...................................................................................................  32
3.4        Authority; Enforceability........................................................................................  35
3.5        Required Vote....................................................................................................  36
3.6        No Conflict; Required Filings and Consents.......................................................................  36
3.7        Material Agreements..............................................................................................  38
3.8        Compliance.......................................................................................................  39
3.9        SEC Filings; Financial Statements................................................................................  40
3.10       Licenses and Authorizations......................................................................................  41
3.11       No Violation of Law..............................................................................................  43
3.12       Absence of Certain Changes or Events.............................................................................  44
3.13       No Undisclosed Liabilities.......................................................................................  45
3.14       Absence of Litigation............................................................................................  45
3.15       Employee Benefit Plans...........................................................................................  45
3.16       Employment and Labor Matters.....................................................................................  49
3.17       Registration Statement; Proxy Statement/Prospectus...............................................................  49
3.18       Absence of Restrictions on Business Activities...................................................................  51
3.19       Title to Assets; Leases..........................................................................................  51
3.20       Taxes............................................................................................................  51
3.21       Environmental Matters............................................................................................  54
3.22       Intellectual Property............................................................................................  56
3.23       No Restrictions on the Merger; Takeover Statutes.................................................................  57
3.24       Tax Matters......................................................................................................  57
3.25       Brokers..........................................................................................................  57
3.26       Opinion of Financial Advisor.....................................................................................  58

                                                            ARTICLE VI

                                             REPRESENTATIONS AND WARRANTIES OF TRITEL

4.1        Organization and Qualification; Subsidiaries.....................................................................  59
4.2        Certificate of Incorporation; By-laws............................................................................  60
4.3        Capitalization...................................................................................................  60
4.4        Authority; Enforceability........................................................................................  63
4.5        Required Vote....................................................................................................  64
4.6        No Conflict; Required Filings and Consents.......................................................................  64
4.7        Material Agreements..............................................................................................  65
4.8        Compliance.......................................................................................................  67
4.9        SEC Filings; Financial Statements................................................................................  67
4.10       Licenses and Authorizations......................................................................................  68
4.11       No Violation of Law..............................................................................................  70
4.12       Absence of Certain Changes or Events.............................................................................  71
4.13       No Undisclosed Liabilities.......................................................................................  72
4.14       Absence of Litigation............................................................................................  72
4.15       Employee Benefit Plans...........................................................................................  72
4.16       Employment and Labor Matters.....................................................................................  76
4.17       Registration Statement; Proxy Statement/Prospectus...............................................................  76

4.18       Absence of Restrictions on Business Activities...................................................................  77
4.19       Title to Assets; Leases..........................................................................................  77
4.20       Taxes............................................................................................................  78
4.21       Environmental Matters............................................................................................  80
4.22       Intellectual Property............................................................................................  81
4.23       No Restrictions on the Merger; Takeover Statutes.................................................................  82
4.24       Tax Matters......................................................................................................  83
4.25       Brokers..........................................................................................................  83
4.26       Opinion of Financial Advisor.....................................................................................  83

                                                             ARTICLE V

                                              REPRESENTATIONS AND WARRANTIES OF AT&T

5.1        Authority; Enforceability........................................................................................  84
5.2        No Conflict; Required Filings and Consents.......................................................................  84
5.3        Tax Matters......................................................................................................  85
5.4        Brokers..........................................................................................................  86
5.5        Registration Statement; Proxy Statement/Prospectus...............................................................  86
5.6        Waiver...........................................................................................................  86
5.7        Investment Experience............................................................................................  87
5.8        Investment Intent................................................................................................  87
5.9        Registration or Exemption Requirements...........................................................................  88

                                                            ARTICLE VI

                                                       ADDITIONAL AGREEMENTS

6.1        Access to Information; Confidentiality...........................................................................  88
6.2        Conduct of Business Pending the Closing Date.....................................................................  90
6.3        Registration Statement; Other Filings; Board Recommendations..................................................... 100
6.4        Meeting of Company Stockholders.................................................................................. 102
6.5        Non-Solicitation................................................................................................. 104
6.6        Subsequent Financial Statements.................................................................................. 107
6.7        Nasdaq National Market Listing................................................................................... 108
6.8        Comfort Letters.................................................................................................. 108
6.9        Further Actions.................................................................................................. 108
6.10       Notification..................................................................................................... 111
6.11       Notice of Breaches; Updates...................................................................................... 111
6.12       No Inconsistent Action........................................................................................... 112
6.13       Commercially Reasonable Efforts.................................................................................. 112
6.14       Affiliates....................................................................................................... 112
6.15       Blue Sky......................................................................................................... 113
6.16       Tax-Free Exchange................................................................................................ 113
6.17       AT&T Actions..................................................................................................... 113
6.18       Transition Committee............................................................................................. 114

6.19       Employee Benefit Matters.......................................................................................   114
6.20       Novation of Affiliation Agreements.............................................................................   115
6.21       Indemnity for Indus and Airadigm Liabilities...................................................................   115

                                                            ARTICLE VII

                                                        CLOSING CONDITIONS

7.1        Conditions to Obligations of TeleCorp and Tritel to Effect the Mergers.........................................   116
7.2        Additional Conditions to Obligations of TeleCorp...............................................................   119
7.3        Additional Conditions to the Obligations of Tritel.............................................................   120
7.4        Conditions to Obligations of the Holding Company to Issue the Shares...........................................   121
7.5        Conditions to Obligations of AT&T to Effect the Contribution...................................................   123

                                                           ARTICLE VIII

                                                            TERMINATION

8.1        General........................................................................................................   125
8.2        Obligations in Event of Termination............................................................................   127
8.3        Termination of Contribution....................................................................................   127
8.4        Obligations in Event of Termination of Contribution............................................................   128

                                                            ARTICLE IX

                                                            NO SURVIVAL

9.1        No Survival of Representations and Warranties..................................................................   128

                                                             ARTICLE X

                                                           MISCELLANEOUS

10.1       Public Announcements...........................................................................................   129
10.2       Fees and Expenses..............................................................................................   129
10.3       Notices........................................................................................................   130
10.4       Certain Definitions............................................................................................   132
10.5       Interpretation.................................................................................................   134
10.6       Entire Agreement...............................................................................................   135
10.7       Binding Effect; Benefit........................................................................................   135
10.8       Assignability..................................................................................................   135
10.9       Amendment; Waiver..............................................................................................   135
10.10      Section Headings; Table of Contents............................................................................   136
10.11      Severability...................................................................................................   136
10.12      Counterparts...................................................................................................   136
10.13      GOVERNING LAW; JURISDICTION AND SERVICE OF PROCESS.............................................................   136

EXHIBITS

EXHIBIT A      -    Voting Agreement

EXHIBIT B-1    -    Form of Certificate of Merger

EXHIBIT B-2    -    Form of Certificate of Merger

EXHIBIT C-1    -    Certificate of Incorporation of TeleCorp II

EXHIBIT C-2    -    Certificate of Incorporation of Tritel II

EXHIBIT D-1    -    License Extension Amendment

EXHIBIT D-2    -    Airadigm Letter of Intent

EXHIBIT E        -  Intentionally Omitted

EXHIBIT F      -    Plan of Reorganization

EXHIBIT G-1    -    Indus Assignment

EXHIBIT G-2    -    Indus Merger Agreement

EXHIBIT H      -    Form of the Holding Company Certificate of Incorporation

EXHIBIT I      -    Form of the Holding Company By-laws

EXHIBIT J      -    Affiliate Agreement

EXHIBIT I-1    -    TeleCorp PCS, Inc. Tax Representations

EXHIBIT I-2    -    Tritel, Inc. Tax Representations

EXHIBIT I-3    -    The Holding Company Tax Representations Regarding TeleCorp
                    Merger

EXHIBIT I-4    -    The Holding Company Tax Representations Regarding Tritel
                    Merger

EXHIBIT I-5    -    AT&T Tax Representations

EXHIBIT J-1    -    Mounger Employment Agreement

EXHIBIT J-2    -    Martin Employment Agreement

EXHIBIT K-1         New Network Membership License Agreement

EXHIBIT K-2         New Intercarrier Roamer Service Agreement

EXHIBIT K-3         New Roaming Administration Agreement

SCHEDULES

SCHEDULE A          -    Directors and Officers of TeleCorp II, Tritel II and
                         the Holding Company

SCHEDULE B          -    Certain Actions Pending the Closing Date

SCHEDULE 1.8        -    Tritel Restricted Stock Agreements

SCHEDULE 3.3(b)     -    The TeleCorp Options

SCHEDULE 3.10(c)    -    TeleCorp Authorizations

SCHEDULE 4.3(b)     -    The Tritel Options

SCHEDULE 3.10(c)    -    Tritel Authorizations

SCHEDULE 6.2(a)     -    TeleCorp's Conduct of Business Pending the Closing Date

SCHEDULE 6.2(b)     -    Tritel's Conduct of Business Pending the Closing Date

SCHEDULE 6.9        -    Aggregate out-of-pocket costs to obtain consents

SCHEDULE 6.14       -    All persons who are, or may be, as of the date hereof
                         "affiliates" of TeleCorp and Tritel

             AGREEMENT AND PLAN OF REORGANIZATION AND CONTRIBUTION

          AGREEMENT AND PLAN OF REORGANIZATION AND CONTRIBUTION (this

"Agreement"), dated as of February 28, 2000, by and among TeleCorp PCS, Inc., a
 ---------
Delaware corporation ("TeleCorp"), Tritel, Inc., a Delaware corporation
                       --------
("Tritel") and AT&T Wireless Services, Inc., a Delaware corporation ("AT&T").
  ------                                                              ----


                                  WITNESSETH:

          WHEREAS, the respective Boards of Directors of TeleCorp and Tritel have each determined to engage in the transactions contemplated by this Agreement. This Agreement provides for (A) the organization under the General Corporation Law of the State of Delaware (the "DGCL") of a new holding company
                                               ----
(the "Holding Company"), which will become the parent and sole stockholder of
      ---------------
both TeleCorp and Tritel pursuant to (i) the conversion of all outstanding shares of capital stock of TeleCorp into shares of capital stock of the Holding Company by means of a merger (the "First Merger") of a wholly owned subsidiary
                                   ------------
of the Holding Company, to be organized under the DGCL (the "First Merger Sub"),
                                                             ----------------
into and with TeleCorp, with TeleCorp as the surviving corporation, and (ii) the conversion of all outstanding shares of capital stock of Tritel into shares of capital stock of the Holding Company by means of a merger (the "Second Merger"
                                                                -------------
and, together with the First Merger, the "Mergers") of a wholly owned subsidiary
                                          -------
of the Holding Company, to be organized under the DGCL (the "Second Merger Sub"
                                                             -----------------
and, together with the First Merger Sub, the "Merger Subs"), with and into
                                              -----------
Tritel, with Tritel as the surviving corporation and (B) as part of the transaction, AT&T shall contribute or cause to be contributed certain property to the Holding Company in consideration of the issuance to AT&T (or its Affiliates) of 9,272,740 shares (the "Shares") of Class A Voting Stock
                                      ------

(as defined below) (the "Contribution").  The Mergers shall be effected
                         ------------
simultaneously in accordance with the DGCL and it is intended that the Contribution shall occur simultaneously with the Mergers. As a result of the Mergers, the stockholders of TeleCorp and the stockholders of Tritel shall become stockholders of the Holding Company, and TeleCorp and Tritel shall continue to conduct their respective businesses and operations as wholly owned subsidiaries of the Holding Company;

          WHEREAS, as a condition to the willingness of, and an inducement to, TeleCorp, Tritel and AT&T to enter into this Agreement, contemporaneously with the execution and delivery of this Agreement, certain holders of shares of capital stock of TeleCorp and Tritel are entering into simultaneously hereafter agreements dated as of the date hereof and effective as of the Effective Time (as defined below) providing for certain actions relating to the transactions contemplated by this Agreement and the further governance of the Holding Company;

          WHEREAS, as an inducement to and a condition to Tritel entering into this Agreement, certain stockholders of TeleCorp are entering into simultaneously herewith a Voting Agreement relating to the agreement of such stockholders to vote to approve the transactions contemplated by this Agreement (the "TeleCorp Voting Agreement"), in the form of Exhibit A;
      -------------------------                   ---------

          WHEREAS, as an inducement to and a condition to TeleCorp entering into this Agreement, certain stockholders of Tritel are entering into simultaneously herewith a Voting Agreement relating to the agreement of such stockholders to vote to approve the transactions contemplated by this Agreement (the "Tritel
                                                                      ------
Voting Agreement") in the form of Exhibit A; and
----------------                  ---------

          WHEREAS, for Federal income tax purposes, it is intended that the Mergers and the Contribution, taken together, will qualify as a tax-free transaction within the meaning of

Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"), that
                                                                   ----
the Mergers will each qualify as a tax-free reorganization under Section 368(a) of the Code, that the stockholders of TeleCorp and Tritel will recognize no gain or loss for Federal income tax purposes as a result of the consummation of the Mergers and AT&T will recognize no gain or loss for Federal income tax purposes as a result of consummation of the Contribution.

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I

                       THE MERGERS AND THE CONTRIBUTION

          1.1  The Mergers.  At the Effective Time (as defined in Section 1.2)
               -----------                                        -----------
and subject to the terms and conditions of this Agreement, and in accordance with the DGCL, the First Merger Sub shall be merged with and into TeleCorp, with TeleCorp as the surviving corporation, and the Second Merger Sub shall be merged with and into Tritel, with Tritel as the surviving corporation. From and after the Effective Time, the separate corporate existences of the First Merger Sub and the Second Merger Sub shall cease and TeleCorp, as the surviving corporation in the First Merger, and Tritel, as the surviving corporation in the Second Merger, shall continue their respective existence under the laws of the State of Delaware as wholly owned subsidiaries of the Holding Company. TeleCorp, as the surviving corporation after the First Merger, is hereinafter sometimes referred to as "TeleCorp II" and Tritel, as the surviving corporation after the Second
       -----------
Merger, is hereinafter sometimes referred to as "Tritel II."
                                                 ---------

          1.2  Effective Time.  As promptly as practicable after the
               --------------
satisfaction or, to the extent permitted hereunder, waiver of the conditions set forth in Article VII, but in no event prior
         -----------
to the Closing (as defined below), TeleCorp and Tritel shall cause the Mergers to be consummated by simultaneously filing two certificates of merger (the "Certificates of Merger") with the Secretary of State of the State of Delaware,
 ----------------------
in substantially the form of Exhibits B-1 and B-2 attached hereto, respectively,
                             ------------     ---
and executed in accordance with the relevant provisions of the DGCL (the date and time of such filing, or such later date and time as may be specified in the Certificates of Merger, being the "Effective Time").
                                   --------------

          1.3  Effect of the Mergers.  At the Effective Time, the effect of the
               ---------------------
Mergers shall be as provided in the applicable provisions of the DGCL and the applicable Certificate of Merger. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time (i) all the assets, property, rights, privileges, immunities, powers and franchises of TeleCorp and the First Merger Sub shall vest in TeleCorp II, and all debts, liabilities and duties of TeleCorp and the First Merger Sub shall become the debts, liabilities and duties of TeleCorp II, and (ii) all the assets, property, rights, privileges, immunities, powers and franchises of Tritel and the Second Merger Sub shall vest in Tritel II, and all debts, liabilities and duties of Tritel and the Second Merger Sub shall become the debts, liabilities and duties of Tritel II.

          1.4  Certificates of Incorporation and By-laws of TeleCorp II and
               ------------------------------------------------------------
Tritel II.
---------
          (a) At the Effective Time and without further action on the part of any party, the Certificate of Incorporation of TeleCorp II shall be amended to read in its entirety as set forth in Exhibit C-1 attached hereto, and the By-
                                     -----------
laws of the First Merger Sub shall be the By-laws of TeleCorp II until thereafter amended as provided by the DGCL.

          (b) At the Effective Time and without further action on the part of any party, the Certificate of Incorporation of Tritel II shall be amended to read in its entirety as set forth in Exhibit C-2 attached hereto, and the By-
                                     -----------
laws of the Second Merger Sub shall be the By-laws of Tritel II until thereafter amended as provided by the DGCL.

          1.5  Directors and Officers.
               ----------------------

          (a) The directors and officers of TeleCorp II immediately following the Effective Time, each to hold office in accordance with the Certificate of Incorporation and the By-laws of TeleCorp II until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with TeleCorp II's Certificate of Incorporation and By-laws, shall be as set forth on Schedule A hereto.
                                                    ----------

          (b) The directors and officers of Tritel II immediately following the Effective Time, each to hold office in accordance with the Certificate of Incorporation and the By-laws of Tritel II until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with Tritel II's Certificate of Incorporation and By-laws, shall be as set forth on Schedule A hereto.
                                                    ----------

          1.6  Conversion of Capital Stock, Etc.  Subject to the provisions of
               ---------------------------------
this Article I, at the Effective Time, by virtue of the First Merger or the
     ---------
Second Merger, as applicable, and without any action on the part of any party:

          (a) With respect to each share of Common Stock, par value $0.01 per share, of TeleCorp ("TeleCorp Common Stock"):

                     ---------------------
          (i) each share of TeleCorp Class A Voting Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall
                                                            -----------
     be converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Class A Voting Common Stock, par value $0.01 per share ("Class A Voting Stock"), equal to the TeleCorp Exchange Ratio (as defined
      ---------------------
     in subsection (e) below);

          (ii) each share of TeleCorp Class B Non-Voting Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section
                                                                      -------
     1.7) shall be converted automatically into and become exchangeable for that
     ---
     number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Class A Voting Common Stock, par value $0.01 per share, equal to the TeleCorp Exchange Ratio;

          (iii) each share of TeleCorp Class C Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall be
                                                       -----------
     converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Class C Common Stock, par value $0.01 per share ("Class C
                                                                       -------
     Common Stock"), equal to the TeleCorp Exchange Ratio;
     ------------

          (iv) each share of TeleCorp Class D Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall be
                                                       -----------
     converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Class D Common Stock, par value $0.01 per share ("Class D
                                                                       -------
     Common Stock"), equal to the TeleCorp Exchange Ratio; and
     ------------

          (v) each share of TeleCorp Voting Preference Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section
                                                                      -------
     1.7) shall be converted automatically into and become exchangeable for that
     ---
     number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Voting Preference Common Stock, par
     value $0.01 per share ("Voting Preference Stock"), equal to the TeleCorp
                             -----------------------
     Exchange Ratio.

          (b) With respect to each share of Preferred Stock, par value $0.01 per share, of TeleCorp ("TeleCorp Preferred Stock" and, together with the
                         ------------------------
TeleCorp Common Stock, "TeleCorp Capital Stock"):
                        ----------------------

          (i) each share of TeleCorp Series A Preferred Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall
                                                            -----------
     be converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Series A Preferred Stock, par value $0.01 per share ("Series A Preferred Stock"), equal to the TeleCorp Exchange Ratio;
       ------------------------

          (ii) each share of TeleCorp Series C Preferred Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall
                                                            -----------
     be converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Series C Preferred Stock, par value $0.01 per share ("Series C Preferred Stock"), equal to the TeleCorp Exchange Ratio;
       ------------------------

          (iii) each share of TeleCorp Series D Preferred Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall
                                                            -----------
     be converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Series D Preferred Stock, par value $0.01 per share ("Series D Preferred Stock"), equal to the TeleCorp Exchange Ratio;
       ------------------------

          (iv) each share of TeleCorp Series E Preferred Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall
                                                            -----------
     be converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Series E Preferred Stock, par value $0.01 per share ("Series E Preferred Stock"), equal to the TeleCorp Exchange Ratio; and
       ------------------------

          (v) each share of TeleCorp Series F Preferred Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall
                                                            -----------
     be converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Series F Preferred Stock, par value $0.01 per share ("Series F Preferred Stock"), equal to the TeleCorp Exchange Ratio.
       ------------------------

          (c) With respect to each share of Common Stock, par value $0.01 per share, of Tritel ("Tritel Common Stock"):
                   -------------------

          (i) each share of Tritel Class A Voting Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall
                                                            -----------
     be converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of Class A Voting Stock equal to the Tritel Exchange Ratio (as defined in subsection
     (e) below);

          (ii) each share of Tritel Class B Non-Voting Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall
                                                            -----------
     be converted automatically into and
     become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of Class A Voting Stock equal to the Tritel Exchange Ratio;

          (iii) each share of Tritel Class C Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall be
                                                       -----------
     converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Class E Common Stock, par value $0.01 per share ("Class E
                                                                       -------
     Common Stock"), equal to the Tritel Exchange Ratio multiplied by 0.01 and
     ------------
     that number (expressed as a decimal) of fully paid and non-assessable shares of Class A Voting Stock equal to the Tritel Exchange Ratio multiplied by 0.99;

          (iv) each share of Tritel Class D Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall be
                                                       -----------
     converted automatically into and become exchangeable for that number (expressed as a decimal) of fully paid and non-assessable shares of the Holding Company Class F Common Stock, par value $0.01 per share ("Class F
                                                                       -------
     Common Stock"), equal to the Tritel Exchange Ratio multiplied by 0.01 and
     ------------
     that number (expressed as a decimal) of fully paid and non-assessable shares of Class A Voting Stock equal to the Tritel Exchange Ratio multiplied by 0.99; and

          (v) all Tritel Voting Preference Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall be
                                                       -----------
     converted automatically into and become exchangeable for the right to receive an aggregate amount of $10,000,000 in immediately available funds to be paid at the Effective Time (which source of funds will come from Tritel and not from TeleCorp or the Holding Company); all shares of Tritel Voting

     Preference Common Stock owned by William M. Mounger, II shall be converted into three shares of Voting Preference Stock; Messers. Martin and Mounger own all the outstanding shares of Tritel Voting Preference Common Stock.

          (d) With respect to each share of Preferred Stock, par value $0.01 per share, of Tritel ("Tritel Preferred Stock" and, together with the Tritel
                       ----------------------
Common Stock, "Tritel Capital Stock"):
               --------------------

          (i) each share of Tritel Series A Preferred Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall be
                                                       -----------
     converted automatically into and become exchangeable for one fully paid and non-assessable share of the Holding Company Series B Preferred Stock, par value $0.01 per share ("Series B Preferred Stock");
                             ------------------------

          (ii) each share of Tritel Series D Preferred Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than any shares to be canceled pursuant to Section 1.7) shall be
                                                       -----------
     converted automatically into and become exchangeable for one fully paid and non-assessable share of the Holding Company Series G Preferred Stock, par value $0.01 per share ("Series G Preferred Stock").
                             ------------------------

          (e)    For purposes of this Agreement, the "TeleCorp Exchange Ratio"
                                                      -----------------------
shall initially be 1.00 and the "Tritel Exchange Ratio" shall initially be 0.76,
                                 ---------------------
in each case subject to adjustment from time to time in accordance with Section
                                                                        -------
1.10.  The TeleCorp and Tritel Exchange Ratios are sometimes referred to herein
----
as the "Exchange Ratios".
        ---------------

          (f) As of the Effective Time, all shares of TeleCorp Capital Stock shall no longer be outstanding and shall automatically be deemed canceled and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the applicable Holding Company Capital Stock specified in Section 1.6(a) and (b) (the "TeleCorp Merger Consideration") as the
             -----------                  -----------------------------
case may be, and any cash in lieu of fractional shares to be issued or paid in consideration therefor upon surrender of such certificate in accordance with
Section 1.12 hereof without interest. For purposes hereof, the term "Holding
------------
Company Common Stock" shall mean the Class A Voting Stock, the Class C Common
--------------------
Stock, the Class D Common Stock, the Class E Common Stock, the Class F Common Stock and the Voting Preference Stock; the term "Holding Company Preferred
                                                 -------------------------
Stock" shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock; and the term "Holding Company Capital Stock" shall mean the Holding Company
              -----------------------------
Common Stock and the Holding Company Preferred Stock, collectively.

          (g) As of the Effective Time, all shares of Tritel Capital Stock shall no longer be outstanding and shall automatically be redeemed and canceled and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the applicable Holding Company Capital Stock specified in Section 1.6(c)
                                                                  --------------
and (d) (the "Tritel Merger Consideration") and any cash in lieu of fractional
    ---       ---------------------------
shares to be issued or paid in consideration therefor upon surrender of such certificate in accordance with Section 1.12 hereof without interest.
                               ------------

          1.7  Cancellation of Treasury Shares.
               -------------------------------

          (a) At the Effective Time, each share of TeleCorp Capital Stock, if any, held in the treasury of TeleCorp shall be canceled and extinguished without any conversion thereof and no consideration shall be delivered in exchange therefor.

          (b) At the Effective Time, each share of Tritel Capital Stock held in the treasury of Tritel, shall be canceled and extinguished without any conversion thereof and no consideration shall be delivered in exchange therefor.

          1.8  Stock Options.
               -------------

          (a) At the Effective Time, all options to purchase shares of TeleCorp Common Stock then outstanding under the TeleCorp 1999 Stock Option Plan (the

"TeleCorp 1999 Plan"), by virtue of the First Merger and without any action on
-------------------
the part of the holder thereof, shall no longer be options to acquire TeleCorp Common Stock and shall become options to acquire Class A Voting Stock with such terms as provided in Section 1.8(b). At the Effective Time, all options to
                     --------------
purchase shares of Tritel Common Stock then outstanding under the Tritel Non-Employee Directors Stock Option Plan (the "Tritel Directors Plan") and the
                                           ---------------------
Tritel 1999 Stock Option Plan (the "Tritel 1999 Plan," and with the TeleCorp
                                    ----------------
Option Plans and Tritel Directors Plan, the "Option Plans"), by virtue of the
                                             ------------
Second Merger and without any action on the part of the holder thereof, shall no longer be options to acquire Tritel Common Stock and shall become options to acquire Class A Voting Stock with such terms as provided in Section 1.8(b).
                                                            --------------
Outstanding options under the Option Plans are referred to herein as "Outstanding Employee Options."
 ----------------------------

          (b) Each such Outstanding Employee Option shall continue to have, and be subject to, the same terms and conditions set forth in the relevant Option Plan, option agreements thereunder and other relevant documentation immediately prior to the Effective Time, except that such Outstanding Employee Options will be exercisable solely for that number of whole shares of Class A Voting Stock equal to the product of the number of shares of TeleCorp or Tritel Common Stock, as the case may be, that were purchasable under such Outstanding Employee Option immediately prior to the Effective Time multiplied by the applicable Exchange

Ratio, rounded down to the nearest whole number of shares of the Holding Company Common Stock and the per-share exercise price for the shares of Class A Voting Stock issuable upon exercise of such assumed Outstanding Employee Options will be equal to the quotient determined by dividing the exercise price per-share of TeleCorp or Tritel Common Stock, as the case may be, at which such Outstanding Employee Options were exercisable immediately prior to the Effective Time by the relevant Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent.

          (c) The Holding Company shall reserve for issuance a sufficient number of shares of Class A Voting Stock for delivery upon exercise of Outstanding Employee Options. As soon as practicable after the Effective Time, the Holding Company shall file a registration statement on Form S-8 under the Securities Act covering the shares of Class A Voting Stock issuable upon the exercise of the Outstanding Employee Options assumed by the Holding Company, and shall use its reasonable efforts to cause such registration statement to become effective as soon thereafter as practicable and to maintain such registration in effect until the exercise or expiration of such assumed Outstanding Employee Options.

          (d) TeleCorp and Tritel shall take all such steps as may be required to cause consummation of the transactions contemplated by Section 1.8(a) and (b)
                                                          --------------     ---
and any other disposition of TeleCorp or Tritel equity securities (including derivative securities) in connection with this Agreement by each individual who
(x) is a director or officer of TeleCorp or Tritel or (y) at the Effective Time will be a director or officer of the Holding Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act (as defined below), such steps to be taken in accordance with the No-Action Letter dated January 12, 1999, issued by the SEC (as defined below) to Skadden, Arps, Slate, Meagher & Flom LLP.

          (e) At the Effective Time, the Holding Company shall assume all of the obligations of TeleCorp under the TeleCorp 1998 Restricted Stock Plan (the "TeleCorp Restricted Stock Plan") and of Tritel under the Tritel Restricted
 ------------------------------
Stock Agreements specified in Schedule 1.8.
                              ------------

          1.9  Capital Stock of the Merger Subs.
               --------------------------------

          (a) Each share of common stock, par value $0.01 per share, of the First Merger Sub ("First Merger Sub Common Stock") issued and outstanding
                   -----------------------------
immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of TeleCorp II. Each stock certificate of First Merger Sub evidencing ownership of any First Merger Sub Common Stock shall after the Effective Time evidence ownership of such shares of capital stock of TeleCorp II.

          (b) Each share of common stock, par value $0.01 per share, of the Second Merger Sub ("Second Merger Sub Common Stock") issued and outstanding
                    ------------------------------
immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of Tritel II. Each stock certificate of Second Merger Sub evidencing ownership of any Second Merger Sub Common Stock shall, after the Effective Time, evidence ownership of such shares of capital stock of Tritel II.

          1.10 Adjustments to Exchange Ratios.  Without limiting any other
               ------------------------------
provision of this Agreement, the TeleCorp Exchange Ratio and the Tritel Exchange Ratio shall each be adjusted, at any time and from time to time, to fully reflect the effect of any stock split, reverse split, stock dividend (including, without limitation, any stock dividend of securities convertible into TeleCorp Capital Stock or Tritel Capital Stock, as the case may be), reorganization, recapitalization or other like change with respect to TeleCorp Capital Stock or Tritel Capital Stock occurring or with a record date after the date hereof and prior to the Effective Time.

          1.11 Fractional Shares.
               -----------------

          (a) No fraction of a share of Class A Voting Stock shall be issued, but in lieu thereof each holder of shares of TeleCorp Common Stock or Tritel Common Stock, as the case may be, who would otherwise be entitled to a fraction of a share of Class A Stock (after aggregating all fractional shares of Class A Voting Stock to be received by such holder) shall receive from the Exchange Agent (as defined below) in lieu of such fractional shares of Class A Voting Stock, an amount of cash (rounded to the nearest whole cent and without interest) representing such holder's proportionate interest, if any, in the net proceeds from the sale by the Exchange Agent in one or more transactions (which sale transactions shall be made at such times, in such manner and on such terms as the Exchange Agent shall determine in its reasonable discretion) on behalf of all such holders of the aggregate of the fractional shares of Class A Voting Stock which would otherwise have been issued (the "Excess Shares"). The sale of
                                                   -------------
the Excess Shares by the Exchange Agent shall be executed on the Nasdaq National Market System and shall be executed in round lots to the extent practicable. Until the net proceeds of such sale or sales have been distributed to the holders of TeleCorp Common Stock or Tritel Common Stock, as applicable, the Exchange Agent will hold such proceeds in trust for the holders of the applicable TeleCorp Common Stock and the Tritel Common Stock. The Holding Company shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including, without limitation, the expenses and compensation of the Exchange Agent, incurred in connection with such sale of the Excess Shares. The Holding Company may decide, at its option, exercised prior to the Effective Time, in lieu of the issuance and sale of Excess Shares and the making of the payments heretofore contemplated by Section 2.4 that the Holding Company
                                           -----------
shall pay to the Exchange Agent an amount sufficient for the Exchange Agent to pay each holder of TeleCorp Common Stock and Tritel Common Stock the amount such holder would have received pursuant to the foregoing assuming that the sales of Class A Stock were made at a price equal to the average of the closing bid prices of the Class A Stock on the Nasdaq National Market System, for the ten consecutive trading days immediately following the Effective Time and, in such case, all references herein to the cash proceeds of the sale of the Excess Shares and similar references shall be deemed to mean and refer to the payments calculated as set forth in this sentence. In such event, Excess Shares shall not be issued or otherwise transferred to the Exchange Agent. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of TeleCorp Common Stock or Tritel Common Stock, as applicable, in lieu of any fractional shares of the applicable TeleCorp Common Stock and the Tritel Common Stock, the Exchange Agent shall make available such amounts to such holders of shares of the applicable TeleCorp Common Stock and the Tritel Common Stock without interest.

          (b) Fractions of a share of all classes and series of the Holding Company Capital Stock, other than Class A Voting Stock, may be issued in connection with the Mergers.

          1.12 Surrender of Certificates.
               -------------------------

          (a)  Exchange Agent.  Prior to the Effective Time, the Holding Company
               --------------
shall designate a bank or trust company to act as exchange agent (the "Exchange
                                                                       --------
Agent") in connection with the Mergers.
-----

          (b)  The Holding Company to Provide Capital Stock.  When and as
               --------------------------------------------
needed, the Holding Company shall make available to the Exchange Agent for exchange in accordance with this Article I, through such reasonable procedures
                                 ---------
as the Holding Company may adopt, sufficient shares of the Holding Company Capital Stock to be exchanged pursuant to Section 1.6.
                                          -----------

          (c)  Exchange Procedures.  Promptly after the Effective Time, the
               -------------------
Holding Company shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") which immediately prior to the
                                  ------------
Effective Time represented outstanding shares of

TeleCorp Capital Stock and Tritel Capital Stock whose shares were converted into the right to receive shares of the Holding Company Capital Stock pursuant to
Section 1.6, a letter of transmittal (which shall specify that delivery shall be
-----------
effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as the TeleCorp and/or Tritel may reasonably specify) and instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of the Holding Company Capital Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing the number and type of shares of the Holding Company Capital Stock or, in the case of Class A Voting Stock, payment in lieu of fractional shares which such holder has the right to receive pursuant to Section 1.11, and the Certificate so
                                     ------------
surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, shall be deemed from and after the Effective Time, for all legal purposes, to evidence only the right to receive the number of shares of the Holding Company Capital Stock into which the holder of such shares of TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, is entitled and, in the case of Class A Voting Stock, the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.11. Any portion of the shares of the Holding Company
                ------------
Capital Stock and cash deposited with the Exchange Agent pursuant to Section
                                                                     -------
1.12(b) which remains undistributed to the holders of Certificates representing
-------
shares of TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, for six (6) months after the Effective Time shall be delivered to the Holding Company, upon demand, and any holders of shares of

TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, who have not theretofore complied with the provisions of this Article I shall thereafter look
                                                 ---------
only to the Holding Company and only as general creditors thereof for payment of their claim for the Holding Company Capital Stock, any cash in lieu of fractional shares of Class A Voting Stock and any dividends or distributions with respect to the Holding Company Capital Stock to which such holders may then be entitled.

          (d)  Distributions With Respect to Unexchanged Shares.  No dividends
               ------------------------------------------------
or other distributions declared or made after the Effective Time with respect to the Holding Company Capital Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of the Holding Company Capital Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, following the surrender of any such Certificate, there shall be paid to the record holder of the certificates representing shares of the Holding Company Capital Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of the Holding Company Capital Stock.

          (e)  Transfers of Ownership.  If any certificate for shares of the
               ----------------------
Holding Company Capital Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered in the stock register of TeleCorp or Tritel, as applicable, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed and otherwise be in proper form for transfer and that the stockholder requesting such exchange shall have paid to the Holding Company, or any agent designated by it, any transfer or other taxes required by reason of the issuance of a certificate for shares of the Holding Company Capital Stock in any name other than that of the registered holder of the

Certificate surrendered, or established to the reasonable satisfaction of the Holding Company or any agent designated by it that such tax has been paid or is otherwise not payable.

          (f)  No Liability.  Notwithstanding anything to the contrary in this
               ------------
Agreement, none of the Exchange Agent, the Holding Company, TeleCorp II or Tritel II shall be liable to a holder of shares of TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, for the Holding Company Capital Stock or any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (g)  Withholding of Tax.  Either the Holding Company or the Exchange
               ------------------
Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, such amounts as the Holding Company (or any Affiliate thereof (as defined in Section 10.4)) or the Exchange
                                                 ------------
Agent shall determine in good faith they are required to deduct and withhold with respect to the making of such payment under the Code or any provision of any applicable state, local or foreign tax law. To the extent that amounts are so withheld by the Holding Company or the Exchange Agent, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the shares of TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, in respect of whom such deduction and withholding were made by the Holding Company.

          1.13 Further Ownership Rights in Shares.  All shares of the Holding
               ----------------------------------
Company Capital Stock issued upon the surrender for exchange of shares of TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, in accordance with the terms of this Article I (including any cash paid in respect
                                  ---------
thereof) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, and there shall be no further registration of transfers on the records of either TeleCorp II or Tritel II of shares of capital stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to either TeleCorp II or Tritel II for any reason, they shall be canceled and exchanged as provided in this Article I.
                              ---------

          1.14 Contribution.
               ------------

          (a) As soon as practicable after the Effective Time and subject to, and upon the terms and conditions of, this Agreement, AT&T shall deliver or cause to be delivered (i) an amendment to the Network Membership License Agreement, then in effect between AT&T Corp., a New York corporation, and the Holding Company or TeleCorp (the "Existing Network Membership License
                                  -----------------------------------
Agreement"), in the form attached as Exhibit D-1 (the "License Extension
---------                            -----------       -----------------
Amendment"), (ii) the Airadigm Assignment (as defined below), (iii) the Indus
---------
Assignment (as defined below) and (iv) a wire transfer of immediately available funds in the amount of $20,000,000 (the "Cash Contribution") (the items
                                         -----------------
described in items (i) through (iv), the "Contributed Property") and the Holding
                                          --------------------
Company shall, and shall cause TeleCorp to, as appropriate, execute the License Extension Amendment, the Airadigm Assignment and the Indus Assignment and the Holding Company shall issue to AT&T (or its Affiliates) the Shares. It is expressly understood by the parties that the failure of the Contribution to occur at the Effective Time shall not prevent the Mergers from occurring. As used herein, the term "Airadigm Assignment" shall mean the assignment by AT&T
                       -------------------
(or one of its Affiliates) of all its rights, title and interest in, to and under a certain Letter of Intent attached hereto as Exhibit D-2 (the "Airadigm
                                                    -----------       --------
Letter of Intent") which contemplates the entering into of an asset purchase
----------------
agreement (the "Airadigm Purchase Agreement") between Airadigm Communications,
                ---------------------------
Inc., a Wisconsin corporation ("Airadigm"), and a buyer designated by AT&T (the
                                --------
"Airadigm Buyer"), as part of, and subject to the approval of, a Plan of
 --------------
Reorganization filed January 24, 2000 in connection with the bankruptcy proceedings entitled In re Airadigm Communications, Inc., No.
                     -----------------------------------

99-33500, Bktcy. W.D. Wisc., a copy of which is attached as Exhibit F (the "Plan
                                                            ---------       ----
of Reorganization"). In the event the Airadigm Purchase Agreement is entered
-----------------
into, the term "Airadigm Assignment" shall mean the assignment by AT&T of all its right, title and interest in, to and under the Airadigm Purchase Agreement. As used herein, the term "Indus Assignment" shall mean the assignment by AT&T
                          ----------------
(or its Affiliates) to the Holding Company or TeleCorp (or one of their respective Affiliates) of all its right, title and interest in, to and under that certain Agreement and Plan of Merger in the form of Exhibit G-1 dated as of
                                                         -----------
February 27, 2000, between Indus, Inc. Milwaukee PCS LLC, a Delaware limited liability company (the "Indus Buyer") and certain other parties (the "Indus
                        -----------                                   -----
Merger Agreement"), in the form of Exhibit G-2.
----------------                   -----------

          (b) The failure to occur of any or all of the transactions contemplated by the Airadigm Assignment shall not prevent the Contribution from occurring at the Effective Time with respect to the other aspects of the Contribution with respect to which the conditions specified in Section 7.4 shall
                                                               -----------
have been satisfied.

          (c) Notwithstanding anything to the contrary in this Agreement, prior to the Effective Time, TeleCorp and AT&T will execute and deliver the Indus Assignment and one or more amendments to the Network Membership License Agreement between AT&T Corp. and TeleCorp dated as of July 17, 1998, the Intercarrier Roamer Service Agreement between AT&T and TeleCorp dated as of July 17, 1998 and the Roaming Administration Agreement between AT&T and TeleCorp dated as of July 17, 1998 extending the rights of TeleCorp under such agreements to the Indus territory in form and substance acceptable to AT&T and TeleCorp (the "Indus Amendments"), as soon as the conditions to the consummation of the
      ----------------
transaction contemplated by the Indus Merger Agreement shall be satisfied if such conditions shall be satisfied prior to the Effective Time (an "Early Indus
                                                                    -----------
Closing").  In the event of an Early
-------

Indus Closing, TeleCorp will not be required to pay AT&T any consideration at the time of the Early Indus Closing. In the event the Early Indus Closing occurs and the Contribution is consummated, the Early Indus Closing shall be deemed part of the Contribution. In the event the Early Indus Closing occurs, TeleCorp or one of its Affiliates will assume all of the obligations of AT&T (or its Affiliates) pursuant to that certain Organizational Agreement effective as of February 27, 2000, among Kailas Rao, Indus, Inc., AT&T Wireless Services, Inc., the Indus Buyer and AT&T Milwaukee JV, Inc. (the "Indus Organization Agreement")
                                                  ----------------------------
(such costs being referred to herein as the "Indus Transaction Costs"). If the
                                             -----------------------
Early Indus Closing occurs and this Agreement is (or the provisions of this Agreement relating to the Contribution are) terminated without the Contribution occurring, then at the option of AT&T: either (i) TeleCorp will re-assign and transfer to AT&T (or its Affiliates or designees) all assets and rights which were assigned and transferred to TeleCorp by AT&T in connection with the Early Indus Closing (and AT&T will reimburse TeleCorp for all out-of-pocket costs incurred by TeleCorp in connection with (x) the Indus Transaction Costs or (y) any improvements to or maintenance of such assets to the extent that AT&T determines reasonably and in good faith that, in the case of clause (x), such costs were either reasonably incurred or were costs that are of the nature of costs that AT&T (or its Affiliates) would incur under similar circumstances or, in the case of clause (y), to the extent such costs improved the value of the Indus assets or were costs that AT&T (or its Affiliates or successor in title) would have to incur in any event; or (ii) TeleCorp will pay AT&T an amount in TeleCorp Class A Voting Stock valued at the average of the closing bid prices for the TeleCorp Class A Voting Stock for the ten trading days immediately preceding the date of the Early Indus Closing equal to (1) $175 times the number of Indus POPS (where "POPs" means Paul Kagan Associates, Inc. estimate of the
                      ----
1998 population of a geographic area), less (2) the amount of the purchase price that was paid plus the amount of the Indus debt assumed pursuant to the Indus Merger Agreement or (without duplication) the Indus Organization Agreement. In the event of an Early Indus Closing, if this Agreement is (or the provisions of this Agreement relating to the Contribution are) terminated without the Contribution occurring, AT&T and TeleCorp will take all action necessary so that the Indus Amendments shall be terminated and all the rights thereunder shall revert to AT&T (or its Affiliate).

          (d) (i) In the event that AT&T is unable to deliver, or cause the delivery of, the Indus Assets, then AT&T may in lieu thereof deliver or cause to be delivered to the Holding Company executed assignments in form and substance reasonably satisfactory to the Holding Company for 20 MHz of PCS licenses (chosen at AT&T's option) for at least an equivalent number of POPs in the Kansas City or Indianapolis BTAs and their surrounding BTAs or in such other BTA's as the parties agree in good faith are reasonably equivalent to the aforementioned regions (the "Replacement Assets"), provided that if AT&T chooses
                             ------------------    --------
to provide Replacement Assets, the Holding Company will deliver to AT&T (or its Affiliates) an amount of the Class A Voting Stock (valued based on the average of the closing prices of such stock for the ten trading days immediately preceding delivery of such Class A Voting Stock by the Holding Company) equal to the amount of the purchase price that was required to be paid (plus the amount of the Indus debt to be assumed) pursuant to the Indus Merger Agreement and the transactions contemplated thereby, and, if the number of POPs included in the Replacement Assets chosen exceeds the number of Indus POPs, the Holding Company will deliver to AT&T (or its Affiliates) an additional amount of Class A Voting Stock, valued as described above, equal to $175 times the number of such excess POPs (in which case the defined term "Shares" shall include such additional shares of Class A Voting Stock).

          (ii) In the event that AT&T is unable to deliver, or cause the delivery of, the Indus Assets and AT&T does not elect to deliver or cause to be delivered to the Holding Company Replacement Assets, AT&T shall provide prompt notice thereof to TeleCorp

     (or, after the Effective Time, the Holding Company) and TeleCorp (or the Holding Company) may, by notice given within five business days after receipt of such notice from AT&T, elect to terminate the Contribution.

          1.15 Closing.  Unless this Agreement shall have been terminated and
               -------
the transactions contemplated by this Agreement abandoned pursuant to the provisions of Article VIII, and subject to the provisions of Article VII, the
              ------------                                   -----------
closing of the Mergers (the "Closing") shall take place at 10:00 a.m. (eastern
                             -------
standard time) on a date (the "Closing Date") to be mutually agreed upon by the
                               ------------
parties, which date shall be not later than the fifth business day after all the conditions set forth in Article VII (excluding conditions that, by their nature,
                        -----------
cannot be satisfied until or on the Closing Date) shall have been satisfied (or waived in accordance with Article VII, to the extent the same may be waived),
                          -----------
unless another time and/or date is agreed to in writing by the parties. The Closing shall take place at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, NY, unless another place is agreed to by the parties.

          1.16 Lost, Stolen or Destroyed Certificates.  In the event any
               --------------------------------------
Certificates evidencing shares of TeleCorp Capital Stock or Tritel Capital Stock, as the case may be, shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof in form and substance reasonably acceptable to the Holding Company, such shares of the Holding Company Capital Stock to which the holder of such Certificate would otherwise be entitled to pursuant to the provisions of Section 1.6 and
                                                             -----------
cash for fractional shares, if any, as may be required pursuant to Section 1.11;
                                                                   ------------
provided, however, that the Holding Company may, in its discretion and as a
--------  -------
condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against the Holding Company or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

          1.17 Tax Consequences.  For Federal income tax purposes, the parties
               ----------------
intend that the Mergers and the Contribution, taken together, will qualify as a tax-free transaction within the meaning of Section 351 of the Code and that each of the Mergers be treated as a tax-free reorganization under Section 368(a) of the Code. Except to the extent otherwise required pursuant to a "determination" within the meaning of Code Section 1313(a), the parties shall not take a position on any Tax Return (as defined below) inconsistent with this Section
                                                                     -------
1.17.
----

                                  ARTICLE II

               STRUCTURE OF HOLDING COMPANY AND RELATED MATTERS

          2.1  Organization of the Holding Company.
               -----------------------------------

          (a) The Holding Company shall be organized as a corporation under the laws of the State of Delaware and at all times prior to the Effective Time be 50% owned by TeleCorp and 50% owned by Tritel. Upon the Effective Time, the Holding Company shall change its name to "TeleCorp PCS, Inc." The Certificate of Incorporation and By-laws of the Holding Company in effect immediately prior to the Effective Time shall be in the form of Exhibit H and Exhibit I attached
                                              ---------     ---------
hereto. TeleCorp and Tritel shall effect all steps to organize the Holding Company as soon as practicable after the date of this Agreement. Prior to the Effective Time, the Board of Directors of the Holding Company shall adopt resolutions either designating the Holding Company Preferred Stock and appropriate certificates of designation shall be filed with the Secretary of State of the State of Delaware or amending and restating the Holding Company Certificate of Incorporation and an appropriate Amended and Restated Certificate of

Incorporation of the Holding Company shall be filed with the Secretary of State of the State of Delaware .

          (b) At the Effective Time, each share of the Holding Company Common Stock held by either TeleCorp or Tritel shall be canceled and all consideration paid therefor shall be returned. Prior to the Effective Time, the Holding Company shall not (i) conduct any business operations whatsoever or (ii) enter into any contract or agreement of any kind, acquire any assets, or incur any liability, except in connection with the organization of the Merger Subs, as may be specifically contemplated by this Agreement, or as the parties may otherwise agree in writing. In the event this Agreement is terminated prior to the Effective Time, the Holding Company shall be promptly dissolved.

          (c) Prior to the Effective Time, TeleCorp and Tritel will (i) cause the Holding Company, First Merger Sub and Second Merger Sub to execute and deliver a joinder to this Agreement pursuant to Section 251 of the DGCL, (ii) execute a formal written consent under Section 228 of the DGCL as both of the stockholders of the Holding Company, approving the execution, delivery and performance of this Agreement by the Holding Company and (iii) cause the Holding Company to execute a formal written consent under Section 228 of the DGCL as the sole stockholder of First Merger Sub and Second Merger Sub, approving the execution, delivery and performance of this Agreement by First Merger Sub and Second Merger Sub.

          2.2  Board of Directors of the Holding Company.  The initial Board of
               -----------------------------------------
Directors of the Holding Company shall be as set forth on Schedule A , and such
                                                          ----------
Board of Directors shall take all actions necessary to cause the Board of Directors of the Holding Company, as of the Effective Time, to consist of the persons identified on Schedule A hereto, classified into three classes and with
                      ----------
terms expiring as set forth on such Schedule A.
                                    ----------

          2.3  Officers of the Holding Company.  As of the Effective Time, the
               -------------------------------
Board of Directors of the Holding Company shall take all actions necessary to elect as officers of the Holding Company the individuals set forth on Schedule A
                                                                      ----------
hereto.

          2.4  Indemnification and Insurance.
               -----------------------------

          (a) From and after the Effective Time, the Holding Company will, or will cause TeleCorp II and Tritel II to, fulfill and honor in all respects the obligations of TeleCorp and Tritel pursuant to their respective Certificates of Incorporation and By-laws and any indemnification agreements between TeleCorp, Tritel and each of their respective directors and officers existing prior to the Effective Time. The Certificate of Incorporation and By-laws of each of TeleCorp II and Tritel II will contain the provisions with respect to indemnification set forth in the Certificate of Incorporation and By-laws of TeleCorp and Tritel, respectively, prior to the Effective Time, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, at any time prior to the Effective Time, were directors, officers, employees or agents of TeleCorp or Tritel, unless such modification is required by applicable law.

          (b) From and after the Effective Time, the Holding Company will, and will cause TeleCorp II and Tritel II, to the fullest extent permitted under applicable law, to indemnify and hold harmless, each present and former director and/or officer of TeleCorp and Tritel (collectively, the "Indemnified Parties")
                                                          -------------------
against any costs or expenses (including, without limitation, attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent arising out of or pertaining to any action or omission in his capacity as a director or officer of TeleCorp or Tritel, respectively, for a period of six (6) years after the date hereof. Without limiting any of the foregoing, in the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective
Time), (i) any counsel retained by the Indemnified Parties for any period after the Effective Time must be reasonably satisfactory to the Holding Company, (ii) after the Effective Time, the Holding Company will pay, and will cause TeleCorp II or Tritel II, as the case may be, to pay, the reasonable fees and expenses of such counsel, promptly after statements therefor are received and (iii) the Holding Company will, and will cause TeleCorp II or Tritel II, as the case may be, to cooperate in the defense of any such matter; provided, however, that
                                                    --------  -------
neither the Holding Company, TeleCorp II or Tritel II, as the case may be, shall be liable for any settlement effected without its written consent (which consent will not be unreasonably withheld or delayed); and provided, further, that, in
                                                   --------  -------
the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims will continue until the disposition of any and all such claims and provided, further, that nothing in this Section 2.4 shall impair any
           --------  -------                       -----------
rights or obligations of any present or former employees, agents, directors or officers of TeleCorp or Tritel. The Indemnified Parties as a group may retain only one law firm (in addition to local counsel) to represent them with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties. In the event that the Holding Company, TeleCorp II, Tritel II or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary to effectuate the purposes of this Section 2.4, proper provision shall be made so that the successors and
        -----------
assigns of TeleCorp II and

Tritel II assume the obligations set forth in this Section 2.4 and none of the
                                                   -----------
actions described in clause (i) or (ii) shall be taken until such provision is made.

          (c) For a period of six (6) years after the Effective Time, the Holding Company will, or will cause TeleCorp II and Tritel II to, maintain in effect, if available, directors' and officers' liability insurance covering those persons who are currently covered by TeleCorp's and Tritel's directors' and officers' liability insurance policies on terms at least comparable to those in effect on the date hereof; provided, that in no event shall the Holding
                              --------
Company be required to, or be required to cause TeleCorp II or Tritel II to, maintain directors' and officers' liability insurance with comparable coverage if the annual premium of such insurance is more than one hundred and twenty-five percent (125%) of the cost of the most recent annual premium paid by TeleCorp or Tritel, as applicable, but in such case, the Holding Company shall, and shall cause, as much coverage as possible for such amount to be purchased.

          (d)  This Section 2.4 will survive the consummation of the Mergers, is
                    -----------
intended to benefit the Indemnified Parties, and shall be binding on all successors and assigns of TeleCorp II, Tritel II and the Holding Company.

          2.5  Headquarters of the Holding Company.  The headquarters of the
               -----------------------------------
Holding Company shall be located in Arlington, Virginia. Following the Effective Time, the principal corporate offices of TeleCorp II shall be located in Arlington, Virginia, and the principal corporate offices of Tritel II shall be located in Jackson, Mississippi.

          2.6  Merger Subs Organization.  The Holding Company shall organize the
               ------------------------
First Merger Sub and the Second Merger Sub under the laws of the State of Delaware. Prior to the Effective Time, the outstanding capital stock of the First Merger Sub and the Second Merger Sub shall each consist of 1,000 shares of common stock, par value $0.01 per share, all of which shall be owned by the Holding Company. Prior to the Effective Time, the Merger Subs shall not

(i) conduct any business operations whatsoever or (ii) enter into any contract or agreement of any kind, acquire any assets or incur any liability, except as may be specifically contemplated by this Agreement. If this Agreement is terminated prior to the Effective Time, the Merger Subs shall be promptly dissolved.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF TELECORP

          Except as set forth in the TeleCorp SEC Reports (as defined in Section
                                                                         -------
3.9) or the TeleCorp Disclosure Schedule previously delivered to Tritel (the
---
"TeleCorp Disclosure Schedule"), TeleCorp, on behalf of itself and its
-----------------------------
Subsidiaries (as defined in Section 10.4), represents and warrants to Tritel and
                            ------------
AT&T that the statements contained in this Article III are true, complete and
                                           -----------
correct. The TeleCorp Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article
                                                                        -------
III, and the disclosure in any paragraph shall qualify only the corresponding
---
paragraph of this Article III, unless the disclosure contained in such paragraph
                  -----------
contains such information so as to enable a reasonable person to determine that such disclosure qualifies or otherwise applies to other paragraphs of this
Article III.  As used in this Agreement, a "TeleCorp Material Adverse Effect"
-----------                                 --------------------------------
means any change, event or effect that is materially adverse to the business, assets (including intangible assets), financial condition or results of operations of TeleCorp and its Subsidiaries, taken as a whole, excluding any adverse change in, or effect on, the financial condition or revenues of TeleCorp to the extent attributable to (i) general economic conditions in the United States and (ii) conditions affecting the wireless communications industry generally.

          3.1  Organization and Qualification; Subsidiaries.
               --------------------------------------------

          (a) TeleCorp is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all the requisite corporate power and authority necessary to own, lease and operate its properties and to carry on its business as it is now being conducted. TeleCorp is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a TeleCorp Material Adverse Effect.

          (b) All of the shares of capital stock of each Subsidiary (as defined in Section 10.4 below) of TeleCorp are owned by TeleCorp or by a Subsidiary of
   ------------
TeleCorp (other than director's qualifying shares in the case of foreign Subsidiaries), and are validly issued, fully paid and non-assessable, and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants with respect any such Subsidiaries capital stock.

          (c) Each Subsidiary of TeleCorp is a legal entity, duly incorporated or organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization and has all the requisite power and authority necessary to own, lease and operate its properties and to carry on its business as it is now being conducted. Each Subsidiary of TeleCorp is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a TeleCorp Material Adverse Effect.

          3.2  Certificate of Incorporation; By-laws.  TeleCorp has heretofore
               -------------------------------------
made available to Tritel a true, complete and correct copy of its and each of its Subsidiaries' respective Certificate of Incorporation and By-laws (or other equivalent organizational documents), each as amended or restated to date. Each such Certificate of Incorporation and By-laws (or other equivalent organizational documents) of TeleCorp and each of its Subsidiaries are in full force and effect. Neither TeleCorp nor any of its Subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or By-laws or other equivalent organizational documents.

          3.3  Capitalization.
               --------------

          (a) The authorized capital of TeleCorp consists of: (i) 918,339,090 shares of TeleCorp Common Stock, consisting of: (A) 608,550,000 shares of TeleCorp Class A Voting Common Stock, (B) 308,550,000 shares of TeleCorp Class B Non-Voting Common Stock, (C) 309,000 shares of TeleCorp Class C Common Stock,
(D) 927,000 shares of TeleCorp Class D Common Stock, and (E) 3,090 shares of TeleCorp Voting Preference Common Stock; (ii) 17,045,000 shares of TeleCorp Preferred Stock, consisting of: (A) 100,000 shares of TeleCorp Series A Preferred Stock, (B) 200,000 shares of TeleCorp Series B Preferred Stock, (C) 215,000 shares of TeleCorp Series C Preferred Stock, (D) 50,000 shares of TeleCorp Series D Preferred Stock, (E) 30,000 shares of TeleCorp Series E Preferred Stock, (F) 15,450,000 shares of TeleCorp Series F Preferred Stock, and
(G) 1,000,000 undesignated shares;

          (b) As of February 25, 2000: (i) 86,067,221 shares of TeleCorp Common Stock were issued and outstanding, which consisted of: (A) 86,928,889 shares of TeleCorp Class A Voting Common Stock, (B) 283,813 shares of TeleCorp Class C Common Stock, (C) 851,429 shares of TeleCorp Class D Common Stock, and (D) 3,090 shares of TeleCorp Voting Preference Common Stock; (ii) 15,295,317 shares of TeleCorp Preferred Stock were issued and outstanding, which consisted of: (A) 97,473 shares of TeleCorp Series A Preferred

Stock, (B) 210,608 shares of TeleCorp Series C Preferred Stock, (C) 49,417 shares of TeleCorp Series D Preferred Stock, (D) 25,041 shares of TeleCorp Series E Preferred Stock, and (E) 14,912,778 shares of TeleCorp Series F Preferred Stock; (iii) no shares of TeleCorp Common Stock were held in treasury of TeleCorp or any of its Subsidiaries; (iv) no shares of TeleCorp Capital Stock were held by any Subsidiary of TeleCorp; (v) 503,022 shares of TeleCorp Class A Voting Stock and 1,111.11 shares of TeleCorp Series E Preferred Stock reserved for issuance pursuant to the TeleCorp Restricted Stock Plan and (vi) there were outstanding employee and non-employee options in the amount set forth on
Schedule 3.3(b) (the "TeleCorp Options"), with the exercise price, vesting
---------------       ----------------
schedule and name of each holder of such options and the amount of options held by each such holder specified on Schedule 3.3(b). None of the outstanding shares
                                 ---------------
of TeleCorp Common Stock are subject to, nor were they issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right.

          (c) Except as set forth above, no shares of voting or non-voting capital stock, other equity interests, or other voting securities of TeleCorp were or are issued, reserved for issuance or outstanding. All outstanding shares of TeleCorp Capital Stock are, and all shares which may be issued upon the exercise of TeleCorp Options will be, when issued, duly authorized, validly issued, fully paid and non-assessable and not subject to any kind of preemptive (or similar) rights. There are no bonds, debentures, notes or other indebtedness of TeleCorp with voting rights (or convertible into, or exchangeable for, securities with voting rights) on any matters on which stockholders of TeleCorp may vote.

          (d) All of the outstanding shares of capital stock or other security or equity interests of each of TeleCorp's Subsidiaries have been duly authorized, validly issued, fully paid and non-assessable, are not subject to, and were not issued in violation of, any preemptive (or similar) rights, and are owned, of record and beneficially, by TeleCorp or one of its direct or indirect Subsidiaries, free and clear of all Liens (as defined in Section 10.4)
                                                                  ------------
whatsoever. There are no restrictions of any kind which prevent the payment of dividends, where applicable, by any of TeleCorp's Subsidiaries, and neither TeleCorp nor any of its Subsidiaries is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan or capital contribution) to or in any Person (as defined in Section 10.4).
                                                 ------------

          (e) Section 3.3(e) of the TeleCorp Disclosure Schedule sets forth a true, complete and correct list of all securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind (contingent or otherwise) to which TeleCorp or any of its Subsidiaries is a party or by which any of them is bound obligating TeleCorp or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of TeleCorp or of any of its Subsidiaries or obligating TeleCorp or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking (other than the TeleCorp Options) and specifying the material terms of each such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking including the applicable exercise price or purchase price and the name of the person or entity to whom each such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking was issued. There are no outstanding contractual obligations of TeleCorp or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock (or options to acquire any such shares) or other security or equity interest of TeleCorp or its Subsidiaries. There are not outstanding any stock-appreciation rights, security-based performance units, "phantom" stock or other security rights or other agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any Person is or may be entitled to receive any payment or other value based on the revenues, earnings or financial performance, stock price performance or other attribute of TeleCorp or any of its Subsidiaries or assets or calculated in accordance therewith (other than ordinary course payments or commissions to sales representatives of TeleCorp based upon revenues generated by them without augmentation as a result of the transactions contemplated hereby) or to cause TeleCorp or any of its Subsidiaries to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or which otherwise relate to the registration
                 --------------
of any securities of TeleCorp or its Subsidiaries.

          (f) Except as set forth in the TeleCorp SEC Reports or as contemplated by the Stockholders Agreement, there are no voting trusts, proxies or other agreements, commitments or understandings of any character to which TeleCorp or any of its Subsidiaries or, to the knowledge of TeleCorp, any of the stockholders of TeleCorp, is a party or by which any of them is bound with respect to the issuance, holding, acquisition, voting or disposition of any shares of capital stock or other security or equity interest of TeleCorp or any of its Subsidiaries.

          3.4  Authority; Enforceability.  TeleCorp has all necessary corporate
               -------------------------
power and authority to execute and deliver this Agreement, the Tritel Voting Agreement, the Stockholders Agreement, the Investors Stockholder Agreement and each other agreement or instrument required to be executed and delivered by it at the Closing (each, including the TeleCorp Voting Agreement, the License Extension Amendment, the Indus Amendments, the Airadigm Assignment and the Indus Assignment, a "Related Agreement"), and to perform its obligations hereunder and
               -----------------
thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by TeleCorp of this Agreement and each Related Agreement to which it is a party, the performance of its obligations hereunder and thereunder, and the consummation by TeleCorp of the transactions contemplated hereby and thereby, have been duly and validly authorized by all corporate action and no other corporate proceedings on the part of TeleCorp are necessary to authorize this Agreement or any Related Agreement to which it is a party or to consummate the transactions so contemplated, other than the approval and authorization of this Agreement and the First Merger by votes of the holders of a majority of the outstanding shares of TeleCorp Capital Stock entitled to vote thereon in accordance with the DGCL, TeleCorp's Certificate of Incorporation and By-laws, and the Special Vote (as defined below). Each of this Agreement and the Related Agreements to which TeleCorp is a party has been duly and validly executed and delivered by TeleCorp and, assuming the due authorization, execution and delivery thereof by all other parties to each such agreement, constitutes a legal, valid and binding obligation of TeleCorp in accordance with its terms.

          3.5  Required Vote.  The Board of Directors of TeleCorp has, at a
               -------------
meeting duly called and held, (i) approved and declared advisable this Agreement and approved each Related Agreement to which it is a party, (ii) determined that the transactions contemplated hereby and thereby are advisable, fair to and in the best interests of the holders of TeleCorp Capital Stock, (iii) resolved to recommend adoption of this Agreement, the First Merger and the other transactions contemplated hereby and thereby to the stockholders of TeleCorp and
(iv) directed that this Agreement be submitted to the stockholders of TeleCorp for their approval and authorization. The affirmative vote of a majority of the voting power of all outstanding shares of TeleCorp Class A Voting Common Stock and TeleCorp Voting Preference Common Stock voting together as one class, are the only votes of the holders of any class or series of capital stock of TeleCorp necessary to approve and authorize this Agreement, the First Merger, the Related Agreements (to the extent TeleCorp is a party thereto) and the other transactions contemplated hereby and thereby in their capacity as stockholders of TeleCorp.

          3.6  No Conflict; Required Filings and Consents.
               ------------------------------------------

          (a) The execution and delivery by TeleCorp of this Agreement and the Related Agreements to which it is a party do not, and the performance of this Agreement and the

Related Agreements to which it is a party will not, (i) conflict with or violate the Certificate of Incorporation or By-laws or other equivalent organizational documents of TeleCorp or any of its Subsidiaries, (ii) conflict with or violate any Law, Regulation or Order (as defined in Section 10.4) in each case
                                            ------------
applicable to TeleCorp or any of its Subsidiaries or by which any of their respective properties is bound or affected, or (iii) result in any breach or violation of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair TeleCorp's or any of its Subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of TeleCorp or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which TeleCorp or any of its Subsidiaries is a party or by which TeleCorp or any of its Subsidiaries or its or any of their respective properties is bound or affected, except in the case of clauses (ii) or (iii) above, for any such conflicts, breaches, violations, defaults or other occurrences that would not (x) individually or in the aggregate, reasonably be expected to have a TeleCorp Material Adverse Effect, or (y) prevent or materially impair or delay the consummation of the transactions contemplated by this Agreement and the Related Agreements or (z) for purposes of this representation being made to AT&T, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect on the value of the Shares.

          (b) The execution and delivery by TeleCorp of this Agreement and the Related Agreements to which it is a party do not, and the performance of this Agreement and the Related Agreements, will not, require TeleCorp or any of its Subsidiaries to obtain any approval of any Person or approval of, observe any waiting period imposed by, or make any filing with or notification to, any Governmental Authority (as defined in Section 10.4), domestic or foreign,
                                      ------------
except for (i) compliance with applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state
                                                      ------------
securities laws ("Blue Sky Laws"), the pre-merger notification requirements of
                  -------------
the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR
                                                                           ---
Act"), or any Foreign Competition Laws (as defined in Section 10.4), the
---                                                   ------------
Communications Act of 1934, as amended (the "Communications Act") and the
                                             ------------------
regulations of the Federal Communications Commission (the "FCC"), state public
                                                           ---
utility, telecommunications or public service laws, (ii) the filing of the Certificates of Merger in accordance with the DGCL and/or (iii) where the failure to obtain such approvals, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a TeleCorp Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

          3.7  Material Agreements.  Neither TeleCorp nor any of its
               -------------------
Subsidiaries has breached, or received in writing any claim or threat that it has breached, any of the terms or conditions of any agreement, contract or commitment that is of a type which is required to be included as an exhibit to the annual reports on Form 10-K required to be filed by TeleCorp pursuant to
Item 601 of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC") (collectively, the "TeleCorp Material Contracts") in such a manner as
  ---                       ---------------------------
would permit any other party to cancel or terminate the same or would permit any other party to collect material damages from TeleCorp or any of its Subsidiaries under any TeleCorp Material Contract. Each TeleCorp Material Agreement is in full force and effect, is a valid and binding obligation of TeleCorp or such Subsidiary and, to the knowledge of TeleCorp, of each other party thereto, and is enforceable against TeleCorp or such Subsidiary in accordance with its terms, and, to the knowledge of TeleCorp, enforceable against each other party thereto, in each case except that the enforcement thereof may be limited by (i) the effects of bankruptcy, insolvency, reorganization, moratorium or other similar law now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and such TeleCorp Material Agreements will continue to be valid, binding and enforceable in accordance with their respective terms and in full force and effect immediately following the consummation of the transactions contemplated hereby with no material alteration or acceleration or increase in fees or liabilities. Neither TeleCorp nor any of its Subsidiaries is or is alleged to be and, to the knowledge of TeleCorp, no other party is or is alleged to be in default under, or in breach or violation of, any TeleCorp Material Agreement, and, to the knowledge of TeleCorp, no event has occurred which (whether with or without notice or lapse of time or both) would constitute such a default, breach or violation. To the knowledge of TeleCorp, no party to a TeleCorp Material Contract has terminated or in any way expressed an intent to materially reduce or terminate the amount of business with TeleCorp and its Subsidiaries in the future.

          3.8  Compliance.  Each of TeleCorp and its Subsidiaries is in
               ----------
compliance in all respects with, and is not in default or violation of, (i) its Certificate of Incorporation and By-laws or other equivalent organizational documents, (ii) any Law or Order or by which any of their respective assets or properties are bound or affected or (iii) any note, bond, mortgage, indenture, contract, permit, franchise or other instruments or obligations to which any of them are a party or by which any of them or any of their respective assets or properties are bound or affected, except, in the case of clauses (ii) and (iii), for any such failures of compliance, defaults and violations which would not, individually or in the aggregate, reasonably be expected to have a TeleCorp Material Adverse Effect.

          3.9  SEC Filings; Financial Statements.
               ---------------------------------

          (a) TeleCorp has timely filed all forms, reports, schedules, statements and documents required to be filed by it with the SEC since October 13, 1999 (collectively, with the Registration Statement on Form S-1 dated October 20, 1999, as amended (the "TeleCorp S-1"), the "TeleCorp SEC Reports")
                                   ------------         --------------------
pursuant to the Federal securities Laws and the SEC regulations promulgated thereunder. The TeleCorp SEC Reports were prepared in accordance, and complied as of their respective filing dates in all material respects, with the requirements of the Exchange Act and the Securities Act and the rules and regulations promulgated thereunder and did not at the time they were filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of TeleCorp's Subsidiaries has filed, or is obligated to file, any forms, reports, schedules, statements or other documents with the SEC.

          (b) Each of the audited and unaudited consolidated financial statements (including, in each case, any related notes and schedules thereto) contained in the TeleCorp SEC Reports (i) complied in all material respects with applicable accounting requirements and the published regulations of the SEC with respect thereto, (ii) were prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, to
                        ----
the extent otherwise permitted by Form 10-Q) applied on a consistent basis throughout the periods involved (except as may be expressly described in the notes thereto) and (iii) fairly present in all material respects the consolidated financial position of TeleCorp and its Subsidiaries as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, subject in the case of interim financial statements to normal year-end adjustments.

          3.10 Licenses and Authorizations.
               ---------------------------

          (a) TeleCorp and its Subsidiaries hold all licenses, permits, certificates, franchises, ordinances, registrations, or other rights, applications and authorizations required to be filed with or granted or issued by any Governmental Authority, including, without limitation, the FCC or any state authority asserting over TeleCorp, its Subsidiaries and their respective properties and assets, that are required for the conduct of their businesses as currently being conducted (each, as amended to date, the "TeleCorp
                                                          --------
Authorizations"), other than such licenses, permits, certificates, franchises,
--------------
ordinances, registrations, or other rights, applications and authorizations the absence of which would not, individually or in the aggregate, be reasonably likely to have a TeleCorp Material Adverse Effect or prevent or materially impair or delay the ability of TeleCorp to consummate the transactions contemplated hereby. TeleCorp has made available to Tritel a true, complete and correct list of such TeleCorp Authorizations.

          (b) TeleCorp has previously made available to Tritel and AT&T a true, complete and correct list of (i) each application of TeleCorp or any of its Subsidiaries pending before the FCC (the "TeleCorp FCC Applications"); (ii) each
                                          -------------------------
FCC permit and FCC license which is not a TeleCorp Authorization but in which TeleCorp or any of its Subsidiaries, directly or indirectly, holds an interest, including as a stakeholder in the licensee (collectively, the "Indirect TeleCorp
                                                               -----------------
Authorizations"); and (iii) all licenses, permits, certificates, franchises,
--------------
ordinances, registrations, or other rights, applications and authorizations for the benefit of TeleCorp or any of its Subsidiaries , as applicable, pending before any state authority (collectively, the "TeleCorp State Authorizations").
                                               -----------------------------
The TeleCorp Authorizations, the TeleCorp FCC Applications, the Indirect TeleCorp Authorizations and the TeleCorp State Authorizations

(collectively, the "TeleCorp Licenses and Applications") are the only Federal,
                    ----------------------------------
state or local licenses, permits, certificates, franchises, ordinances, registrations, or other rights, applications and authorizations that are required for the conduct of the business and operations of TeleCorp and its Subsidiaries as currently conducted, other than such licenses, permits, certificates, franchises, ordinances, registrations, or other rights, applications and authorizations the absence of which would not, individually or in the aggregate, be considered reasonably likely to have a TeleCorp Material Adverse Effect or prevent or materially delay or impair the ability of TeleCorp to consummate the transactions contemplated hereby.

          (c) The TeleCorp Authorizations and, to the knowledge of TeleCorp, the Indirect TeleCorp Authorizations, are in full force and effect and, except as disclosed on Schedule 3.10(c), have not been pledged or otherwise encumbered,
                ----------------
assigned, suspended or modified in any material respect (except as a result of FCC rule changes applicable to the PCS industry generally), canceled or revoked, and TeleCorp and each of its Subsidiaries have each operated in compliance with all terms thereof or any renewals thereof applicable to them, other than where the failure to so comply would not, individually or in the aggregate, be considered reasonably likely to have a TeleCorp Material Adverse Effect or materially impair the ability of TeleCorp to consummate the transactions contemplated hereby. To the knowledge of TeleCorp, no event has occurred with respect to any of the TeleCorp Authorizations which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such TeleCorp Authorizations. To the knowledge of TeleCorp, there is not pending any application, petition, objection or other pleading with the FCC, any state authority or any similar entity having jurisdiction or authority over the operations of TeleCorp or any of its Subsidiaries which questions the validity or contests any TeleCorp Authorization or which could reasonably be expected, if accepted or granted, to result in the revocation, cancellation, suspension or any materially adverse modification of any TeleCorp Authorization.

          (d) Except for the approvals contemplated by Section 3.6, no permit,
                                                       -----------
consent, approval, authorization, qualification or registration of, or declaration to or filing with, any Governmental Entity is required to be made or obtained by TeleCorp or any of its Subsidiaries in connection with the transfer or deemed transfer of the TeleCorp Licenses and Authorizations as a result of the consummation of the transactions contemplated hereby and such transactions will not result in a breach of such approvals, except where the failure to obtain or make such permit, consent, approval, authorization, qualification, registration, declaration or filing would not be considered reasonably likely to have a TeleCorp Material Adverse Effect or prevent or materially impair or delay the ability of TeleCorp to consummate the transactions contemplated hereby.

          3.11 No Violation of Law.  The business of TeleCorp and its
               -------------------
Subsidiaries is not being conducted in violation of any Laws, except for possible violations none of which, individually or in the aggregate, would reasonably be expected to have a TeleCorp Material Adverse Effect. Except as disclosed in TeleCorp SEC Reports, no investigation, review or proceeding by any Governmental Authority (including, without limitation, any stock exchange or other self-regulatory body) with respect to TeleCorp or its Subsidiaries in relation to any alleged violation of law or regulation is pending or, to TeleCorp's knowledge, threatened, nor has any Governmental Authority (including, without limitation, any stock exchange or other self-regulatory body) indicated an intention to conduct the same, except for such investigations which, if they resulted in adverse findings, would not reasonably be expected to have, individually or in the aggregate, a TeleCorp Material Adverse Effect. Except as set forth in the TeleCorp SEC Reports, neither TeleCorp nor any of its Subsidiaries is subject to any cease and desist or other order, judgment, injunction or decree issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has adopted any board resolutions at the request of, any Governmental Authority that materially restricts the conduct of its business or which would reasonably be expected to have a TeleCorp Material Adverse Effect, nor has TeleCorp or any of its Subsidiaries been advised that any Governmental Authority is considering issuing or requesting any of the foregoing. None of the representations and warranties made in this Section 3.11 are being made with
                                            ------------
respect to Environmental Laws.

          3.12 Absence of Certain Changes or Events.
               ------------------------------------

          (a) Since September 30, 1999, TeleCorp and its Subsidiaries have conducted their businesses only in the ordinary course of business consistent with past practice (the "Ordinary Course of Business") and, since such date,
                         ---------------------------
there has not been any change, event, development, damage or circumstance affecting TeleCorp or any of its Subsidiaries which, individually or in the aggregate, has had, or could reasonably be expected to have, a TeleCorp Material Adverse Effect.

          (b) Since September 30, 1999, (i) there has not been any material change by TeleCorp in its accounting methods, principles or practices, any revaluation by TeleCorp of any of its assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the Ordinary Course of Business, and (ii) there has not been (A) any other action or event, and neither TeleCorp nor any of its Subsidiaries has agreed in writing or otherwise to take any other action, that would have required the consent of Tritel pursuant to Section 6.2(a) had such action or event occurred after the
                   --------------
date hereof and prior to the Effective Time, or (B) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of TeleCorp to consummate the transactions contemplated by this Agreement or the Related Agreements to which it is a party.

          3.13 No Undisclosed Liabilities.  TeleCorp and its Subsidiaries do not
               --------------------------
have any liabilities or obligations of any nature (whether absolute, accrued, fixed, contingent or otherwise) which would be required to be reflected in financial statements prepared in accordance with GAAP, except liabilities or obligations which (i) are reflected in the TeleCorp SEC Reports, or (ii) have been incurred in the Ordinary Course of Business since September 30, 1999.

          3.14 Absence of Litigation.  There is no Litigation (as defined in
               ---------------------
Section 10.4) pending or, to the knowledge of TeleCorp, threatened against
------------
TeleCorp or any of its Subsidiaries, or any properties or rights of TeleCorp or any of its Subsidiaries, before or subject to any Court (as defined in Section
                                                                       -------
10.4) or Governmental Authority which, individually or in the aggregate, has
----
had, or would reasonably be expected to have, a TeleCorp Material Adverse Effect or would prevent, or materially hinder or delay TeleCorp from consummating the transactions contemplated by this Agreement.

          3.15 Employee Benefit Plans.
               ----------------------

          (a) TeleCorp has made available to Tritel true, complete and correct copies of all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus,
                                                     -----
stock or other security option, stock or other security purchase, stock or other security appreciation rights, incentive, deferred compensation, retirement or supplemental retirement, severance, golden parachute, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, plant closing or similar benefit plans, retiree health or life benefit plans, insurance and other similar fringe or employee benefit plans, programs or arrangements, and any executive employment or executive compensation or severance agreements, or a written summary of the material terms of any of the foregoing agreements if not in writing, which have ever been sponsored, maintained, contributed to or entered into for the benefit of, or relating to, any present or former employee, officer, director or consultant of TeleCorp or any of its Subsidiaries, or any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with TeleCorp, or any Subsidiary of TeleCorp, within the meaning of Section 414 of the Code or Section 4001 of ERISA (a "TeleCorp ERISA Affiliate"), whether or not such plan is
                  ------------------------
terminated (together, the "TeleCorp Employee Plans"). In addition, TeleCorp has
                           -----------------------
made available to Tritel with respect to each TeleCorp Employee Plan true, complete and correct copies of each of the following, if applicable: the most recent summary plan description and any subsequent summary of material modifications, any related trust, insurance policy or other funding vehicle or contract providing for benefits, and the three most recent Form 5500 series Annual Report with all schedules filed with the IRS. Subject to the requirements of ERISA, there are no restrictions on the ability of the sponsor of each TeleCorp Employee Plan to amend or terminate any TeleCorp Employee Plan and each TeleCorp Employee Plan may with the Consent of TeleCorp (or applicable Subsidiary or TeleCorp ERISA Affiliate) be assumed by the Holding Company or the First Merger Sub, as the case may be.

          (b) There has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any TeleCorp Employee Plan; there are no claims pending (other than routine claims for benefits) or threatened against any TeleCorp Employee Plan or against the assets of any TeleCorp Employee Plan, nor are there any current or threatened Liens on the assets of any TeleCorp Employee Plan; each TeleCorp Employee Plan conforms to, and in its operation and administration is in all material respects in compliance with the terms thereof and the requirements prescribed by any and all statutes

(including ERISA and the Code), orders, or governmental rules and regulations currently in effect with respect thereto (including, without limitation, all applicable requirements for notification, reporting and disclosure to participants or the Department of Labor, the IRS or Secretary of the Treasury), and TeleCorp, each of its Subsidiaries and TeleCorp ERISA Affiliates have performed all obligations required to be performed by them under, are not in default under or violation of, and have no knowledge of any default or in violation by any other party with respect to, any TeleCorp Employee Plan; each TeleCorp Employee Plan intended to qualify under Section 401(a) of the Code and each corresponding trust intended to be exempt under Section 501 of the Code has received or is the subject of a favorable determination or opinion letter from the IRS (a true and complete copy of which has been provided by TeleCorp to Tritel) and nothing has occurred which may be expected to cause the loss of such qualification or exemption; all contributions (including premiums for any insurance policy under which benefits for any TeleCorp Employee Plan are provided) required to be made to any TeleCorp Employee Plan pursuant to Section 412 of the Code, or any contract, or the terms of the TeleCorp Employee Plan or any collective bargaining agreement, or otherwise have been made on or before their due dates and a reasonable amount has been accrued for contributions to each TeleCorp Employee Plan for its current plan year; the transaction contemplated herein will not directly or indirectly result in an increase of benefits, acceleration of vesting or acceleration of timing for payment of any benefit to any participant or beneficiary under any TeleCorp Employee Plan; each TeleCorp Employee Plan, if any, which is maintained outside of the United States has been operated in all material respects in conformance with the applicable statutes or governmental regulations and rulings relating to such plans in the jurisdictions in which such TeleCorp Employee Plan is present or operates and, to the extent relevant, the United States; no TeleCorp Employee Plan is an "employee pension benefit plan" (within the meaning of Section

3(2) of ERISA) subject to Title IV of ERISA (a "Defined Benefit Plan"), or a
                                                --------------------
Multiemployer Plan (as such term is defined in Section 3(37) of ERISA), or a "single-employer plan which has two or more contributing sponsors at least two of whom are not under common control" as described in Section 4063 of ERISA, and none of TeleCorp, any of its Subsidiaries or any TeleCorp ERISA Affiliate has ever maintained or sponsored, participated in, or made or been obligated to make contributions to such a Defined Benefit Plan or such a Multiemployer Plan or such a single employer plan as described in Section 4063 of ERISA.

          (c) Each TeleCorp Employee Plan that is a "group health plan" (within the meaning of Code Section 5000(b)(1)) has been operated in compliance in all material respects with all laws applicable to such plan, its terms, and with the group health plan continuation coverage requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA ("COBRA Coverage"), Section 4980D of
                                             --------------
the Code and Sections 701 through 707 of ERISA, Title XXII of the Public Health Service Act, the provisions of the Social Security Act, and the provisions of any similar law of any state providing for continuation coverage, in each case to the extent such requirements are applicable. No TeleCorp Employee Plan or written or oral agreement exists which obligates TeleCorp, any of its Subsidiaries or any TeleCorp ERISA Affiliate to provide health care coverage, medical, surgical, hospitalization, death, life insurance or similar benefits (whether or not insured) to any current or former employee, officer, director or consultant of TeleCorp, any of its Subsidiaries or any TeleCorp ERISA Affiliate or to any other person following such current or former employee's, officer's, director's or consultant's termination of employment with TeleCorp, any of its Subsidiaries or any TeleCorp ERISA Affiliate, other than COBRA Coverage.

          (d) The consummation of the transactions contemplated by this Agreement will not constitute a "prohibited transaction" under ERISA or the Code for which an exemption is unavailable.

          3.16 Employment and Labor Matters.  There are no controversies pending
               ----------------------------
or threatened, between TeleCorp or any of its Subsidiaries and any of their respective employees which could reasonably be expected to have a TeleCorp Material Adverse Effect; neither TeleCorp nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by TeleCorp or its Subsidiaries nor to TeleCorp's knowledge are there any activities or proceedings of any labor union to organize any such employees of TeleCorp or any of its Subsidiaries. Since January 1, 1999, there have been no strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of TeleCorp or any of its Subsidiaries. TeleCorp does not have nor at the Closing will TeleCorp have any obligation under the Worker Adjustment and Retraining Notification Act (the "WARN Act") as
                                                                  --------
a result of any acts of TeleCorp taken in connection with the transactions contemplated hereby. Except as would not reasonably be expected to result in a TeleCorp Material Adverse Effect, each of TeleCorp and its Subsidiaries is in compliance with all applicable Federal, state, local, and foreign employment, wage and hour, labor non-discrimination and other applicable laws or regulations, except where failure to comply with such laws would not be reasonably expected to have a TeleCorp Material Adverse Effect.

          3.17 Registration Statement; Proxy Statement/Prospectus.  None of the
               --------------------------------------------------
information supplied by TeleCorp in writing for inclusion in the registration statement on Form S-4, or any amendment or supplement thereto, pursuant to which the shares of the Holding Company Capital Stock to be issued in the Mergers will be registered with the SEC (including any amendments or supplements, the "Registration Statement") shall, at the time such document
 ----------------------
is filed, at the time amended or supplemented, at the time the Registration Statement is declared effective by the SEC and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied by TeleCorp for inclusion in the joint proxy statement/prospectus to be sent to the stockholders of TeleCorp and Tritel in connection with the respective special meetings of the stockholders of TeleCorp (the "TeleCorp Stockholders' Meeting"), and Tritel (the "Tritel
               ------------------------------                     ------
Stockholders' Meeting") in connection with the Mergers (such proxy
---------------------
statement/prospectus, as amended or supplemented, is referred to herein as the "Joint Proxy Statement") will, on the date the Joint Proxy Statement is first
 ---------------------
mailed to the stockholders of TeleCorp and Tritel, at the time of the TeleCorp Stockholders' Meeting and the Tritel Stockholders' Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any event relating to TeleCorp or any of its Affiliates (as defined in Section 10.4), officers or directors should be
                          ------------
discovered by TeleCorp which should be set forth in an amendment or supplement to the Registration Statement or an amendment or supplement to the Joint Proxy Statement, TeleCorp shall promptly inform the Holding Company, AT&T and Tritel. The Joint Proxy Statement (other then information relating solely to Tritel) shall comply in all material respects as to form and substance with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, TeleCorp makes no representation or warranty with respect to any information supplied by Tritel or AT&T which is contained in the Registration Statement or Joint Proxy Statement.

          3.18 Absence of Restrictions on Business Activities.  There is no
               ----------------------------------------------
TeleCorp Material Agreement binding upon TeleCorp or any of its Subsidiaries or any of their respective properties which has had or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of TeleCorp or any of its Subsidiaries or the conduct of business by TeleCorp or any of its Subsidiaries as currently conducted.

          3.19 Title to Assets; Leases.  Each of TeleCorp and its Subsidiaries
               -----------------------
has good title to all of their owned properties and assets, free and clear of all Liens, charges and encumbrances, except Liens for Taxes (as defined in
Section 3.20) not yet due and payable and such Liens or other imperfections of
------------
title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby (collectively, the "Permitted
                                                                     ---------
Encumbrances").  All leases pursuant to which TeleCorp or any of its
------------
Subsidiaries lease real or personal property from others are valid and effective in accordance with their respective terms, and there is not, under any such lease, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default) and in respect of which TeleCorp or such Subsidiary has not taken adequate steps to prevent such a default from occurring where such default would reasonably be expected to have a TeleCorp Material Adverse Effect.

          3.20 Taxes.
               -----

          (a)  For purposes of this Agreement, "Tax" or "Taxes" shall mean (i)
                                                ---      -----
taxes and governmental impositions of any kind in the nature of (or similar to) taxes, payable to any Federal, state, local or foreign taxing authority, including but not limited to those on or measured by or referred to as income, franchise, profits, gross receipts, capital ad valorem, custom duties, alternative or add-on minimum taxes, estimated, environmental, disability, registration, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and interest, penalties and additions to tax imposed with respect thereto, (ii) liability for the payment of any amounts of the types described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group, and (iii) liability for the payment of any amounts as a result of being party to any tax sharing agreement or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amounts of the type described in clause (i) or (ii); and "Tax Returns" shall mean returns, reports and
                         -----------
information statements, including any schedule or attachment thereto, with respect to Taxes required to be filed with the IRS or any other governmental or taxing authority or agency, domestic or foreign, including consolidated, combined and unitary tax returns.

          (b) All Federal, state, local and foreign Tax Returns required to be filed (taking into account extensions) by or on behalf of TeleCorp, each of its Subsidiaries, and each affiliated, combined, consolidated or unitary group for tax purposes of which TeleCorp or any of its Subsidiaries is or has been a member have been timely filed, and all such Tax Returns are true, complete and correct, except to the extent that any failure to file or any inaccuracies in filed Tax Returns would not, individually or in the aggregate, reasonably be expected to have a TeleCorp Material Adverse Effect.

          (c) All Taxes due and payable by or with respect to TeleCorp and each of its Subsidiaries have been timely paid, or are adequately reserved for (other than a reserve for deferred Taxes established to reflect timing differences between book and Tax treatment) in accordance with GAAP on TeleCorp's September 30, 1999 audited balance sheet (the "Most Recent TeleCorp Balance Sheet"),
                                     ----------------------------------
except to the extent that such amount would not, individually or in the aggregate, reasonably be expected to have a TeleCorp Material Adverse Effect.
No
deficiencies, delinquencies or defaults for any Taxes have been proposed, asserted or assessed either orally or in writing or become a Lien for taxes against TeleCorp or any of its Subsidiaries that are not adequately reserved for in accordance with GAAP on the Most Recent TeleCorp Balance Sheet nor are there any outstanding Tax audits or inquiries. All assessments for Taxes due and owing by or with respect to TeleCorp and each of its Subsidiaries with respect to completed and settled examinations or concluded litigation have been paid.

          (d) Neither TeleCorp nor any of its Subsidiaries has requested, or been granted any waiver of any Federal, state, local or foreign statute of limitations with respect to, or any extension of a period for the assessment of, any Tax. No extension or waiver of time within which to file any Tax Return of, or applicable to, TeleCorp or any of its Subsidiaries has been granted or requested which has not since expired. None of the Federal income Tax Returns of TeleCorp or any of its Subsidiaries consolidated in such returns either have been examined and settled with the IRS or have been closed by virtue of the applicable statute of limitations.

          (e) Other than with respect to its Subsidiaries, TeleCorp is not and has never been (nor does TeleCorp have any liability for unpaid Taxes because it once was) a member of an affiliated, consolidated, combined or unitary group, and neither TeleCorp nor any of its Subsidiaries is a party to any Tax allocation or sharing agreement or is liable for the Taxes of any other party, as transferee or successor, by contract, or otherwise.

          (f) TeleCorp and its Subsidiaries have not made any payments, are not obligated to make any payments, and are not a party to any agreements that under any circumstances could obligate any of them to make any payments that will not be deductible under Section 280G of the Code or would constitute compensation in excess of the limitation set forth in Section 162(m) of the Code.

          (g) TeleCorp has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          (h) Each of TeleCorp and its Subsidiaries has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441, 1442 and 3406 of the Code or similar provisions under any foreign Laws) and have, within the time and in the manner required by Law, been withheld from employee wages and paid over to the proper Governmental Authorities all amounts required to be so withheld and paid over under all applicable Laws.

          (i) Neither TeleCorp nor any Subsidiary has executed or entered into any closing agreement under Section 7121 of the Code (or any similar provision of state, local or foreign law) or has agreed to make any adjustment to its income or deductions pursuant to Section 481(a) of the Code (or similar provision of state, local or foreign law), in either case that could affect the Tax liability after the Closing Date to any material extent.

          (j) None of TeleCorp or any of its Subsidiaries shall be required to include in a taxable period ending after the Effective Time a material amount of a taxable income attributable to income that accrued in a prior taxable period but was not recognized in any prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or
Section 481 of the Code or comparable provisions of state, local or foreign tax law.

          3.21 Environmental Matters.  Except for such instances, if any, which
               ---------------------
would not, individually or in the aggregate, reasonably be expected to have a TeleCorp Material Adverse Effect, (i) TeleCorp and each of its Subsidiaries have obtained all applicable permits, licenses and other authorizations which are required under applicable Environmental Laws as defined below; (ii) TeleCorp and each of its Subsidiaries are in full compliance with all applicable Environmental Laws and with the terms and conditions of all required permits, licenses and authorizations, and also are in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any applicable regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; and (iii) as of the date hereof, there has not been any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with the terms of such permits, licenses and authorizations or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from TeleCorp's or any of its Subsidiaries' (or any of their respective agent's) manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release into the environment, of any Hazardous Material (as defined below); and (iv) TeleCorp and each of its subsidiaries has taken all actions necessary under applicable requirements of federal, state or local laws, rules or regulations to register any products or materials required to be registered by TeleCorp or its Subsidiaries (or any of their respective agents) thereunder. There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the knowledge of TeleCorp, threatened against TeleCorp or any of its Subsidiaries relating in any way to the Environmental Laws (as defined in Section 10.4) or any
                                                 ------------
Regulation, code, plan, Order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder.

          3.22 Intellectual Property.
               ---------------------

          (a) TeleCorp and its Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and mask works, any applications for and registrations of such patents, trademarks, trade names, service marks, copyrights and mask works, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are necessary to conduct the business of TeleCorp and its Subsidiaries as currently conducted, the absence of which would be considered reasonably likely to have a TeleCorp Material Adverse Effect (the "TeleCorp Intellectual Property Rights").
      -------------------------------------

          (b) Neither TeleCorp nor any of its Subsidiaries is, or will as a result of the execution and delivery of this Agreement or the performance of TeleCorp's obligations under this Agreement or otherwise be, in breach of any license, sublicense or other agreement relating to the TeleCorp Intellectual Property Rights, or any material licenses, sublicenses and other agreements as to which TeleCorp or any of its Subsidiaries is a party and pursuant to which TeleCorp or any of its Subsidiaries is authorized to use any third party patents, trademarks or copyrights, including software ("TeleCorp Third Party
                                                        --------------------
Intellectual Property Rights") which is used by TeleCorp or any of its
----------------------------
Subsidiaries, the breach of which would be considered reasonably likely to have a TeleCorp Material Adverse Effect.

          (c) All patents, registered trademarks, service marks and copyrights which are held by TeleCorp or any of its Subsidiaries, and which are material to the business of TeleCorp and its Subsidiaries, taken as a whole, are valid and subsisting. TeleCorp (i) has not been sued in any suit, action or proceeding which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party; and (ii) has no knowledge that the marketing, licensing or sale of its services infringes any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which infringement would reasonably be expected to have a TeleCorp Material Adverse Effect.

          3.23 No Restrictions on the Merger; Takeover Statutes.  No applicable
               ------------------------------------------------
takeover statute or similar Law and no provision of the Certificate of Incorporation or By-laws, or other organizational document or governing instruments of TeleCorp or any of its Subsidiaries or any TeleCorp Material Agreement to which any of them is a party (a) would or would purport to impose restrictions which might adversely affect or delay the consummation of the transactions contemplated by this Agreement, the TeleCorp Voting Agreement, the Investor Stockholder Agreement or the Stockholders Agreement or (b) as a result of the consummation of the transactions contemplated by this Agreement, the TeleCorp Voting Agreement or the Stockholders Agreement (i) would or would purport to restrict or impair the ability of the Holding Company to vote or otherwise exercise the rights of a stockholder with respect to securities of TeleCorp, any of its Subsidiaries or TeleCorp II or (ii) would or would purport to entitle any Person to acquire securities of TeleCorp or TeleCorp II.

          3.24 Tax Matters.  Neither TeleCorp nor any of its Affiliates has
               -----------
taken or agreed to take any action, failed to take any action or is aware of any fact or circumstance that is reasonably likely to prevent the Mergers and the Contribution, taken together, from constituting a tax-free transaction within the meaning of Section 351 of the Code or that would cause either Merger to fail to qualify as a tax-free reorganization under Section 368(a) of the Code.

          3.25 Brokers.  Except for Lehman Brothers Inc. ("Lehman Brothers"), no
               -------                                     ---------------
broker, financial advisor, finder or investment banker or other Person is entitled to any broker's, financial advisor's, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of TeleCorp.

TeleCorp has heretofore furnished to Tritel a true, complete and correct copy of all agreements between TeleCorp and Lehman Brothers pursuant to which such firm would be entitled to any payment relating to the transactions contemplated hereunder.

          3.26 Opinion of Financial Advisor.  TeleCorp has received the written
               ----------------------------
opinion of its financial advisor, Lehman Brothers, to the effect that, in its opinion, as of the date hereof, from a financial point of view the exchange ratio in the Mergers is fair to the stockholders of TeleCorp, and TeleCorp has provided copies of such opinion to Tritel.

                                  ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF TRITEL

          Except as set forth in the Tritel SEC Reports (as defined in Section
                                                                       -------
4.9) or the Tritel Disclosure Schedule previously delivered to TeleCorp (the
---
"Tritel Disclosure Schedule"), Tritel, on behalf of itself and its Subsidiaries,
 --------------------------
represents and warrants to TeleCorp and AT&T that the statements contained in this Article IV are true, complete and correct. The Tritel Disclosure Schedule
     ----------
shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV, and the disclosure in any paragraph
                             ----------
shall qualify only the corresponding paragraph of this Article IV, unless the
                                                       ----------
disclosure contained in such paragraph contains such information so as to enable a reasonable person to determine that such disclosure qualifies or otherwise applies to other paragraphs of this Article IV. As used in this Agreement, a
                                    ----------
"Tritel Material Adverse Effect" means any change, event or effect that is
 ------------------------------
materially adverse to the business, assets (including intangible assets), financial condition or results of operations of Tritel and its Subsidiaries, taken as a whole, excluding any adverse change in, or effect on, the financial condition or revenues of Tritel to the extent attributable to (i) general economic conditions in the United States and (ii) conditions affecting the wireless communications industry generally.

          4.1  Organization and Qualification; Subsidiaries.
               --------------------------------------------

          (a) Tritel is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all the requisite corporate power and authority necessary to own, lease and operate its properties and to carry on its business as it is now being conducted. Tritel is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Tritel Material Adverse Effect.

          (b) All of the shares of capital stock of each Subsidiary of Tritel are owned by Tritel or by a Subsidiary of Tritel (other than director's qualifying shares in the case of foreign Subsidiaries), and are validly issued, fully paid and non-assessable, and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants with respect any such Subsidiaries capital stock.

          (c) Each Subsidiary of Tritel is a legal entity, duly incorporated or organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization and has all the requisite power and authority necessary to own, lease and operate its properties and to carry on its business as it is now being conducted. Each Subsidiary of Tritel is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Tritel Material Adverse Effect.

          4.2  Certificate of Incorporation; By-laws.  Tritel has heretofore
               -------------------------------------
made available to TeleCorp a true, complete and correct copy of its and each of its Subsidiaries' respective Certificate of Incorporation and By-laws (or other equivalent organizational documents), each as amended or restated to date. Each such Certificate of Incorporation and By-laws (or other equivalent organizational documents) of Tritel and each of its Subsidiaries are in full force and effect. Neither Tritel nor any of its Subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or By-laws or other equivalent organizational documents.

          4.3  Capitalization.
               --------------

          (a) The authorized capital of Tritel consists of: (i) 1,016,000,009 shares of Tritel Common Stock, consisting of: (A) 500,000,000 shares of Tritel Class A Voting Common Stock, (B) 500,000,000 shares of Tritel Class B Non-Voting Common Stock, (C) 4,000,000 shares of Tritel Class C Common Stock, (D) 12,000,000 shares of Tritel Class D Common Stock, and (E) nine shares of Tritel Voting Preference Common Stock; (ii) 3,100,000 shares of Tritel Preferred Stock, consisting of: (A) 200,000 shares of Tritel Series A Preferred Stock, (B) 300,000 shares of Tritel Series B Preferred Stock, (C) 500,000 shares of Tritel Series C Preferred Stock, (D) 100,000 shares of Tritel Series D Preferred Stock, and (E) 2,000,000 undesignated shares;

          (b) As of January 31, 2000: (i) 107,068,559 shares of Tritel Common Stock were issued and outstanding, which consisted of: (A) 97,798,181 shares of Tritel Class A Voting Common Stock, (B) 2,927,120 shares of Tritel Class B Common Stock, (C) 1,380,448 shares of Tritel Class C Common Stock, (D) 4,962,804 shares of Tritel Class D Common Stock and

(E) six shares of Tritel Voting Preference Common Stock; (ii) 137,042 shares of Tritel Preferred Stock were issued and outstanding, which consisted of: (A) 90,668 shares of Tritel Series A Preferred Stock, (B) 46,374 shares of Tritel Series D Preferred Stock; (iii) 4,885.56 shares of Tritel Common Stock were held in treasury; (iv) no shares of Tritel Capital Stock were held by any Subsidiary of Tritel; and (v) there were outstanding employee and non-employee options in the amount set forth on Schedule 4.3(b) (the "Tritel Options"), with the
                        ---------------       --------------
exercise price, vesting schedule, and name of each holder of such options and the amount of options held by each such holder specified on Schedule 4.3(b).
                                                            ---------------
None of the outstanding shares of Tritel Common Stock are subject to, nor were they issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right.

          (c) Except as set forth above, no shares of voting or non-voting capital stock, other equity interests, or other voting securities of Tritel were or are issued, reserved for issuance or outstanding. All outstanding shares of Tritel Capital Stock are, and all shares which may be issued upon the exercise of Tritel Options will be, when issued, duly authorized, validly issued, fully paid and non-assessable and not subject to any kind of preemptive (or similar) rights. There are no bonds, debentures, notes or other indebtedness of Tritel with voting rights (or convertible into, or exchangeable for, securities with voting rights) on any matters on which stockholders of Tritel may vote.

          (d) All of the outstanding shares of capital stock or other security or equity interests of each of Tritel's Subsidiaries have been duly authorized, validly issued, fully paid and non-assessable, are not subject to, and were not issued in violation of, any preemptive (or similar) rights, and are owned, of record and beneficially, by Tritel or one of its direct or indirect Subsidiaries, free and clear of all Liens whatsoever. There are no restrictions of any kind which prevent the payment of dividends, where applicable, by any of Tritel's Subsidiaries, and neither

Tritel nor any of its Subsidiaries is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan or capital contribution) to or in any Person.

          (e) Section 4.3(e) of Tritel Disclosure Schedule sets forth a true, complete and correct list of all securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind (contingent or otherwise) to which Tritel or any of its Subsidiaries is a party or by which any of them is bound obligating Tritel or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of Tritel or of any of its Subsidiaries or obligating Tritel or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking (other than the Tritel Options) and specifying the material terms of each such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking including the applicable exercise price or purchase price and the name of the person or entity to whom each such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking was issued. There are no outstanding contractual obligations of Tritel or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock (or options to acquire any such shares) or other security or equity interest of Tritel or its Subsidiaries. There are not outstanding any stock-appreciation rights, security-based performance units, "phantom" stock or other security rights or other agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any Person is or may be entitled to receive any payment or other value based on the revenues, earnings or financial performance, stock price performance or other attribute of Tritel or any of its Subsidiaries or assets or calculated in accordance therewith (other than ordinary course payments or commissions to sales representatives of Tritel based upon revenues generated by them without augmentation as a result of the transactions contemplated hereby) or to cause

Tritel or any of its Subsidiaries to file a registration statement under the Securities Act, or which otherwise relate to the registration of any securities of Tritel or its Subsidiaries.

          (f) Except as set forth in the Tritel SEC Reports or as contemplated by the Stockholders Agreement, there are no voting trusts, proxies or other agreements, commitments or understandings of any character to which Tritel or any of its Subsidiaries or, to the knowledge of Tritel, any of the stockholders of Tritel, is a party or by which any of them is bound with respect to the issuance, holding, acquisition, voting or disposition of any shares of capital stock or other security or equity interest of Tritel or any of its Subsidiaries.

          4.4  Authority; Enforceability.  Tritel has all necessary corporate
               -------------------------
power and authority to execute and deliver this Agreement and each Related Agreement to which it is a party, and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Tritel of this Agreement and each Related Agreement to which it is a party, the performance of its obligations hereunder and thereunder, and the consummation by Tritel of the transactions contemplated hereby and thereby, have been duly and validly authorized by all corporate action and no other corporate proceedings on the part of Tritel are necessary to authorize this Agreement or any Related Agreement to which it is a party or to consummate the transactions so contemplated, other than the approval and authorization of this Agreement and the Second Merger by votes of the holders of a majority of the outstanding shares of Tritel Capital Stock entitled to vote thereon in accordance with the DGCL and Tritel's Certificate of Incorporation and By-laws. Each of this Agreement and the Related Agreements to which Tritel is a party has been duly and validly executed and delivered by Tritel and, assuming the due authorization, execution and delivery thereof by all other parties to such agreements, constitutes a legal, valid and binding obligation of Tritel in accordance with its terms.

          4.5  Required Vote.  The Board of Directors of Tritel has, at a
               -------------
meeting duly called and held, (i) approved and declared advisable this Agreement and approved each Related Agreement to which it is a party, (ii) determined that the transactions contemplated hereby and thereby are advisable, fair to and in the best interests of the holders of Tritel Capital Stock, (iii) resolved to recommend adoption of this Agreement, the Second Merger and the other transactions contemplated hereby and thereby to the stockholders of Tritel and
(iv) directed that this Agreement be submitted to the stockholders of Tritel for their approval and authorization. The affirmative vote of a majority of the voting power of all outstanding shares of Tritel Class A Voting Stock and Tritel Voting Preference Common Stock voting as a class is the only vote of the holders of any class or series of capital stock of Tritel necessary to approve and authorize this Agreement, the Second Merger, the Related Agreements (to the extent Tritel is a party thereto) and the other transactions contemplated hereby and thereby in their capacity as stockholders of Tritel.

          4.6  No Conflict; Required Filings and Consents.
               ------------------------------------------

          (a) The execution and delivery by Tritel of this Agreement and the Related Agreements to which it is a party do not, and the performance of this Agreement and the Related Agreements to which it is a party will not, (i) conflict with or violate the Certificate of Incorporation or By-laws or other equivalent organizational documents of Tritel or any of its Subsidiaries, (ii) conflict with or violate any Law, Regulation or Order in each case applicable to Tritel or any of its Subsidiaries or by which any of their respective properties is bound or affected, or (iii) result in any breach or violation of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Tritel's or any of its Subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Tritel or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Tritel or any of its Subsidiaries is a party or by which Tritel or any of its Subsidiaries or its or any of their respective properties is bound or affected, except in the case of clauses (ii) or (iii) above, for any such conflicts, breaches, violations, defaults or other occurrences that would not (x) individually or in the aggregate, reasonably be expected to have a Tritel Material Adverse Effect,
(y) prevent or materially impair or delay the consummation of the transactions contemplated by this Agreement and the Related Agreements or (z) for purposes of this representation being made to AT&T, individually, or the aggregate, reasonably be expected to have a Material Adverse Effect on the value of the Shares.

          (b) The execution and delivery by Tritel of this Agreement and the Related Agreements to which it is a party do not, and the performance of this Agreement and the Related Agreements, will not, require Tritel or any of its Subsidiaries to obtain any approval of any Person or approval of, observe any waiting period imposed by, or make any filing with or notification to, any Governmental Authority domestic or foreign, except for (i) compliance with applicable requirements of the Securities Act, the Securities Exchange Act, Blue Sky Laws, the HSR Act, or any Foreign Competition Laws, the Communications Act, and the regulations of the FCC, state public utility, telecommunications or public service laws, (ii) the filing of the Certificates of Merger in accordance with the DGCL and/or (iii) where the failure to obtain such approvals, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Tritel Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

          4.7  Material Agreements.  Neither Tritel nor any of its Subsidiaries
               -------------------
has breached, or received in writing any claim or threat that it has breached, any of the terms or conditions of any agreement, contract or commitment that is of a type which is required to be included as an exhibit to the annual reports on Form 10-K required to be filed by Tritel pursuant to Item 601 of Regulation S-K promulgated by the SEC (collectively, the "Tritel Material Contracts") in such a
                                           -------------------------
manner as would permit any other party to cancel or terminate the same or would permit any other party to collect material damages from Tritel or any of its Subsidiaries under any Tritel Material Contract. Each Tritel Material Agreement is in full force and effect, is a valid and binding obligation of Tritel or such Subsidiary and, to the knowledge of Tritel, of each other party thereto and is enforceable against Tritel or such Subsidiary in accordance with its terms, and, to the knowledge of Tritel, enforceable against each other party thereto, in each case except that the enforcement thereof may be limited by (i) the effects of bankruptcy, insolvency, reorganization, moratorium or other similar law now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and such Tritel Material Agreements will continue to be valid, binding and enforceable in accordance with their respective terms and in full force and effect immediately following the consummation of the transactions contemplated hereby with no material alteration or acceleration or increase in fees or liabilities. Neither Tritel nor any of its Subsidiaries is or is alleged to be and, to the knowledge of Tritel, no other party is or is alleged to be in default under, or in breach or violation of, any Tritel Material Agreement, and, to the knowledge of Tritel, no event has occurred which (whether with or without notice or lapse of time or both) would constitute such a default, breach or violation. To the knowledge of Tritel, no party to a Tritel Material Contract has terminated or in any way expressed an intent to materially reduce or terminate the amount of business with Tritel and its Subsidiaries in the future.

          4.8  Compliance.  Each of Tritel and its Subsidiaries is in compliance
               ----------
in all material respects with, and is not in default or violation of, (i) its Certificate of Incorporation and By-laws or other equivalent organizational documents, (ii) any Law or Order or by which any of their respective assets or properties are bound or affected or (iii) any note, bond, mortgage, indenture, contract, permit, franchise or other instruments or obligations to which any of them are a party or by which any of them or any of their respective assets or properties are bound or affected, except, in the case of clauses (ii) and (iii), for any such failures of compliance, defaults and violations which would not, individually or in the aggregate, reasonably be expected to have a Tritel Material Adverse Effect.

          4.9  SEC Filings; Financial Statements.
               ---------------------------------

          (a) Tritel has timely filed all forms, reports, schedules, statements and documents required to be filed with the SEC since November 17, 1999 (collectively, with Registration Statement on Form S-1 dated November 18, 1999, as amended (the "Tritel S-1"), the "Tritel SEC Reports") pursuant to the Federal
                 ----------         ------------------
securities Laws and the SEC regulations promulgated thereunder. The Tritel SEC Reports were prepared in accordance, and complied as of their respective filing dates in all material respects, with the requirements of the Exchange Act and the Securities Act and the rules and regulations promulgated thereunder and did not at the time they were filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Tritel's Subsidiaries has filed, or is obligated to file, any forms, reports, schedules, statements or other documents with the SEC.

          (b) Each of the audited and unaudited consolidated financial statements (including, in each case, any related notes and schedules thereto) contained in the Tritel SEC Reports (i) complied in all material respects with applicable accounting requirements and the published regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP (except, in the case of unaudited statements, to the extent otherwise permitted by Form 10-Q) applied on a consistent basis throughout the periods involved (except as may be expressly described in the notes thereto) and (iii) fairly present in all material respects the consolidated financial position of Tritel and its Subsidiaries as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, subject in the case of interim financial statements to normal year-end adjustments.

          4.10 Licenses and Authorizations.
               ---------------------------

          (a) Tritel and its Subsidiaries hold all licenses, permits, certificates, franchises, ordinances, registrations, or other rights, applications and authorizations required to be filed with or granted or issued by any Governmental Authority, including, without limitation, the FCC or any state authority asserting over Tritel, its Subsidiaries and their respective properties and assets, that are required for the conduct of their businesses as currently being conducted (each, as amended to date, the "Tritel
                                                          ------
Authorizations"), other than such licenses, permits, certificates, franchises,
--------------
ordinances, registrations, or other rights, applications and authorizations the absence of which would not, individually or in the aggregate, be reasonably likely to have a Tritel Material Adverse Effect or prevent or materially impair or delay the ability of Tritel to consummate the transactions contemplated hereby. Tritel has made available to TeleCorp a true, complete and correct list of such Tritel Authorizations.

          (b) Tritel has previously made available to TeleCorp and AT&T a true, complete and correct list of (i) each application of Tritel or any of its Subsidiaries pending before the FCC (the "Tritel FCC Applications"); (ii) each FCC permit and FCC license
              -----------------------
which is not a Tritel Authorization but in which Tritel or any of its Subsidiaries, directly or indirectly, holds an interest, including as a stakeholder in the licensee (collectively, the "Indirect Tritel
                                                ---------------
Authorizations"); and (iii) all licenses, permits, certificates, franchises,
--------------
ordinances, registrations, or other rights, applications and authorizations for the benefit of Tritel or any of its Subsidiaries, as applicable, pending before any state authority (collectively, the "Tritel State Authorizations"). The
                                        ---------------------------
Tritel Authorizations, the Tritel FCC Applications, the Indirect Tritel Authorizations and the Tritel State Authorizations (collectively, the "Tritel
                                                                       ------
Licenses and Applications") are the only Federal, state or local licenses,
-------------------------
permits, certificates, franchises, ordinances, registrations, or other rights, applications and authorizations that are required for the conduct of the business and operations of Tritel and its Subsidiaries as currently conducted, other than such licenses, permits, certificates, franchises, ordinances, registrations, or other rights, applications and authorizations the absence of which would not, individually or in the aggregate, be considered reasonably likely to have a Tritel Material Adverse Effect or prevent or materially delay or impair the ability of Tritel to consummate the transactions contemplated hereby.

          (c) The Tritel Authorizations and, to the knowledge of Tritel, the Indirect Tritel Authorizations, are in full force and effect and, except as disclosed on Schedule 4.10(c) have not been pledged or otherwise encumbered,
             ----------------
assigned or suspended, modified in any material respect (except as a result of FCC rule changes applicable to the PCS industry generally), canceled or revoked, and Tritel and each of its Subsidiaries have each operated in compliance with all terms thereof or any renewals thereof applicable to them, other than where the failure to so comply would not, individually or in the aggregate, be considered reasonably likely to have a Tritel Material Adverse Effect or materially impair the ability of Tritel to consummate the transactions contemplated hereby. To the knowledge of Tritel, no event has occurred with respect to any of the Tritel Authorizations which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such Tritel Authorizations. To the knowledge of Tritel, there is not pending any application, petition, objection or other pleading with the FCC, any state authority or any similar entity having jurisdiction or authority over the operations of Tritel or any of its Subsidiaries which questions the validity or contests any Tritel Authorization or which could reasonably be expected, if accepted or granted, to result in the revocation, cancellation, suspension or any materially adverse modification of any Tritel Authorization.

          (d)  Except for the approvals contemplated by Section 4.6, no permit,
                                                        -----------
consent, approval, authorization, qualification or registration of, or declaration to or filing with, any Governmental Entity is required to be made or obtained by Tritel or any of its Subsidiaries in connection with the transfer or deemed transfer of the Tritel Licenses and Authorizations as a result of the consummation of the transactions contemplated hereby and such transactions will not result in a breach of such approvals, except where the failure to obtain or make such permit, consent, approval, authorization, qualification, registration, declaration or filing would not be considered reasonably likely to have a Tritel Material Adverse Effect or prevent or materially impair or delay the ability of Tritel to consummate the transactions contemplated hereby.

          4.11 No Violation of Law.  The business of Tritel and its Subsidiaries
               -------------------
is not being conducted in violation of any Laws, except for possible violations none of which, individually or in the aggregate, would reasonably be expected to have a Tritel Material Adverse Effect. Except as disclosed in Tritel SEC Reports, no investigation, review or proceeding by any Governmental Authority (including, without limitation, any stock exchange or other self-regulatory body) with respect to Tritel or its Subsidiaries in relation to any alleged violation of law or regulation is pending or, to Tritel's knowledge, threatened, nor has any Governmental Authority (including, without limitation, any stock exchange or other self-regulatory body) indicated an intention to conduct the same, except for such investigations which, if they resulted in adverse findings, would not reasonably be expected to have, individually or in the aggregate, a Tritel Material Adverse Effect. Except as set forth in the Tritel SEC Reports, neither Tritel nor any of its Subsidiaries is subject to any cease and desist or other order, judgment, injunction or decree issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has adopted any board resolutions at the request of, any Governmental Authority that materially restricts the conduct of its business or which would reasonably be expected to have a Tritel Material Adverse Effect, nor has Tritel or any of its Subsidiaries been advised that any Governmental Authority is considering issuing or requesting any of the foregoing. None of the representations and warranties made in this Section 4.11 are being made with
                                            ------------
respect to Environmental Laws.

          4.12 Absence of Certain Changes or Events.
               ------------------------------------

          (a) Since September 30, 1999, Tritel and its Subsidiaries have conducted their businesses only in the Ordinary Course of Business and, since such date, there has not been any change, event, development, damage or circumstance affecting Tritel or any of its Subsidiaries which, individually or in the aggregate, has had, or could reasonably be expected to have, a Tritel Material Adverse Effect.

          (b) Since September 30, 1999, (i) there has not been any material change by Tritel in its accounting methods, principles or practices, any revaluation by Tritel of any of its assets, including, writing down the value of inventory or writing off notes or accounts receivable other than in the Ordinary Course of Business and (ii) there has not been (A) any other action or event, and neither Tritel nor any of its Subsidiaries has agreed in writing or otherwise to take any other action, that would have required the consent of TeleCorp pursuant to Section 6.2(b) had such action or event occurred after the
                     --------------
date hereof and prior to the Effective Time, or (B) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of Tritel to consummate the transactions contemplated by this Agreement or the Related Agreements to which it is a party.

          4.13 No Undisclosed Liabilities.  Tritel and its Subsidiaries do not
               --------------------------
have any liabilities or obligations of any nature (whether absolute, accrued, fixed, contingent or otherwise) which would be required to be reflected in financial statements prepared in accordance with GAAP, except liabilities or obligations which (i) are reflected in the Tritel SEC Reports, or (ii) have been incurred in the Ordinary Course of Business since September 30, 1999.

          4.14 Absence of Litigation.  There is no Litigation pending or, to the
               ---------------------
knowledge of Tritel, threatened against Tritel or any of its Subsidiaries, or any properties or rights of Tritel or any of its Subsidiaries, before or subject to any Court or Governmental Authority which, individually or in the aggregate, has had, or would reasonably be expected to have, a Tritel Material Adverse Effect or would prevent, or materially hinder or delay Tritel from consummating the transactions contemplated by this Agreement.

          4.15 Employee Benefit Plans.
               ----------------------

          (a) Tritel has made available to TeleCorp true, complete and correct copies of all employee benefit plans (as defined in Section 3(3) of the ERISA) and all bonus, stock or other security option, stock or other security purchase, stock or other security appreciation rights, incentive, deferred compensation, retirement or supplemental retirement, severance, golden parachute, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, plant closing or similar benefit plans, retiree health or life benefit plans, insurance and other similar fringe or employee benefit plans, programs or arrangements, and any executive employment or executive compensation or severance agreements, or a written summary of the material terms of any of the foregoing agreements if not in writing, which have ever been sponsored, maintained, contributed to or entered into for the benefit of, or relating to, any present or former employee, officer, director or consultant of Tritel or any of its Subsidiaries, or any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with Tritel, or any Subsidiary of Tritel, within the meaning of Section 414 of the Code or Section 4001 of ERISA (a "Tritel ERISA Affiliate"), whether
                                             ----------------------
or not such plan is terminated (together, the "Tritel Employee Plans"). In
                                               ---------------------
addition, Tritel has made available to TeleCorp with respect to each Tritel Employee Plan true, complete and correct copies of each of the following, if applicable: the most recent summary plan description and any subsequent summary of material modifications; any related trust, insurance policy or other funding vehicle or contract providing for benefits (including any trusts of the type known as "rabbi trusts"); and the three most recent Form 5500 series Annual Report with all schedules filed with the IRS. Subject to the requirements of ERISA, there are no restrictions on the ability of the sponsor of each Tritel Employee Plan to amend or terminate any Tritel Employee Plan and each Tritel Employee Plan may with the consent of Tritel (or applicable Subsidiary or Tritel ERISA Affiliate) be assumed by the Holding Company or the Second Merger Sub, as the case may be.

          (b) There has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Tritel Employee Plan; there are no claims pending (other than routine claims for benefits) or threatened against any Tritel Employee Plan or against the assets of any Tritel Employee Plan, nor are there any current or threatened Liens on the assets of any Tritel Employee Plan; each Tritel Employee Plan conforms to, and in its operation and administration is in all material respects in compliance with the terms thereof and the requirements prescribed by any and all statutes (including ERISA and the Code), orders, or governmental rules and regulations currently in effect with respect thereto (including, without limitation, all applicable requirements for notification, reporting and disclosure to participants or the Department of Labor, the IRS or Secretary of the Treasury and, in the case of any "rabbi trust", the requirements of Revenue Procedure 92-64, 1992-2 C.B. 422), and Tritel, each of its Subsidiaries and Tritel ERISA Affiliates have performed all obligations required to be performed by them under, are not in default under or in violation of, and have no knowledge of any default or violation by any other party with respect to, any Tritel Employee Plan; each Tritel Employee Plan intended to qualify under
Section 401(a) of the Code and each corresponding trust intended to be exempt under Section 501 of the Code has received or is the subject of a favorable determination or opinion letter from the IRS (a true and complete copy which has been provided by Tritel to TeleCorp), and nothing has occurred which could reasonably be expected to cause the loss of such qualification or exemption; all contributions (including premiums for any insurance policy under which benefits for any Tritel Employee Plan are provided) required to be made to any Tritel Employee Plan pursuant to Section 412 of the Code, or any contract, or the terms of the Tritel Employee Plan or any collective bargaining agreement, or otherwise have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Tritel Employee Plan for its current plan year; the transaction contemplated herein will not directly or indirectly result in an increase of benefits, acceleration of vesting or acceleration of timing for payment of any benefit to any participant or beneficiary under any Tritel Employee Plan; each Tritel Employee Plan, if any, which is maintained outside of the United States has been operated in all material respects in conformance with the applicable statutes or governmental regulations and rulings relating to such plans in the jurisdictions in which such Tritel Employee Plan is present or operates and, to the extent relevant, the United States; no Tritel Employee Plan is a Defined Benefit Plan, or a Multiemployer Plan (as such term is defined in Section 3(37) of ERISA), or a "single-employer plan which has two or more contributing sponsors at least two of whom are not under common control" as described in
Section 4063 of ERISA, and none of Tritel, any of its Subsidiaries or any Tritel ERISA Affiliate has ever maintained or sponsored, participated in, or made or been obligated to make contributions to such a Defined Benefit Plan or such a Multiemployer Plan or such a single employer plan as described in Section 4063 of ERISA.

          (c) Each Tritel Employee Plan that is a "group health plan" (within the meaning of Code Section 5000(b)(1)) has been operated in compliance in all material respects with all laws applicable to such plan, its terms, and with COBRA Coverage, Section 4980D of the Code and Sections 701 through 707 of ERISA, Title XXII of the Public Health Service Act, the provisions of the Social Security Act, and the provisions of any similar law of any state providing for continuation coverage, in each case to the extent such requirements are applicable. No Tritel Employee Plan or written or oral agreement exists which obligates Tritel, any of its Subsidiaries or any Tritel ERISA Affiliate to provide health care coverage, medical, surgical, hospitalization, death, life insurance or similar benefits (whether or not insured) to any current or former employee, officer, director or consultant of Tritel, any of its Subsidiaries or any Tritel ERISA Affiliate or to any other person following such current or former employee's, officer's, director's or consultant's termination of employment with Tritel, any of its Subsidiaries or any Tritel ERISA Affiliate, other than COBRA Coverage.

          (d) The consummation of the transactions contemplated by this Agreement will not constitute a "prohibited transaction" under ERISA or the Code for which an exemption is unavailable.

          4.16      Employment and Labor Matters. There are no controversies
                    ----------------------------
pending or threatened, between Tritel or any of its Subsidiaries and any of their respective employees which could reasonably be expected to have a Tritel Material Adverse Effect; neither Tritel nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Tritel or its Subsidiaries nor to Tritel's knowledge are there any activities or proceedings of any labor union to organize any such employees of Tritel or any of its Subsidiaries. Since January 1, 1999, there have been no strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of Tritel or any of its Subsidiaries. Tritel does not have nor at the Closing will Tritel have any obligation under the WARN Act as a result of any act of Tritel taken in connection with the transactions contemplated hereby. Except as would not reasonably be expected to result in a Tritel Material Adverse Effect, each of Tritel and its Subsidiaries is in compliance with all applicable Federal, state, local, and foreign employment, wage and hour, labor non-discrimination and other applicable laws or regulation except where failure to comply with such laws would not be reasonably expected to have a Tritel Material Adverse Effect.

          4.17      Registration Statement; Proxy Statement/Prospectus. None of
                    --------------------------------------------------
the information supplied by Tritel in writing for inclusion in the Registration Statement shall, at the time such document is filed, at the time amended or supplemented, at the time the Registration Statement is declared effective by the SEC and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied by Tritel for inclusion in the Joint Proxy Statement in connection with the TeleCorp Stockholders' Meeting and the Tritel Stockholders' Meeting will, on the date the Joint Proxy Statement is first mailed to the stockholders of Tritel and TeleCorp, at the time of the Tritel Stockholders' Meeting and the TeleCorp Stockholders' Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any event relating to Tritel or any of its Affiliates, officers or directors should be discovered by Tritel which should be set forth in an amendment or supplement to the Registration Statement or an amendment or supplement to the Joint Proxy Statement, Tritel shall promptly inform the Holding Company, AT&T and TeleCorp. The Joint Proxy Statement shall comply in all material respects as to form and substance with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, Tritel makes no representation or warranty with respect to any information supplied by TeleCorp or AT&T which is contained in the Registration Statement or Joint Proxy Statement.

          4.18      Absence of Restrictions on Business Activities. There is no
                    ----------------------------------------------
Tritel Material Agreement binding upon Tritel or any of its Subsidiaries or any of their respective properties which has had or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Tritel or any of its Subsidiaries or the conduct of business by Tritel or any of its Subsidiaries as currently conducted.

          4.19      Title to Assets; Leases. Each of Tritel and its Subsidiaries
                    -----------------------
has good title to all of their owned properties and assets, free and clear of all Liens, charges and encumbrances, except for Permitted Encumbrances. All leases pursuant to which Tritel or any of its Subsidiaries lease real or personal property from others are valid and effective in accordance with their respective terms, and there is not, under any such lease, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default) and in respect of which Tritel or such Subsidiary has not taken adequate steps to prevent such a default from occurring where such default would reasonably be expected to have a Tritel Material Adverse Effect.

          4.20 Taxes.
               -----

          (a) All Federal, state, local and foreign Tax Returns required to be filed (taking into account extensions) by or on behalf of Tritel, each of its Subsidiaries, and each affiliated, combined, consolidated or unitary group for tax purposes of which Tritel or any of its Subsidiaries is or has been a member have been timely filed, and all such Tax Returns are true, complete and correct, except to the extent that any failure to file or any inaccuracies in filed Tax Returns would not, individually or in the aggregate, be reasonably expected to have a Tritel Material Adverse Effect.

          (b) All Taxes due and payable by or with respect to Tritel and each of its Subsidiaries have been timely paid, or are adequately reserved for (other than a reserve for deferred Taxes established to reflect timing differences between book and Tax treatment) in accordance with GAAP on Tritel's September 30, 1999 audited balance sheet (the "Most Recent Tritel Balance Sheet"), except
                                     --------------------------------
to the extent that such amount would not, individually or in the aggregate, reasonably be expected to have a Tritel Material Adverse Effect. No deficiencies, delinquencies or defaults for any Taxes have been proposed, asserted or assessed either orally or in writing or become a Lien for taxes against Tritel or any of its Subsidiaries that are not adequately reserved for in accordance with GAAP on the Most Recent Tritel Balance Sheet nor are there any outstanding Tax audits or inquiries. All assessments for Taxes due and owing by or with respect to Tritel and each of its Subsidiaries with respect to completed and settled examinations or concluded litigation have been paid.

          (c) Neither Tritel nor any of its Subsidiaries has requested, or been granted any waiver of any Federal, state, local or foreign statute of limitations with respect to, or any extension of a period for the assessment of, any Tax. No extension or waiver of time within which to file any Tax Return of, or applicable to, Tritel or any of its Subsidiaries has been granted or requested which has not since expired. None of the Federal income Tax Returns of Tritel or any of its Subsidiaries consolidated in such returns either have been examined and settled with the IRS or have been closed by virtue of the applicable statute of limitations.

          (d) Other than with respect to its Subsidiaries, Tritel is not and has never been (nor does Tritel have any liability for unpaid Taxes because it once was) a member of an affiliated, consolidated, combined or unitary group, and neither Tritel nor any of its Subsidiaries is a party to any Tax allocation or sharing agreement or is liable for the Taxes of any other party, as transferee or successor, by contract, or otherwise.

          (e) Tritel and its Subsidiaries have not made any payments, are not obligated to make any payments, and are not a party to any agreements that under any circumstances could obligate any of them to make any payments that will not be deductible under Section 280G of the Code or would constitute compensation in excess of the limitation set forth in Section 162(m) of the Code.

          (f) Tritel has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          (g) Each of Tritel and its Subsidiaries has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441, 1442 and 3406 of the Code or similar provisions under any foreign Laws) and have, within the time and in the manner required by Law, been withheld from employee wages and paid over to the proper Governmental Authorities all amounts required to be so withheld and paid over under all applicable Laws.

          (h) Neither Tritel nor any Subsidiary has executed or entered into any closing agreement under Section 7121 of the Code (or any similar provision of state, local or foreign law) or has agreed to make any adjustment to its income or deductions pursuant to Section 481(a) of the Code (or similar provision of state, local or foreign law), in either case that could affect the Tax liability after the Closing Date to any material extent.

          (i) None of Tritel or any of its Subsidiaries shall be required to include in a taxable period ending after the Effective Time a material amount of a taxable income attributable to income that accrued in a prior taxable period but was not recognized in any prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or
Section 481 of the Code or comparable provisions of state, local or foreign tax law.

          4.21 Environmental Matters.  Except for such instances, if any, which
               ---------------------
would not, individually or in the aggregate, reasonably be expected to have a Tritel Material Adverse Effect, (i) Tritel and each of its Subsidiaries have obtained all applicable permits, licenses and other authorizations which are required under applicable Environmental Laws; (ii) Tritel and each of its Subsidiaries are in full compliance with all applicable Environmental Laws and with the terms and conditions of all required permits, licenses and authorizations, and also are in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any applicable regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; and (iii) as of the date hereof, there has not been any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with the terms of such permits, licenses and authorizations or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from Tritel's or any of its Subsidiaries' (or any of their respective agent's) manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release into the environment, of any Hazardous Material; and (iv) Tritel and each of its Subsidiaries has taken all actions necessary under applicable requirements of federal, state or local laws, rules or regulations to register any products or materials required to be registered by Tritel or its Subsidiaries (or any of their respective agents) thereunder. There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the knowledge of Tritel, threatened against Tritel or any of its Subsidiaries relating in any way to the Environmental Laws or any Regulation, code, plan, Order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder.

          4.22      Intellectual Property.
                    ---------------------
          (a) Tritel and its Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and mask works, any applications for and registrations of such patents, trademarks, trade names, service marks, copyrights and mask works, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are necessary to conduct the business of Tritel its Subsidiaries as currently conducted, the absence of which would be considered reasonably likely to have a Tritel Material Adverse Effect (the "Tritel Intellectual Property Rights").
      ------------------------------------

          (b) Neither Tritel nor any of its Subsidiaries is, or will as a result of the execution and delivery of this Agreement or the performance of Tritel's obligations under this Agreement or otherwise be, in breach of any license, sublicense or other agreement relating to the Tritel Intellectual Property Rights, or any material licenses, sublicenses and other agreements as to which Tritel or any of its Subsidiaries is a party and pursuant to which Tritel or any of its Subsidiaries is authorized to use any third party patents, trademarks or copyrights, including software ("Tritel Third Party Intellectual
                                               -------------------------------
Property Rights") which is used by Tritel or any of its Subsidiaries, the breach
---------------
of which would be considered reasonably likely to have a Tritel Material Adverse Effect.

          (c) All patents, registered trademarks, service marks and copyrights which are held by Tritel or any of its Subsidiaries, and which are material to the business of Tritel and its Subsidiaries, taken as a whole, are valid and subsisting. Tritel (i) has not been sued in any suit, action or proceeding which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party; and (ii) has no knowledge that the marketing, licensing or sale of its services infringes any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which infringement would reasonably be expected to have a Tritel Material Adverse Effect.

          4.23       No Restrictions on the Merger; Takeover Statutes. No
                     ------------------------------------------------
applicable takeover statute or similar Law and no provision of the Certificate of Incorporation or By-laws, or other organizational document or governing instruments of Tritel or any of its Subsidiaries or any Tritel Material Agreement to which any of them is a party (a) would or would purport to impose restrictions which might adversely affect or delay the consummation of the transactions contemplated by this Agreement, the Tritel Voting Agreement, the Investor Stockholder

Agreement or the Stockholders Agreement or (b) as a result of the consummation of the transactions contemplated by this Agreement, the Tritel Voting Agreement or the Stockholders Agreement (i) would or would purport to restrict or impair the ability of the Holding Company to vote or otherwise exercise the rights of a stockholder with respect to securities of Tritel, any of its Subsidiaries or Tritel II or (ii) would or would purport to entitle any Person to acquire securities of Tritel or Tritel II.

          4.24      Tax Matters. Neither Tritel nor any of its Affiliates has
                    -----------
taken or agreed to take any action, failed to take any action or is aware of any fact or circumstance that is reasonably likely to prevent the Mergers or the Contribution from constituting part of a tax-free transaction within the meaning of Section 351 of the Code or that would cause either Merger to fail to qualify as a tax-free reorganization under Section 368(a) of the Code.

          4.25      Brokers.  Except for Merrill Lynch, Pierce, Fenner & Smith
                    -------
Incorporated, no broker, financial advisor, finder or investment banker or other Person is entitled to any broker's, financial advisor's, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Tritel. Tritel has heretofore furnished to TeleCorp a true, complete and correct copy of all agreements between Tritel and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to which such firm would be entitled to any payment relating to the transactions contemplated hereunder.

          4.26      Opinion of Financial Advisor. Tritel has received the
                    ----------------------------
written opinion of its financial advisor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, to the effect that, in its opinion, as of the date hereof, from a financial point of view the exchange ratio in the Mergers is fair to the stockholders of Tritel Class A Voting Common Stock (other than AT&T and its Affiliates), and Tritel has provided copies of such opinion to TeleCorp.

                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF AT&T



          AT&T represents and warrants to TeleCorp and Tritel as follows:

          5.1       Authority; Enforceability.  AT&T has all necessary corporate
                    -------------------------
power and authority to execute and deliver this Agreement and each Related Agreement to which it is a party, and to perform its obligations hereunder and thereunder and each Related Agreement to which it is a party the transactions contemplated hereby and thereby. Each of this Agreement and each Related Agreement to which it is a party that has been (or will be at the Effective
Time) duly and validly executed and delivered by AT&T and, assuming the due authorization, execution and delivery thereof by all other parties thereto, constitutes (or will constitute when executed and delivered) a legal, valid and binding obligation of AT&T in accordance with its terms.

          5.2       No Conflict; Required Filings and Consents.
                    ------------------------------------------

          (a) The execution and delivery by AT&T of this Agreement and each Related Agreement to which it is a party do not, and the performance of this Agreement and each Related Agreement to which it is a party by AT&T will not, (i) conflict with or violate the Certificate of Incorporation or By-laws or other equivalent organizational documents of AT&T or any of its Subsidiaries,
(ii) conflict with or violate any Law, Regulation or Order in each case applicable to AT&T or any of its Subsidiaries or by which any of their respective properties is bound or affected, or (iii) result in any breach or violation of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair AT&T's or any of its Subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of AT&T or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which AT&T or any of its Subsidiaries is a party or by which AT&T or any of its Subsidiaries or its or any of their respective properties is bound or affected, except in the case of clauses (ii) or (iii) above, for any such conflicts, breaches, violations, defaults or other occurrences that would not (x) individually or in the aggregate, reasonably be expected to have a material adverse effect on the value of the Contribution to the Holding Company or (y) prevent or materially impair or delay the consummation of the transactions contemplated by this Agreement and the Related Agreements (an "AT&T Material Adverse Effect").
                            ----------------------------

          (b) The execution and delivery by AT&T of this Agreement and each Related Agreement to which it is a party do not, and the performance of this Agreement and each Related Agreement to which it is a Party, will not, require AT&T or any of its Subsidiaries to obtain any approval of any Person or approval of, observe any waiting period imposed by, or make any filing with or notification to, any Governmental Authority domestic or foreign except for (i) compliance with applicable requirements of the Securities Act, the Securities Exchange Act, Blue Sky Laws, the HSR Act, or any Foreign Competition Laws, the Communications Act, and the regulations of the FCC, state public utility, telecommunications or public service laws, (ii) the filing of the Certificates of Merger in accordance with the DCGL and/or (iii) where the failure to obtain such approvals, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have an AT&T Material Adverse Effect.

          5.3  Tax Matters.  Neither AT&T nor any of its Affiliates has taken or
               -----------
agreed to take any action, failed to take any action or is aware of any fact or circumstance that is reasonably likely to prevent the Mergers and the Contribution, taken together, from constituting a tax-free transaction within the meaning of Section 351 of the Code.

          5.4  Brokers.  No broker, financial advisor, finder or investment
               -------
banker or other Person is entitled to any broker's, financial advisor's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement or the Related Agreements based upon arrangements made by or on behalf of AT&T.

          5.5  Registration Statement; Proxy Statement/Prospectus.  None of the
               --------------------------------------------------
information supplied by AT&T in writing specifically for inclusion in the Registration Statement shall, at the time such document is filed, at the time amended or supplemented, at the time the Registration Statement is declared effective by the SEC and at the time of the Tritel Stockholders Meeting and the TeleCorp Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied by AT&T in writing specifically for inclusion in the Joint Proxy Statement in connection with the TeleCorp Stockholders' Meeting and the Tritel Stockholders' Meeting will, on the date the Joint Proxy Statement is first mailed to the stockholders of Tritel and TeleCorp, and at the time of the Tritel Stockholders' Meeting and the TeleCorp Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any event relating to AT&T or any of its respective Affiliates, officers or directors should be discovered by AT&T which should be set forth in an amendment or supplement to the Registration Statement or an amendment or supplement to the Joint Proxy Statement, AT&T shall promptly inform the Holding Company, TeleCorp and Tritel.

          5.6  Waiver.  AT&T has all necessary corporate power and authority to
               ------
execute and deliver the Waiver (as defined below) contained in Section 6.17(b). The granting of such Waiver has been duly and validly authorized by all corporate action on the part of AT&T and no other corporate proceedings on the part of AT&T are necessary to authorize the Waiver. The Waiver constitutes a legal, valid and binding obligation of AT&T in accordance with its terms.

          5.7  Investment Experience.   AT&T is an "accredited investor" as
               ---------------------
defined in Rule 501(a) under the Securities Act. AT&T has reviewed the TeleCorp SEC Reports, the Tritel SEC Reports and this Agreement and all exhibits and schedules hereto, and has had the opportunity to ask questions and receive answers from representatives of TeleCorp and Tritel. AT&T is aware of TeleCorp's and Tritel's business affairs and financial condition and has had access to and has acquired sufficient information about the Holding Company to reach an informed and knowledgeable decision to acquire the Shares. AT&T has such business and financial experience as is required to give it the capacity to evaluate the merits and risks of the investment in the Shares and to protect its own interests in connection with the purchase of the Shares. AT&T is able to bear the economic risk of holding the Shares to be purchased by it for an indefinite period, including the loss of AT&T's entire investment. The Shares were not offered or sold to AT&T by any form of general solicitation or advertising within the meaning of Rule 502(c) under the Securities Act.

          5.8  Investment Intent.   AT&T (or its Affiliate) is purchasing the
               -----------------
Shares for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act, in any manner that would violate the Securities Act. AT&T understands that the acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities laws in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of AT&T's investment intent as expressed herein.

          5.9  Registration or Exemption Requirements.   AT&T acknowledges that
               --------------------------------------
the Shares have not been registered under the Securities Act. AT&T further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. AT&T understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of such Shares unless: (i) they are registered under the Securities Act or such registration is not required, or (ii) (A) the transfer is pursuant to an exemption from registration, and (B) if the Holding Company shall so request in writing, an opinion satisfactory to the Holding Company of AT&T's counsel is obtained to the effect that the transaction does not require registration under the Securities Act, will not be in violation of the Securities Act and is in compliance with any applicable federal and state laws.


                                  ARTICLE VI

                             ADDITIONAL AGREEMENTS


          6.1  Access to Information; Confidentiality.
               --------------------------------------

          (a) TeleCorp agrees that, during the period commencing on the date hereof and ending on earlier to occur of the termination of this Agreement in accordance with Article VIII or the Closing Date (in either case, the "Interim
                ------------                                           -------
Period"), (i) it will give or cause to be given to Tritel and its counsel,
------
financial advisors, auditors and other authorized representatives (collectively, "Representatives") such access, during normal business hours and upon reasonable
 ---------------
advance notice, to the plants, properties, books and records of TeleCorp and its Subsidiaries as Tritel may from time to time reasonably request; provided,
                                                                 --------
however, that TeleCorp shall have the right to have a representative present at
-------
all such times, (ii) it will furnish or cause to be furnished to Tritel and its Representatives such financial and operating data and other information as Tritel may from time to time reasonably request, and (iii) it will provide Tritel and its Representatives such access to the representatives, officers and employees of TeleCorp and its Subsidiaries as Tritel may reasonably request; provided, that all requests for information, to visit plants or facilities or to interview employees shall be directed to the Chief Financial Officer of TeleCorp or such other Person as he shall designate. Tritel agrees that it will, and will cause its Representatives to, continue to treat all information so obtained from TeleCorp as "Evaluation Material" under the Letter Agreement entered into
             -------------------
between TeleCorp and Tritel dated as of February 24, 2000 ( the "Confidentiality
                                                                 ---------------
Agreement"), and will continue to honor its obligations thereunder and that, if
---------
requested by TeleCorp, it will cause any of its Representatives so requested to enter into a written agreement acknowledging the terms of the Confidentiality Agreement and agreeing to be bound thereby.

          (b) Tritel agrees that, during the Interim Period: (i) it will give or cause to be given to TeleCorp and its Representatives such access, during normal business hours and upon reasonable advance notice, to the plants, properties, books and records of Tritel and its Subsidiaries as Tritel may from time to time reasonably request; provided, however, that Tritel shall have the
                                 -------- -------
right to have a representative present at all such times, (ii) it will furnish or cause to be furnished to TeleCorp and its Representatives such financial and operating data and other information as TeleCorp may from time to time reasonably request, and (iii) it will provide TeleCorp and its Representatives such access to the representatives, officers and employees of Tritel and its Subsidiaries as TeleCorp may reasonably request; provided, that all requests for information, to visit plants or facilities or to interview employees shall be directed to the Chief Financial Officer of Tritel or such other Person as he shall designate. TeleCorp agrees that it will, and will cause its Representatives to, continue to treat all information so obtained from Tritel as "Evaluation Material" under the Confidentiality Agreement, and will continue to
 -------------------
honor
its obligations thereunder and that, if requested by Tritel, it will cause any of its Representatives so requested to enter into a written agreement acknowledging the terms of the Confidentiality Agreement and agreeing to be bound thereby.

          (c)  Each of TeleCorp and Tritel agrees that, during the Interim
Period: (i) it will give or cause to be given to AT&T and its Representatives such access, during normal business hours and upon reasonable advance notice, to the plants, properties, books and records of it and its Subsidiaries as AT&T may from time to time reasonably request; provided, however, that TeleCorp or
                                      --------  -------
Tritel, as applicable, shall have the right to have a representative present at all such times; (ii) it will furnish or cause to be furnished to AT&T and its Representatives such financial and operating data and other information as AT&T may from time to time reasonably request; and (iii) it will provide AT&T and its Representatives such access to the representatives, officers and employees of TeleCorp and Tritel and their respective Subsidiaries as AT&T may reasonably request provided that all requests for information to visit plants or facilities
        --------
or to interview employees shall be directed to the Chief Financial Officer of Tritel or TeleCorp, as applicable, or to such other person as such Chief Financial Officer shall designate. AT&T agrees that it will, and will cause its Representatives to, continue to treat all information so obtained from Tritel or TeleCorp, as applicable, as confidential under the confidentiality provisions of its stockholders agreement with Tritel or TeleCorp, as applicable, and after the Effective Time with the Holding Company, and will continue to honor its obligations thereunder.

          6.2  Conduct of Business Pending the Closing Date.
               --------------------------------------------

          (a) TeleCorp agrees with Tritel that, except as permitted, required or contemplated by this Agreement, as described on Schedule B hereto, as
                                                   ----------
described in reasonable detail on Schedule 6.2(a) or as otherwise consented to
                                  ---------------
in writing by Tritel (which consent shall not be unreasonably withheld or delayed), during the Interim Period:

           (i) it shall cause its business to be conducted only in the Ordinary Course of Business provided, however, that no action by TeleCorp
                                 --------  -------
     or any of its Subsidiaries with respect to matters specifically addressed by any other provision of this Section 6.2(a) shall be deemed a breach of
                                    --------------
     this clause (i) unless such action would constitute a breach of one or more of such other provisions;

           (ii) it will use all commercially reasonable efforts to preserve substantially intact its business organization, to keep available the services of its employees and to preserve the current relationships with its customers, suppliers and other persons with which it has significant business relations;

           (iii) it shall not, and shall not permit any of its Subsidiaries to:


                    (A) amend its Certificate of Incorporation or By-laws or other equivalent organizational document

                    (B) merge or consolidate, or obligate itself to do so, with or into any other entity;

                    (C) issue or sell any shares of its capital stock or other equity interests in or securities convertible into or exchangeable for such shares or equity interests, or sell or transfer any assets, except for the exercise of outstanding options or convertible securities, sales of assets in the Ordinary Course of Business, other asset sales for consideration aggregating not more than $25,000,000 in the aggregate, the issuance of up to 1,000,000 shares of TeleCorp Class A Voting Common Stock in acquisition transactions, and the granting of stock options to purchase Shares of Class A TeleCorp Common Stock to employees, and no more than 25% of such options being granted to employees who are in a category of senior vice president or higher, in an aggregate amount not to exceed options to purchase more than 2 million shares of Class A TeleCorp Common Stock, with an exercise price not less than the average closing bid price of the TeleCorp Common Stock for the five trading days prior to the date hereof and with a 4 year vesting schedule (with 50% vesting in equal installment over such 4 year period and 50% vesting at the end of such 4 year period);

               (D) split, combine or reclassify any outstanding shares of its capital stock;

               (E) declare, set aside, make or pay any dividend (other than dividends by Subsidiaries of TeleCorp to wholly owned Subsidiaries of TeleCorp or to TeleCorp) or other distribution, payable in stock, property or otherwise, with respect to any of its capital stock except in the Ordinary Course of Business or redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any shares of its capital stock except the acquisition, redemption or repurchase of capital stock pursuant to existing arrangements;

               (F) establish or materially increase any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or otherwise increase the compensation payable or to become payable to any of its officers or key employees or those of any Subsidiary, except in the Ordinary Course of Business, as permitted under sub-clause (C) above or as may be required to comply with applicable law or existing contractual arrangements;

               (G) enter into any employment or severance agreement with any of its employees or establish, adopt or enter into any collective bargaining agreement, except in the Ordinary Course of Business or as may be required by applicable law or existing contractual arrangements;

               (H) acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets) any corporation, partnership, limited liability company, other business organization or any division thereof for consideration in excess of $50,000,000 in the aggregate or with capital stock other than in accordance with the exception to sub-clause (C) above or enter into any joint venture;

               (I) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, except in the Ordinary Course of Business and except in connection with transaction permitted by clause
          (M) below;

               (J) make any capital expenditures that are not provided for in the capital expenditure budget previously provided to Tritel aggregating in excess of $25,000,000;

               (K) make a purchase commitment inconsistent with past practice or materially in excess of the normal, ordinary and usual requirements;

               (L) change accounting methods, principles or practices, except insofar as may be required by a change in GAAP;

               (M) incur any indebtedness for borrowed money other than (i) indebtedness incurred pursuant to credit facilities in effect on the date hereof, (ii) additional unsecured indebtedness in an aggregate amount not to exceed

          $100,000,000, (iii) sale-leaseback transactions for tower facilities and (iv) indebtedness assumed pursuant to acquisition transactions permitted by clause (H) above, or mortgage or pledge any of its property or assets relating to its business or subject any such assets to any material encumbrance other than (i) Permitted Encumbrances and
          (ii) in connection with indebtedness permitted to be incurred pursuant to this clause (M);

               (N) sell, assign, transfer or license any TeleCorp Intellectual Property Rights, except in the Ordinary Course of Business;

               (O) enter into, amend, terminate, take or omit to take any action that would constitute a material violation of or default under, or waive any material rights under, any TeleCorp Material Contract;

               (P) take any action or fail to take any reasonable action permitted by this Agreement if such action or failure to take action would result in (x) any of its representations and warranties set forth in this Agreement becoming untrue in any material respect or (y) any of the conditions to the Closing set forth in Article VII of this
                                                            -----------
          Agreement not being satisfied;

               (Q) take any action or fail to take any action that would prevent the Mergers and the Contribution from constituting a tax-free transaction within the meaning of Section 351 of the Code or that would cause either Merger to fail to qualify as a tax-free reorganization under Section 368(a) of the Code; or

               (R) enter into or amend any contract, agreement, commitment or arrangement with respect to any matter otherwise prohibited by this
          Section 6.2(a).
          --------------

          (b) Tritel agrees with TeleCorp that, except as permitted, required or contemplated by this Agreement, as described on Schedule B hereto, as
                                                   ----------
described in reasonable detail on Schedule 6.2(b) or as otherwise consented to
                                  ---------------
in writing by TeleCorp (which consent shall not be unreasonably withheld or delayed), during the Interim Period:

          (i) it shall cause its business to be conducted only in the Ordinary Course of Business provided, however, that no action by Tritel or
                                 --------  -------
     any of its Subsidiaries with respect to matters specifically addressed by any other provision of this Section 6.2(b) shall be deemed a breach of this
                                 --------------
     clause (i) unless such action would constitute a breach of one or more such other provisions;

          (ii) it will use all commercially reasonable efforts to preserve substantially intact its business organization, to keep available the services of its employees and to preserve the current relationships with its customers, suppliers and other persons with which it has significant business relations;

          (iii)  it shall not, and shall not permit any of its Subsidiaries to:

                 (A) amend its Certificate of Incorporation or By-laws or other equivalent organizational document

                 (B) merge or consolidate, or obligate itself to do so, with or into any other entity;

                 (C) issue or sell any shares of its capital stock or other equity interests in or securities convertible into or exchangeable for such shares or equity interests; or sell or transfer any Assets, except for the exercise of outstanding options or convertible securities, sales of assets in the Ordinary Course of Business, other asset sales for consideration aggregating not more than $25,00,000 in the aggregate, the issuance of up to 1,000,000 shares of Tritel Class

          A Voting Common Stock in acquisition transactions and the granting of stock options to purchase shares of Tritel Class A Common Stock to employees, and no more than 25% of such options being granted to employees who are in a category of senior vice president or higher, in an aggregate amount not to exceed options to purchase more than 2.6 million shares of Tritel Class A Common Stock with an exercise price not less than the average closing bid price of the Tritel Class A Common Stock for the five trading days prior to the date hereof and with a 4 year vesting schedule (with 50% vesting in equal installments over such 4 year period and 50% vesting at the end of such 4 year period); it being understood that Tritel may amend the 1999 Tritel Stock Option Plan to permit the grants described herein.

               (D) split, combine or reclassify any outstanding shares of its capital stock;

               (E) declare, set aside, make or pay any dividend (other than dividends by Subsidiaries of Tritel to wholly owned Subsidiaries of Tritel or to Tritel) or other distribution, payable in stock, property or otherwise, with respect to any of its capital stock except in the Ordinary Course of Business or redeem, purchase or otherwise acquire any shares of its capital stock except the acquisition, redemption or repurchase of capital stock pursuant to existing arrangements;

               (F) establish or materially increase any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or otherwise increase the compensation payable or to become payable to any of its officers or key employees or those of any Subsidiary, except in the Ordinary Course of Business, as permitted under sub-clauses (C) above and (G) below or as may be required to comply with applicable law or existing contractual arrangements; (notwithstanding the foregoing, Tritel may amend its Restricted Stock Agreements (a) to fully vest all recipients thereof on or before December 31, 2002, and in the event (i) any recipient of a grant thereunder is terminated without cause, (ii) there is a diminution in the recipient's current authority, responsibilities, duties, position or title or (iii) the recipient is required to relocate more than 50 miles from Tritel's current headquarters in Jackson, Mississippi; (b) to remove the automatic repurchase provisions relating to the change of control that would be caused by the Mergers; (c) to amend the provisions relating to the requirement to pay upon exercise; (d) to provide for a payment to the recipient of an amount necessary to offset the income and excise tax effects of the amendments and the Merger with an aggregate cost to Tritel under (i) this sub-clause (d),
          (ii) the proviso immediately succeeding this sub-clause (d) (of the
                   -------
          nature described in this sub-clause (d)) and (iii) paragraph (G) of this Section 6.2(b)(iii) (of the nature described in this sub-clause
               -------------------
          (d)), not to exceed, in the aggregate, $26,000,000; provided, however,
                                                              --------  -------
          that Tritel may amend the employment agreement of Mr. William Arnett to fully vest all restricted stock awards at the Effective Time and make other changes similar to those to be made to the Restricted Stock Agreement; and; provided, further, however, Tritel may amend the
                          --------  -------  -------
          Restricted Stock Agreement of Karlen Turbeville to provide for immediate vesting of all her restricted stock awards upon a significant change in the scope of her job responsibilities (it being understood that any requirement of significant travel shall be deemed a significant change in scope of responsibilities and that employment by Tritel II and not the Holding Company shall not, per se, be a factor constituting a significant change in scope of responsibilities);

               (G) enter into any employment or severance agreement with any of its employees, other than the agreements dated the date hereof with Messrs. Mounger and Martin and attached as Exhibits J-1 and J-2
                                                     ------------     ---
          hereto, or establish, adopt or enter into any collective bargaining agreement, except in the Ordinary Course of Business or as may be required by applicable law or existing contractual arrangements;

               (H) acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets) any corporation, partnership, limited liability company, other business organization or any division thereof for consideration in excess of $50,000,000 in the aggregate or with capital stock other than in accordance with the exception to sub-clause (C) above or enter into any joint venture;

               (I) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, except in the Ordinary Course of Business and except in connection with transactions permitted by clause (M) below;

               (J) make any capital expenditures that are not provided for in the capital expenditures budget previously provided to Tritel aggregating in excess of $25,000,000;

               (K) make a purchase commitment inconsistent with past practice or materially in excess of the normal, ordinary and usual requirements;

               (L) change accounting methods, principles or practices, except insofar as may be required by a change in GAAP;

               (M) incur any indebtedness for borrowed money other than (i) indebtedness incurred pursuant to credit facilities in effect on the date hereof, (ii) additional unsecured indebtedness in an aggregate amount not to exceed $100,000,000, (iii) sale-leaseback transactions for tower facilities and (iv) indebtedness assumed pursuant to acquisition transactions permitted by clause (H) above, or mortgage or pledge any of its property or assets relating to its business or subject any such assets to any material encumbrance other than (i) Permitted Encumbrances and (ii) in connection with indebtedness permitted to be incurred pursuant this to clause (M);

               (N) sell, assign, transfer or license any Tritel Intellectual Property Rights, except in the Ordinary Course of Business;

               (O) enter into, amend, terminate, take or omit to take any action that would constitute a material violation of or default under, or waive any material rights under, any Tritel Material Contract;

               (P) take any action or fail to take any reasonable action permitted by this Agreement if such action or failure to take action would result in (x) any of its representations and warranties set forth in this Agreement becoming untrue in any material respect or (y) any of the conditions to the Closing set forth in Article VII of this
                                                            -----------
          Agreement not being satisfied;

               (Q) take any action, or fail to take any action, that would prevent the Mergers and the Contribution from constituting a tax-free transaction within the meaning of Section 351 of the Code or that would cause either Merger to fail to qualify as a tax-free reorganization under Section 368(a) of the Code; or

               (R) enter into or amend any contract, agreement, commitment or arrangement with respect to any matter otherwise prohibited by this
          Section 6.2(b).
          --------------

          (c)  The provisions of this Section 6.2 shall be without prejudice
                                      -----------
to any approval, veto or similar rights AT&T may have with respect to any of the actions or events specified above.

          6.3  Registration Statement; Other Filings; Board Recommendations.
               ------------------------------------------------------------

          (a) As promptly as practicable after the execution of this Agreement, TeleCorp and Tritel will cooperate in preparing and will cause the Holding Company to, and the Holding Company shall, file with the SEC the Registration Statement, which shall include the Joint Proxy Statement. Each of TeleCorp and Tritel will respond jointly and promptly to any comments of the SEC, will use its respective reasonable best efforts to cause the Holding Company to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and TeleCorp and Tritel will cause the Joint Proxy Statement to be mailed to their respective stockholders at the earliest practicable time after the Registration Statement has been declared effective by the SEC. As promptly as practicable after the date of this Agreement, each of TeleCorp and Tritel will prepare and file any other documents required to be filed by it under the Exchange Act, the Securities Act or any other Federal, state, foreign or Blue Sky or related laws relating to the Mergers and the transactions contemplated by this Agreement (the "Other Filings"). No amendment
                                                  -------------
or supplement to the Joint Proxy Statement or the Registration Statement will be made by TeleCorp, Tritel or the Holding Company, in the case of the Joint Proxy Statement, without the prior approval of each other party, or, in the case of the Registration Statement, without the prior approval or TeleCorp and Tritel. Each of the Holding Company, TeleCorp and Tritel will notify the other promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Registration Statement, the Joint Proxy Statement or any Other Filing or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Registration Statement, the Joint Proxy Statement, the Mergers or any Other Filing. Each of the Holding Company, TeleCorp and Tritel will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 6.3(a) to comply in all material
                                  --------------
respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs that is required to be set forth in an amendment or supplement to the Joint Proxy Statement, the Registration Statement or any Other Filing, the Holding Company, TeleCorp, or Tritel, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of TeleCorp or Tritel, such amendment or supplement. Tritel and TeleCorp will cooperate with AT&T and provide AT&T a reasonable opportunity to review and comment on any public statements or filings made with any Governmental Authority; it being understood that the consent of AT&T will not be required as a condition to any such filings.

          (b) The Joint Proxy Statement will include (x) the unanimous recommendation of the TeleCorp Board of Directors in favor of the adoption and approval of this Agreement and the First Merger (the "TeleCorp Proposals")
                                                      ------------------
(except that, notwithstanding anything to the contrary contained in this Agreement, the TeleCorp Board may withdraw, modify or refrain from making such recommendation or recommend a Superior Proposal (as defined in Section 6.5 of this Agreement) to the extent that the TeleCorp Board
           -----------
of Directors determines, in good faith, after consultation with, and based upon the advice of, outside legal counsel, that such action is necessary for the TeleCorp Board of Directors to comply with its fiduciary duties to its stockholders under the DGCL) and (y) the unanimous recommendation of the Tritel Board of Directors in favor of the adoption and approval of this Agreement and the Second Merger (the "Tritel Proposals") (except that, notwithstanding
                        ----------------
anything to the contrary contained in this Agreement, the Tritel Board of Directors may withdraw, modify or refrain from making such recommendation or recommend a Superior Proposal to the extent that the Tritel Board of Directors determines, in good faith, after consultation with, and based upon the advice of, outside legal counsel, that such action is necessary for the Tritel Board of Directors to comply with its fiduciary duties to its stockholders under the
DGCL).

          6.4  Meeting of Company Stockholders.
               -------------------------------

          (a) TeleCorp shall promptly after the date hereof take all action necessary in accordance with the DGCL and its Certificate of Incorporation and By-laws to duly call, give notice of and hold the TeleCorp Stockholders' Meeting as soon as practicable following the date hereof in order to permit the consummation of the First Merger prior to the Outside Date (as defined below), for the purpose of obtaining approval of the TeleCorp Proposals. Once the TeleCorp Stockholders' Meeting has been called and noticed, TeleCorp shall not postpone or adjourn (other than for the absence of a quorum and then only to the next possible future date) the TeleCorp Stockholders' Meeting. The Board of Directors of TeleCorp has declared that this Agreement is advisable and, subject to Section 6.3(b), shall recommend that this Agreement and the transactions
   --------------
contemplated hereby be approved and authorized by the stockholders of TeleCorp and shall include in the Registration Statement and Proxy Statement such recommendations. The Board of Directors of TeleCorp shall submit this Agreement to the stockholders of TeleCorp, whether or not the Board of Directors of TeleCorp at any time changes, withdraws or modifies its recommendation.
TeleCorp shall solicit from stockholders of TeleCorp proxies in favor of the First Merger and shall take all other action necessary or advisable to secure the vote or consent of stockholders required by the DGCL and its Certificate of Incorporation to authorize this Agreement and the First Merger, except to the extent the TeleCorp Board of Directors determines in good faith, after consultation with counsel, that doing so would cause the TeleCorp Board or Directors to breach its fiduciary duties to its stockholders under the DGCL. Without limiting the generality of the foregoing, (i) TeleCorp agrees that its obligation to duly call, give notice of, convene and hold the TeleCorp Stockholders' Meeting as required by this Section 6.4, shall not be affected by
                                          -----------
any withdrawal, amendment or modification of the Board of Directors' recommendation of the First Merger and this Agreement, and (ii) TeleCorp agrees that its obligations under this Section 6.4 shall not be affected by the
                                -----------
commencement, public proposal, public disclosure or communication to TeleCorp of any Acquisition Proposal.

          (b) Tritel shall promptly after the date hereof take all action necessary in accordance with the DGCL and its Certificate of Incorporation and By-laws to duly call, give notice of and hold the Tritel Stockholders' Meeting as soon as practicable following the date hereof in order to permit the consummation of the Second Merger prior to the Outside Date, for the purpose of obtaining approval of the Tritel Proposals. Once the Tritel Stockholders' Meeting has been called and noticed, Tritel shall not postpone or adjourn (other than for the absence of a quorum and then only to the next possible future date) the Tritel Stockholders' Meeting. The Board of Directors of Tritel has declared that this Agreement is advisable and, subject to Section 6.3(b), shall recommend
                                                 --------------
that this Agreement and the transactions contemplated hereby be approved and authorized by the stockholders of Tritel and shall include in the Registration Statement and Proxy Statement such recommendations. The Board of Directors of Tritel shall submit this Agreement to the stockholders of Tritel, whether or not the Board of Directors of Tritel at any time changes, withdraws or modifies its recommendation. Tritel shall solicit from stockholders of Tritel proxies in favor of the Second Merger and shall take all other action necessary or advisable to secure the vote or consent of stockholders required by the DGCL and its Certificate of Incorporation to authorize this Agreement and the Second Merger, except to the extent the Tritel Board of Directors determines in good faith, after consultation with counsel, that doing so would cause the Tritel Board of Directors to breach its fiduciary duties to its stockholders under the DGCL. Without limiting the generality of the foregoing, (i) Tritel agrees that its obligation to duly call, give notice of, convene and hold the Tritel Stockholders' Meeting as required by this Section 6.4, shall not be affected by
                                          -----------
any withdrawal, amendment or modification of the Board of Directors' recommendation of the Second Merger and this Agreement, and (ii) Tritel agrees that its obligations under this Section 6.4 shall not be affected by the
                                -----------
commencement, public proposal, public disclosure or communication to Tritel any Acquisition Proposal.

          6.5  Non-Solicitation.
               ----------------

          (a) From and after the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with
Article VIII, neither TeleCorp nor Tritel shall, nor shall they permit any of
------------
their Subsidiaries to, nor shall they authorize or permit any of their respective officers, directors or employees to, and shall use their commercially reasonable efforts to cause any investment banker, financial advisor, attorney, accountant, or other representatives retained by them or any of their respective Subsidiaries not to, directly or indirectly, through any other Person, (i) solicit, initiate or encourage (including by way of furnishing information) any proposals that constitute, or could reasonably be expected to result in, a proposal or offer for an Acquisition Proposal, or (ii) engage in negotiations or discussions concerning, or provide any non-public information regarding TeleCorp or Tritel, as applicable, to any person or entity relating to, any Acquisition Proposal, or (iii) agree to, approve or recommend to its stockholders any Acquisition Proposal; provided, however, that nothing
                                              --------  -------
contained in this Agreement shall prevent TeleCorp or its Board of Directors or Tritel or its Board of Directors, as the case may be, from (A) furnishing non-public information to, or entering into discussions with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity (including a new and unsolicited Acquisition Proposal received by TeleCorp or Tritel after the execution of this Agreement from a person or entity whose initial contact with TeleCorp or Tritel may have been solicited by TeleCorp or Tritel, respectively, prior to the execution of this Agreement) if and only to the extent that (1) the Board of Directors of TeleCorp or the Board of Directors of Tritel, as the case may be, believes in good faith (after consultation with its financial advisors) that such Acquisition Proposal would, if consummated, result in a transaction more favorable to TeleCorp stockholders or Tritel stockholders, respectively, from a financial point of view than the transactions contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a "Superior Proposal") and the
                                                   -----------------
Board of Directors of TeleCorp or the Board of Directors of Tritel determines in good faith after consultation with its outside legal counsel that such action could be reasonably deemed necessary for the Board of Directors of TeleCorp or the Board of Directors of Tritel, as the case may be, to comply with its fiduciary duties to its stockholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such Person or entity, such Board of Directors receives from such Person or entity an executed non-disclosure agreement with terms no less favorable to such party than those contained in the Confidentiality Agreement, (B) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, with regard to an Acquisition Proposal or
(C) making any disclosure to its stockholders if, in the good faith judgment of the Board of Directors of such party, after receipt of advice from outside counsel, failure to disclose would result in a reasonable likelihood that such Board of Directors would breach its duties to such party's stockholders under applicable law. Each of TeleCorp and Tritel shall promptly notify the other party and AT&T orally and in writing of any request for information or of any proposal in connection with an Acquisition Proposal, the material terms and conditions of such request or proposal and the identity of the person making such request or proposal. Each of TeleCorp and Tritel will keep the other party and AT&T reasonably informed of the status (including amendments or proposed amendments) of such request or proposal on a current basis. Each of TeleCorp and Tritel shall immediately cease and terminate any existing solicitation, initiation, encouragement activity, discussion or negotiation with any persons conducted heretofore by them or their representatives with respect to the foregoing.

          (b) Each of TeleCorp and Tritel (i) agrees not to release any Third Party (as defined below) from, or waive any provision of, or fail to enforce, any standstill agreement or similar agreement to which it is a party related to, or which could affect, an Acquisition Proposal and (ii) acknowledges that the provisions of clause (i) are an important and integral part of this Agreement.

          (c)  For purposes of this Agreement, "Acquisition Proposal" means a
                                                --------------------
proposal or intended proposal, regarding any of (i) a transaction or series of transactions pursuant to which any Person (or group of Persons) other than any party hereto ("Party") and its Subsidiaries (a "Third Party") acquires or would
               -----                            -----------
acquire, directly or indirectly, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than twenty percent (20%) of the outstanding shares of TeleCorp or Tritel, as the case may be, whether from TeleCorp or Tritel, as the case may be, or pursuant to a tender offer or exchange offer or otherwise, (ii) any acquisition or proposed acquisition of, or business combination with TeleCorp or Tritel, as applicable, by a merger or other business combination (including any so-called "merger-of-equals" and whether or not TeleCorp or Tritel, as the case may be, is the entity surviving any such merger or business combination), or (iii) any other transaction pursuant to which any Third Party acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding equity securities of Subsidiaries of TeleCorp or Tritel, as the case may be, and any entity surviving the merger or business combination including any of them) of TeleCorp or Tritel, as the case may be, for consideration equal to twenty percent (20%) or more of the fair market value of all of the outstanding shares of TeleCorp or twenty percent (20%) or more of the fair market value of all of the outstanding shares of Tritel, as the case may be, on the date of this Agreement.

          6.6  Subsequent Financial Statements.  Prior to the Effective Time,
               -------------------------------
each of TeleCorp or Tritel will timely file with the SEC, each Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Report on Form 8-K required to be filed by such Party under the Exchange Act and the rules and regulations promulgated thereunder and will promptly deliver to the other copies of each such report filed with the SEC. As of their respective dates, none of such reports shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The respective audited financial statements and unaudited interim financial statements of each of TeleCorp or Tritel, as the case may be, included in such reports will fairly present the financial position of such Party and its Subsidiaries as at the dates thereof and the results of their operations and cash flows for the periods then ended in accordance with GAAP applied on a consistent basis and, subject, in the case of unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein.

          6.7  Nasdaq National Market Listing.  TeleCorp and Tritel agree to
               ------------------------------
cooperate to have the shares of Class A Voting Common Stock issuable in connection with the Mergers approved for quotation on the Nasdaq National Market System subject only to official notice of issuance.

          6.8  Comfort Letters.  TeleCorp shall use its reasonable best efforts
               ---------------
to cause PricewaterhouseCoopers LLP, certified public accountants to TeleCorp, to provide a letter reasonably acceptable to Tritel, relating to their review of the financial statements relating to TeleCorp contained in or incorporated by reference in the Registration Statement. Tritel shall use its reasonable best efforts to cause KPMG Peat Marwick, certified public accountants to Tritel, to provide a letter reasonably acceptable to TeleCorp, relating to their review of the financial statements relating to Tritel contained in or incorporated by reference in the Registration Statement.

          6.9  Further Actions.
               ---------------
          (a) Subject to the terms and conditions hereof, TeleCorp, Tritel and AT&T agree to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the Related Agreements, including, without limitation, using all reasonable best efforts: (i) to obtain prior to the Closing Date all licenses, certificates, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and any other Person, including Persons who are parties to contracts with TeleCorp or any of its Subsidiaries, Tritel or any of its Subsidiaries or AT&T or any of its Subsidiaries as are necessary for the consummation of the transactions contemplated hereby or thereby, including, without limitation, such consents and approvals as may be required under the Communications Act, the HSR Act and any similar Federal, state or foreign legislation; (ii) to effect all necessary registrations and filings; and (iii) to furnish to each other such information and assistance as reasonably may be requested in connection with the foregoing. Each of TeleCorp, Tritel and AT&T shall cooperate fully with each other to the extent reasonably required to obtain such consents. Notwithstanding the foregoing or anything to the contrary in this Agreement, (i) without the prior written consent of TeleCorp, Tritel will not incur aggregate out-of-pocket costs (not including legal fees) in excess of the amount specified in Schedule 6.9 to obtain third
                                                 ------------
party consents and approvals (other than governmental consents and approvals) to consummate the Mergers and (ii) AT&T shall not be required to expend any significant moneys or make any other concessions to third parties to obtain any consents or approvals required under this Agreement and the Related Agreements.

          (b) Tritel, TeleCorp and AT&T shall make all filings which may be required by each of them in connection with the consummation of the transactions contemplated hereby under the HSR Act and any similar Federal, state or foreign legislation no later than March 31, 2000.

          (c) TeleCorp, Tritel and AT&T shall each use their reasonable best efforts to resolve any competitive issues relating to or arising under the HSR Act or any other Federal, state or foreign antitrust or fair trade law raised by any Governmental Entity in connection with the transactions contemplated by this Agreement or the Related Agreements. If such offers are not accepted by such Governmental entity, TeleCorp (with Tritel's cooperation) shall pursue all litigation resulting from such issues. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf or any party hereto in connection with proceedings under or relating to the HSR Act or any other Federal, state or foreign antitrust or fair trade law. In the event of a challenge to the transaction contemplated by this Agreement pursuant to the HSR Act, the parties hereto shall use their reasonable best efforts to defeat such challenge, including by institution and defense of litigation, or to settle such challenge on terms that permit the consummation of the Mergers and the Contribution; provided, however,
                                                             --------  -------
that nothing herein shall require either party to agree to divest or hold separate any portion of its business or otherwise take action that could reasonably be expected to impair the ability of (i) the Holding Company, to own and operate the respective businesses of TeleCorp and Tritel after the Closing or (ii) AT&T, to own the Shares after the Closing, or (iii) TeleCorp, Tritel or AT&T, as the case may be, to own and operate their respective business if the transactions contemplated hereby are not consummated, in either case, in substantially the same manner as operated immediately prior to the date hereof or impair the ability of the Holding Company to own and operate the Contributed Property as contemplated by this Agreement. Without limiting the foregoing, in the event that either the Federal Trade Commission or the Antitrust Division of the United Department of Justice should issue a Request for Additional Information or Documentary Material under 17 C.F.R. (S)803.20 (a "Second
                                                                  ------
Request"), then TeleCorp, Tritel and, if applicable, AT&T each agree to use
-------
their reasonable best efforts to respond fully to such Second Request within 20 days after its receipt and shall promptly make any further filings or information submissions and use its reasonable efforts to make any employee available for interview or testimony pursuant to the foregoing (both before and after any Second Request) whose interview or testimony may be necessary, proper or advisable.

          6.10 Notification.  Each party shall promptly notify the other parties
               ------------
of:
          (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or the Related Agreements;

          (b) any material notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement or the Related Agreements; and

          (c) any action suit, claim, investigation or proceeding commenced or, to its knowledge, threatened against or otherwise affecting such notifying party, which relates to the consummation of the transactions contemplated by this Agreement or the Related Agreements.

          6.11 Notice of Breaches; Updates.
               ---------------------------

          (a) TeleCorp shall promptly deliver to Tritel and AT&T written notice of any event or development that would (i) render any statement, representation or warranty of TeleCorp in this Agreement or the Related Agreements (including the TeleCorp Disclosure Schedule) inaccurate or incomplete in any material respect or (ii) constitute or result in a breach by TeleCorp of, or a failure by TeleCorp or any Subsidiary of TeleCorp to comply with, any agreement or covenant in this Agreement or the Related Agreements applicable to it. No such disclosure shall be deemed to avoid or cure any such misrepresentation or breach.
          (b) Tritel shall promptly deliver to TeleCorp and AT&T written notice of any event or development that would (i) render any statement, representation or warranty of the Tritel in this Agreement or the Related Agreements (including the Tritel Disclosure Schedule) inaccurate or incomplete in any material respect or (ii) constitute or result in a breach by the Tritel or a failure by Tritel or any Subsidiary of Tritel to comply with, any agreement or covenant in this Agreement or the Related Agreements applicable to it. No such disclosure shall be deemed to avoid or cure any such misrepresentation or breach.

          (c) AT&T shall promptly deliver to Tritel and TeleCorp written notice of any event or development that would (i) render any statement, representation or warranty of AT&T in this Agreement or the Related Agreements inaccurate or incomplete in any material respect or (ii) constitute or result in a breach by AT&T of, or a failure by AT&T or any Subsidiary to comply with, any agreement or covenant in this Agreement or the Related Agreements applicable to it. No such disclosure shall be deemed to avoid or cure any such misrepresentation or breach.

          6.12 No Inconsistent Action.  Subject to the provisions of Sections
               ----------------------                                --------
6.4 or 6.5, neither TeleCorp, Tritel nor AT&T shall take any action inconsistent
---    ---
with their obligations under this Agreement or any of the Related Agreements or which could materially hinder or delay the consummation of the transactions contemplated by this Agreement.

          6.13 Commercially Reasonable Efforts.  Each of TeleCorp and Tritel
               -------------------------------
shall use its commercially reasonable efforts to obtain the opinions referred to in Section 7.1(g).
   --------------

          6.14 Affiliates.  Each of TeleCorp and Tritel, as applicable (i) has
               ----------
disclosed to the other on Schedule 6.14 hereof all persons who are, or may be,
                          -------------
as of the date hereof its "affiliates" for purposes of Rule 145 under the Securities Act, and (ii) shall use all commercially reasonable efforts to cause each person who is identified as its "affiliate" on Schedule 6.14 to deliver to
                                                    -------------
the Holding Company as promptly as practicable but in no event later than the Closing Date, a signed agreement substantially in the form attached hereto as Exhibit J. Each of TeleCorp and Tritel shall notify the other from time to time
---------
of any other persons who then are, or may be, such an "affiliate" and use all commercially reasonable efforts to cause each additional person who is identified as an "affiliate" to execute a signed agreement as set forth in this Section 6.14.
              ------------

          6.15 Blue Sky.  TeleCorp, Tritel and the Holding Company will use
               --------
their commercially reasonable efforts to obtain prior to the Effective Time all necessary state securities or "blue sky" Permits and approvals required to permit the distribution of the shares of the Holding Company to be issued in accordance with the provisions of this Agreement.

          6.16 Tax-Free Exchange.  Each of the Parties will use its commercially
               -----------------
reasonable efforts, and each agrees to cooperate with the other Parties and provide one another with such documentation, information and materials, as may be reasonably necessary, proper or advisable, to cause the transactions to be effected pursuant to this Agreement to qualify for U.S. Federal income tax purposes as a tax-free transaction or series of transactions, reorganizations or contributions, as the case may be.

          6.17 AT&T Actions.
               ------------

          (a) AT&T will use commercially reasonable efforts to obtain all necessary corporate approvals for the Contribution.

          (b) AT&T hereby waives all rights it may have to object to, and otherwise consents to, the transactions expressly described in this Agreement, including but not limited to any rights it has pursuant to Section 7.4 of the Stockholders Agreement by and among AT&T, TeleCorp and the Management Stockholders and Cash Equity Investors described therein dated as of July 17, 1998, as amended, (the "Waiver").
                        ------

          (c) AT&T will cooperate after a reasonable request by TeleCorp in exercising any rights AT&T may have under the Airadigm Purchase Agreement or the Indus Merger Agreement.

          (d) From and after the Effective Time and/or the Contribution, AT&T shall take all such further action as TeleCorp or the Holding Company shall reasonably request to effectuate, or in furtherance of, the provisions of this Agreement and the Related Agreements.

          6.18 Transition Committee.  Commencing on the date when the condition
               --------------------
contained in Section 7.1(h) is first satisfied, all consents sought with regard
             --------------
to Sections 6.1 or 6.2 shall be submitted to a transition committee (the
   ------------    ---
"Transition Committee") comprised of Jerry Vento, Thomas H. Sullivan, E.B.
---------------------
Martin, Jr., William H. Mounger, II, Andrew Hubregsen, Michael H. Hannon and Scott Anderson for a recommendation as to the advisability of such consent, which recommendation shall be presented, together with the request for a consent pursuant to Section 6.1 or 6.2, to TeleCorp or Tritel, as appropriate.
            -----------    ---

          6.19 Employee Benefit Matters.  Following the Effective Time, the
               ------------------------
Holding Company shall provide to officers and employees of Tritel and its Subsidiaries employee benefits under employee benefit plans on terms and conditions which are substantially similar in the aggregate to those provided by Tritel and its Subsidiaries to their officers and employees prior to the Effective Time but in no event less favorable than those provided to similarly situated officers and employees of TeleCorp prior to the Effective Time. With respect to any benefits plans of the Holding Company or its Subsidiaries in which the officers and employees of the Tritel and its Subsidiaries participate after the Effective Time, the Holding Company shall: (i) waive any limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to such officers and employees under any welfare benefit plan in which such employees may be eligible to participate after the Effective Time (provided, however, that no such waiver shall apply to a pre-existing condition of any such officer or employee who was, as of the Effective Time, excluded from participation in a Tritel benefit plan by nature of such pre-existing condition), (ii) provide each such officer and employee with credit for any co-payments and deductibles paid prior to the Effective Time during the year in which the Effective Time occurs in satisfying any applicable deductible or out-of-pocket requirements under any welfare benefit plan in which such employees may be eligible to participate after the Effective Time, and (iii) recognize all service of such officers and employees with Tritel and its Subsidiaries (and their respective predecessors) for all purposes (including without limitation purposes of eligibility to participate, vesting credit, entitlement for benefits, and benefit accrual) in any benefit plan in which such employees may be eligible to participate after the Effective Time, except to the extent such treatment would result in duplicative accrual of benefits for the same period of service.

          6.20 Novation of Affiliation Agreements.  Prior to but effective as of
               ----------------------------------
the Effective Time, AT&T, the Holding Company and, as appropriate, their respective Affiliates shall enter into (i) a Network Membership License Agreement in the form of Exhibit K-1 hereto, (ii) an Intercarrier Roamer Service
                         -----------
Agreement in the form of Exhibit K-2 hereto and (iii) a Roaming Administration
                         -----------
Agreement in the form of Exhibit K-3 hereto.
                         -----------

         6.21  Indemnity for Indus and Airadigm Liabilities. Each of TeleCorp
               --------------------------------------------
and the Holding Company agrees to indemnify AT&T and its Affiliates and hold each of them harmless against any liabilities retained by or asserted against any of them in respect of Indus or Airadigm or the agreements they entered into in connection with securing the rights to acquire Indus or Airadigm (and any costs or losses incurred in connection therewith).

                                  ARTICLE VII

                               CLOSING CONDITIONS

          7.1  Conditions to Obligations of TeleCorp and Tritel to Effect the
               --------------------------------------------------------------
Mergers.  The respective obligations of TeleCorp and Tritel to effect the
-------
Mergers shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

          (a)  Stockholder Approval of TeleCorp.  The TeleCorp Proposals shall
               --------------------------------
each have been duly approved by the requisite vote under applicable law and the rules of the National Association of Securities Dealers, Inc. by the stockholders of TeleCorp.

          (b)  Stockholder Approval of Tritel.  The Tritel Proposals shall each
               ------------------------------
have been duly approved by the requisite vote under applicable law and the rules of the National Association of Securities Dealers, Inc. by the stockholders of Tritel.

          (c)  TeleCorp Consents.  TeleCorp shall have obtained the consent or
               -----------------
approval of any Person (other than a Governmental Authority) whose consent or approval shall be required under any agreement or instrument in order to permit the consummation of the transactions contemplated hereby (other than the Contribution) except those which the failure to obtain would not, individually or in the aggregate, have a Tritel Material Adverse Effect or a TeleCorp Material Adverse Effect.

          (d)  Tritel Consents.  Tritel shall have obtained the consent or
               ---------------
approval of any Person (other than a Governmental Authority) whose consent or approval shall be required in order to permit the consummation of the transactions contemplated hereby (other than the Contribution) except those which the failure to obtain would not, individually or in the aggregate, have a TeleCorp Material Adverse Effect or a Tritel Material Adverse Effect.

          (e)  Registration Statement Effective; Joint Proxy Statement.  The SEC
               -------------------------------------------------------
shall have declared the Registration Statement effective prior to the mailing of the Joint Proxy

Statements by each of TeleCorp and Tritel to its respective stockholders. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and be in effect and no proceeding for that purpose, and no similar proceeding in respect of the Joint Proxy Statement, shall have been initiated or threatened in writing by the SEC and not concluded or withdrawn.

          (f)  No Order.  No Governmental Entity shall have enacted, issued,
               --------
promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of (i) prohibiting consummation of the Mergers or (ii) creating a TeleCorp Material Adverse Effect or a Tritel Material Adverse Effect.

          (g)  Tax Opinions.  TeleCorp and Tritel shall each have received
               ------------
substantially identical written opinions from their respective tax counsel (Cadwalader, Wickersham & Taft and Brown & Wood LLP, respectively), in form and substance reasonably acceptable to Tritel or TeleCorp, as the case may be, to the effect that the First Merger and the Second Merger, respectively, will constitute part of a tax-free transaction within the meaning of Section 351 of the Code and that the First Merger and the Second Merger, respectively, will each qualify as a tax-free reorganization under Section 368(a) of the Code and such opinions shall not have been withdrawn. Tritel, TeleCorp and AT&T agree to make reasonable and customary representations substantially in the form of Exhibits I-1, I-2, I-3, I-4, and I-5 respectively, and counsel shall be entitled
---------------------------      ---
to rely upon such representations in rendering such opinions.

          (h)  HSR Act. Any waiting period applicable to the consummation of the
               -------
Mergers under the HSR Act shall have expired or been terminated.

          (i)  Blue Sky. All state securities or "blue sky" Permits or approvals
               --------
required to carry out the transactions contemplated hereby shall have been received.

          (j)  Affiliate Agreements. The Holding Company shall have received the
               --------------------
agreements required by Section 6.14 hereof to be delivered by TeleCorp and
                       ------------
Tritel "affiliates," duly executed by each "affiliate" of TeleCorp or Tritel, as the case may be.

          (k)  Governmental Filings and Consents.
               ---------------------------------

          (i) All governmental filings (other than filings with the FCC) required to be made prior to the Effective Time by TeleCorp, Tritel and the Holding Company with, and all governmental consents (other than consents of the FCC) required to be obtained prior to the Effective Time by TeleCorp, Tritel, and the Holding Company from governmental and regulatory authorities in connection with the execution and delivery of this Agreement by TeleCorp and Tritel and the consummation of the transactions contemplated hereby (other than the Contribution) shall have been made or obtained, except where the failure to make such filing or obtain such consent would not reasonably be expected to result in a TeleCorp Material Adverse Effect or Tritel Material Adverse Effect, as the case may be or a material adverse effect on the Holding Company (assuming the First Merger and Second Merger had taken place).

          (ii) All required consents of the FCC to all matters contemplated by the Mergers shall have been obtained pursuant to Final Orders, free of any conditions materially adverse to TeleCorp or Tritel, other than those applicable to the PCS or wireless communications services industry generally. For the purposes of this Agreement, "Final Order" means an
                                                      -----------
     action or decision that has been granted by the FCC as to which (A) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (B) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (C) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed and (D) no appeal is pending, including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

          (l)  Nasdaq National Market Listing.  The shares of Class A Voting
               ------------------------------
Stock issuable to stockholders of TeleCorp and Tritel pursuant to this Agreement shall have been approved for quotation on the Nasdaq National Market System, subject only to official notice of issuance.

          7.2  Additional Conditions to Obligations of TeleCorp.  The obligation
               ------------------------------------------------
of TeleCorp to consummate and effect the First Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by TeleCorp:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
warranties of Tritel contained in this Agreement shall have been true, complete and correct as of the date of this Agreement and as of the Closing Date except
(i) to the extent that the failure of such representations and warranties (other than the representation in Sections 4.3, 4.4 and 4.6) to be true, complete and
                           ------------  ---     ---
correct in each case or in the aggregate does not constitute a Tritel Material Adverse Effect, (ii) for changes contemplated by this Agreement and (iii) for those representations and warranties which address matters only as of the date of this Agreement or any other particular date (which shall have been true, complete and correct as of such particular date except to the extent that the failure of such representations and warranties to have been true, complete and correct as of such particular date does not constitute a Tritel Material Adverse Effect) (it being understood that, for purposes of determining the accuracy of such representations and warranties all "Tritel Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded). TeleCorp shall have received a certificate with respect to the foregoing signed on behalf of Tritel by the Chief Executive Officer and the Chief Financial Officer of Tritel.

          (b)  Agreements and Covenants. Tritel shall have performed or complied
               ------------------------
in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and TeleCorp shall have received a certificate to such effect signed on behalf of Tritel by the Chief Executive Officer and the Chief Financial Officer of Tritel.

          (c)  Completion of Second Merger. The Second Merger shall have been or
               ---------------------------
shall be simultaneously completed.

          7.3  Additional Conditions to the Obligations of Tritel.  The
               --------------------------------------------------
obligations of Tritel to consummate and effect the Second Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
Tritel:
          (a)  Representations and Warranties.  The representations and
               ------------------------------
warranties of TeleCorp contained in this Agreement shall have been true, complete and correct as of the date of this Agreement and as of the Closing Date except (i) to the extent that the failure of such representations and warranties (other than the representations in Sections 3.3, 3.4 and 3.6) to be true,
                                   ------------  ---     ---
complete and correct in each case or in the aggregate does not constitute a TeleCorp Material Adverse Effect, (ii) for changes contemplated by this Agreement and (iii) for those representations and warranties which address matters only as of the date of this Agreement or any other particular date (which shall have been true, complete and correct as of such particular date except to the extent that the failure of such representations and warranties to be true, complete and correct as of such particular date does not constitute a TeleCorp Material Adverse Effect) (it being understood that, for purposes of determining the accuracy of such representations and warranties all "TeleCorp Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded). Tritel shall have received a certificate with respect to the foregoing signed on behalf of TeleCorp by the Chief Executive Officer and the Chief Financial Officer of TeleCorp.

          (b)  Agreements and Covenants.  TeleCorp shall have performed or
               ------------------------
complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Tritel shall have received a certificate to such effect signed on behalf of TeleCorp by the Chief Executive Officer and the Chief Financial Officer of TeleCorp.

          (c)  Completion of First Merger.  The First Merger shall have been or
               --------------------------
shall be simultaneously completed.

          7.4  Conditions to Obligations of the Holding Company to Issue the
               -------------------------------------------------------------
Shares.  The obligation of the Holding Company to issue the Shares to AT&T (or
------
its Affiliates) shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Holding Company:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
warranties of AT&T contained in this Agreement shall have been true, complete and correct in all material respects as of the date of this Agreement and as of the Closing Date except (i) for changes contemplated by this Agreement and (ii) for those representations and warranties which address matters only as of a particular date (which shall have been true, complete and correct in all material respects as of such particular date). The Holding Company shall have received a certificate with respect to the foregoing signed on behalf of AT&T by an appropriate officer of AT&T.

          (b)  Agreements and Covenants.  AT&T shall have performed or complied
               ------------------------
in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and the Holding Company shall have received a certificate to such effect signed on behalf of AT&T by an appropriate officer of AT&T.

          (c)  No Order.  No Governmental Entity shall have enacted, issued,
               --------
promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of (i) making the Contribution illegal or otherwise prohibiting consummation of the Contribution or (ii) creating a AT&T Material Adverse Effect.

          (d)  Governmental Filings and Consents.  All governmental filings
               ---------------------------------
required to be made prior to the Effective Time by AT&T with, and all governmental consents required to be obtained prior to the Effective Time by AT&T from, governmental and regulatory authorities in connection with the execution and delivery of this Agreement by AT&T and the consummation of the Contribution shall have been made or obtained, except where the failure to make such filing or obtain such consent would not reasonably be expected to result in a AT&T Material Adverse Effect.

          (e)  HSR Act. Any waiting period applicable to the consummation of the
               -------
Contribution under the HSR Act shall have expired or been terminated.

          (f)  The Airadigm Assignment.  Subject to the provisions of Section
               -----------------------                                -------
1.14(b), the Airadigm Assignment shall have been executed and delivered by AT&T
-------
to the Holding Company.

          (g)  The Indus Assignment.  The Indus Merger Agreement and the Indus
               --------------------
Assignment and Assumption Agreement shall have been executed and delivered in the respective forms attached hereto as Exhibits H and I and the conditions to
                                        ----------     -
the consummation of the transactions contemplated thereby shall have been satisfied.

          (h)  The License Extension Amendment.  AT&T shall have duly executed
               -------------------------------
and delivered the License Extension Amendment to the Holding Company.

          (i)  Exchange Agreement. The transactions contemplated by the Exchange
               ------------------
Agreement dated as of the date hereof between AT&T, and certain of its Affiliates, and TeleCorp, and certain of its Affiliates (the "Exchange
                                                              --------
Agreement"), shall have been consummated.
---------

          7.5  Conditions to Obligations of AT&T to Effect the Contribution.
               ------------------------------------------------------------
The obligations of AT&T to effect the Contribution and execute the License Extension Amendment shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by AT&T:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
warranties of each of TeleCorp and Tritel contained in this Agreement shall have been true, complete and correct as of the date of this Agreement and as of the Closing Date except (i) to the extent that the failure of such representations and warranties (other than the representations in Sections 3.3, 3.4 and 3.6) to
                                                  ------------  ---     ---
be true, complete and correct in each case or in the aggregate does not constitute a TeleCorp Material Adverse Effect or a Tritel Material Adverse Effect, as appropriate, (ii) for changes contemplated by this Agreement and
(iii) for those representations and warranties which address matters only as of a particular date (which shall have been true, complete and correct as of such particular date except to the extent that the failure of such representations and warranties to be true, complete and correct as of such particular date does not constitute a TeleCorp Material Adverse Effect or a Tritel Material Adverse Effect, as appropriate) (it being understood that, for purposes of determining the accuracy of such representations and warranties all "TeleCorp Material Adverse Effect" and "Tritel Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded). AT&T shall have received a certificate with respect to the foregoing signed on behalf of TeleCorp by the Chief Executive Officer and the Chief Financial Officer of TeleCorp and on behalf of Tritel by the Chief Executive Officer and the Chief Financial Officer of Tritel.

          (b)  Agreements and Covenants.  TeleCorp and Tritel shall have
               ------------------------
performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by each of them at or prior to the Closing Date, and AT&T shall have received a certificate to such effect signed on behalf of TeleCorp by the Chief Executive Officer and the Chief Financial Officer of TeleCorp and on behalf of Tritel by the Chief Executive Officer and the Chief Financial Officer of TeleCorp.

          (c)  No Order.  No Governmental Entity shall have enacted, issued,
               --------
promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of (i) making the Contribution illegal or otherwise prohibiting consummation of the Contribution, (ii) creating a TeleCorp Material Adverse Effect or a Tritel Material Adverse Effect or (iii) which would reasonably be expected to have a material adverse effect on AT&T.

          (d)  Governmental Filings and Consents.  All governmental filings
               ---------------------------------
required to be made prior to the Effective Time by TeleCorp, Tritel and the Holding Company with, and all governmental consents required to be obtained prior to the Effective Time by TeleCorp, Tritel, and the Holding Company from, governmental and regulatory authorities in connection with the Contribution shall have been made or obtained, except where the failure to make such filing or obtain such consent would not reasonably be expected to result in a TeleCorp Material Adverse Effect or Tritel Material Adverse Effect, as the case may be or a material adverse effect on AT&T or the Holding Company (assuming the First Merger and Second Merger had taken place), and the waiting periods under the HSR Act for the consummation or the Contribution shall have expired or been terminated.

          (e)  Completion of Mergers.  The First Merger and the Second Merger
               ---------------------
shall have been completed.

          (f)  Issuance of Shares.  The Holding Company shall have issued or
               ------------------
shall simultaneously issue the Shares, to AT&T (or one of its Affiliates).

          (g)  Exchange Agreement. The transactions contemplated by the Exchange
               ------------------
Agreement shall have been consummated.



                                  ARTICLE VIII

                                  TERMINATION

          8.1  General.  This Agreement may be terminated and the transactions
               -------
contemplated hereby may be abandoned at any time prior to the Effective Time notwithstanding approval thereof by the stockholders of TeleCorp and the stockholders of Tritel:

          (a) by mutual written consent duly authorized by the Boards of TeleCorp and Tritel;

          (b) by TeleCorp or Tritel if the Closing shall not have occurred on or before December 31, 2000 (the "Outside Date"); provided, however, that if the
                                  ------------    --------  -------
Merger shall not have been consummated solely due to the waiting period (or any extension thereof) or approvals under the HSR Act or approvals or consent of the FCC not having expired or been terminated or received, then such date shall be extended to March 31, 2001; and provided, further, that the right to terminate
                                --------  -------
this Agreement under this Section 8.1(b) shall not be available to any party
                          --------------
whose willful failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur before such date;

          (c) by TeleCorp, (A) if Tritel shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (1) is incapable of being cured by Tritel prior to the Outside Date, and (2) renders any condition under Sections 7.1 or 7.2 incapable
                                                  ------------    ---
of being satisfied prior to the Outside Date, or (B) if a condition under Sections 7.1 or 7.2 to TeleCorp obligations hereunder is incapable of being
------------    ---
satisfied prior to the Outside Date;

          (d) by Tritel, (A) if TeleCorp shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (1) is incapable of being cured by TeleCorp prior to the Outside Date, and (2) renders any condition under Sections 7.1 or 7.3 incapable
                                                  ------------    ---
of being satisfied prior to the Outside Date, or (B) if a condition under

Sections 7.1 or 7.3 to Tritel obligations hereunder is incapable of being
------------    ---
satisfied prior to the Outside Date;

          (e) by TeleCorp or Tritel, upon written notice to the other party, if a governmental authority of competent jurisdiction shall have issued an injunction, order or decree enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement (other than just the Contribution), and such injunction, order or decree shall have become final and non-appealable; provided, however, that the party seeking to
                                 --------  -------
terminate this pursuant to this clause (v) has used reasonable best efforts to remove such injunction, order or decree; or

          (f) by either TeleCorp, Tritel or AT&T (with respect to the Contribution only) if the TeleCorp Proposals or the Tritel Proposals shall fail to have been approved as provided herein at the TeleCorp Stockholder Meeting or the Tritel Stockholder Meeting, as applicable, including any adjournments thereof.

          8.2  Obligations in Event of Termination.  In the event of any
               -----------------------------------
termination of this Agreement as provided in Section 8.1, this Agreement shall
                                             -----------
forthwith become wholly void and of no further force and effect and there shall be no liability on the part of TeleCorp, Tritel or AT&T, except that the obligations of the parties under the last sentence of Section 1.14(c), the last
                                                      ---------------
sentences each of Sections 6.1(a), (b) and (c), Section 6.21 (but only if an
                  ---------------  ---     ---  ------------
Early Indus Closing shall have occurred), Section 10.2 and this Section 8.2
                                          ------------          -----------
shall remain in full force and effect, and except that termination shall not preclude any party from suing the other party for breach of this Agreement.

          8.3  Termination of Contribution.   The provisions of this Agreement
               ---------------------------
relating to the Contribution may be terminated and the Contribution may be abandoned at any time notwithstanding approval thereof by the stockholders of TeleCorp and the stockholders of Tritel:

          (a) by mutual written consent duly authorized by the Boards of the Holding Company (or, before the Effective Time, TeleCorp) and AT&T;

          (b) by either the Holding Company (or, before the Effective Time, TeleCorp) or AT&T if the Closing shall have occurred but the Contribution shall not have occurred on or before the Outside Date; provided, however, that the
                                                 --------  -------
right to terminate the Contribution under this Section 8.3(b) shall not be
                                               --------------
available to any party whose willful failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Contribution to occur before such date;

          (c) by either the Holding Company (or, before the Effective Time, TeleCorp) or AT&T, upon written notice to the other party, if a Governmental Authority of competent jurisdiction shall have issued an injunction, order or decree enjoining or otherwise prohibiting the consummation of the Contribution, and such injunction, order or decree shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant
--------  -------
to this Section 8.3(c) has used reasonable best efforts to remove such
        --------------
injunction, order or decree; or

          (d)  by TeleCorp or the Holding Company pursuant to Section
                                                              -------
1.14(d)(ii).

          8.4  Obligations in Event of Termination of Contribution.   In the
               ---------------------------------------------------
event of any termination of the provisions of this Agreement relating to the Contribution, as provided in Section 8.3, such provisions shall forthwith become
                             -----------
wholly void and of no further force and effect and there shall be no liability in respect thereof on the part of the Holding Company, TeleCorp, Tritel or AT&T, except that the obligations of the parties under the last sentence of Section
                                                                      -------
1.14(c) shall remain in full force and effect, and except that such termination
-------
shall not relieve any party from liability for breach of this Agreement.



                                   ARTICLE IX

                                  NO SURVIVAL

          9.1  No Survival of Representations and Warranties.  All
               ---------------------------------------------
representations and warranties in this Agreement of any Party or in any instrument delivered pursuant to this Agreement (each as modified by the appropriate Disclosure Schedule) shall terminate at the Effective Time.

                                   ARTICLE X

                                 MISCELLANEOUS

          10.1 Public Announcements.  Prior to the Closing Date, no news release
               --------------------
or other public announcement pertaining in any way to the transactions contemplated by this Agreement will be made by either TeleCorp, Tritel or AT&T without the prior consent of the other party, unless in the opinion of counsel to such party such release or announcement is required by applicable law or the requirements of the Nasdaq National Market.

          10.2 Fees and Expenses.  (a)  Except as set forth in this Section
               -----------------                                    -------
10.2, all fees and expenses, including Taxes, incurred in connection with this
----
Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Mergers and the Contribution are consummated; provided, however, that TeleCorp and Tritel shall share equally all
             --------  -------
fees and expenses, other than attorneys' and accountants' fees and expenses, incurred in relation to the printing and filing (with the SEC) of the Joint Proxy Statement (including any preliminary materials related thereto) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements thereto.

          (b) The Holding Company shall file any return with respect to any state or local transfer, stamp, sales or similar Taxes (including any penalties or interest with respect thereto), if any, which are attributable to (i) the transfer of the beneficial ownership of TeleCorp's or Tritel's real property or
(ii) the transfer of Tritel's Common or Preferred Stock or TeleCorp's Common or Preferred Stock pursuant to this Agreement (collectively, the "Transfer Taxes")
                                                               --------------
as a result of the Mergers. Each of TeleCorp and Tritel acknowledges that the amount of the Transfer Taxes payable with respect to any shares of TeleCorp's Common or Preferred Stock or Tritel's Common or Preferred Stock may be withheld by the Holding Company from the amount paid pursuant to the Mergers with respect to such shares to the extent required by law.

TeleCorp, AT&T and Tritel shall cooperate with the Holding Company in the filing of such returns, including supplying in a timely manner a complete list of all real property interests held by TeleCorp or Tritel and any information with respect to such property that is reasonably necessary to complete such returns. The fair market value of any real property of TeleCorp or Tritel subject to the Transfer Taxes shall be determined by the Holding Company in its discretion.

          10.3 Notices.  All notices, requests, demands and other communications
               -------
which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, if telecopied or mailed, first class mail, postage prepaid, return receipt requested, or by overnight courier as follows:

          If to TeleCorp:

                TeleCorp PCS, Inc.
                1010 Glebe Road
                Arlington, VA  22201
                Attn:  Thomas Sullivan

          with a copy to:

                Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center
                Boston, MA  02111
                Attention:  John R. Pomerance
                Fax:  (617) 542-2241

                Cadwalader, Wickersham & Taft
                100 Maiden Lane
                New York, NY  10038
                Attention:  Brian Hoffmann
                Fax:  (212) 504-6666

          If to Tritel:

                Tritel, Inc.
                111 East Capital Street, Suite 500
                Jackson, MS  39201
                Attention:  E.B.  Martin
                Fax:  601-914-8285

          with a copy to:

                Brown & Wood LLP
                One World Trade Center
                New York, NY 10048
                Attention:  Michael King
                Fax:  (212) 839-5599

          If to AT&T:

                AT&T Wireless Services, Inc.
                7277 164/th/ Avenue NE
                Redmond, WA  98052
                Attention:  William H. Hague
                Fax:  (425) 580-8405

          with a copy to:

                AT&T Corp.
                295 North Maple Avenue
                Basking Ridge, NJ  07920
                Attention:  Marilyn J. Wasser
                Fax:  (908) 221-6618

          with a copy to:

                Wachtell Lipton, Rosen & Katz
                51 West 52/nd/ Street
                New York, NY  10019
                Attention:  Steven A. Rosenblum and Trevor S. Norwitz
                Fax:  (212) 403-2000

or to such other address as either party shall have specified by notice in writing to the other party. All such notices, requests, demands and communications shall be deemed to have been received on the date of personal delivery or telecopy, on the third business day after the mailing thereof or on the first day after delivery by overnight courier.

          10.4 Certain Definitions.  For purposes of this Agreement, the term:
               -------------------

          (a)  "Affiliate" means a Person that directly or indirectly, through
                ---------
one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person;

          (b)  "Court" means any court or arbitration tribunal of the United
                -----
States, any domestic state, or any foreign country, and any political subdivision thereof.

          (c)  "Environmental Laws" means any Law pertaining to:  (i) the
                ------------------
protection of the indoor or outdoor environment; (ii) the conservation, management or use of natural resources and wildlife; (iii) the protection or use of surface water and ground water; (iv) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, emission, discharge, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material; or (v) pollution of air, land, surface water and ground water; and includes, without limitation, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980, as amended, and the Regulations promulgated thereunder and the Solid Waste Disposal Act, as amended, 42 U.S.C. (S)(S) 6901 et seq.
                                                                    -- ---

          (d)  "Foreign Competition Laws" means any foreign statutes, rules,
                ------------------------
Regulations, Orders, administrative and judicial directives, and other foreign Laws, that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.

          (e)  "Governmental Authority" means any governmental, legislature
                ----------------------
agency or authority (other than a Court) of the United States, any domestic state, or any foreign country, and any political subdivision or agency thereof, and includes any authority having governmental or quasi-governmental powers, including any administrative agency or commission.

          (f)  "Hazardous Material" means any substance, chemical, compound,
                ------------------
product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic and is regulated under any Environmental Law, and includes without limitation, asbestos or any substance containing asbestos, polychlorinated biphenyls or petroleum (including crude oil or any fraction thereof), or any substance defined or regulated as a "hazardous material", "hazardous waste", "hazardous substance", "toxic substance", or similar term under any Environmental Law or regulation promulgated thereunder.

          (g)  "Law" means all laws, statutes, ordinances and Regulations of any
                ---
Governmental Authority including all decisions of Courts having the effect of law in each such jurisdiction;

          (h)  "Lien" means any mortgage, pledge, security interest, attachment,
                ----
encumbrance, lien (statutory or otherwise), option, conditional sale agreement, right of first refusal, first offer, termination, participation or purchase or charge of any kind (including any agreement to give any of the foregoing); provided, however, that the term "Lien" shall not include (i) statutory liens
--------  -------
for Taxes, which are not yet due and payable or are being contested in good faith by appropriate proceedings, (ii) statutory or common law liens to secure landlords, lessors or renters under leases or rental agreements confined to the premises rented, (iii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pension or other social security programs mandated under applicable Laws, (iv) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies and other like liens, and (v) restrictions on transfer of securities imposed by applicable state and federal securities Laws;

          (i) "Litigation" means any suit, action, arbitration, cause of action,
               ----------
claim, complaint, criminal prosecution, investigation, demand letter, governmental or other administrative proceeding, whether at law or at equity, before or by any Court or Governmental Authority, before any arbitrator or other tribunal;

          (j) "Parties" shall mean the signatories to this Agreement, provided
               -------
that such term shall not include AT&T except in the context of the Contribution, it being understood that AT&T's only obligations under the Agreement relate to the Contribution and the waiver contained in Section 6.17(b).
                                             ---------------

          (k) "Order" means any judgment, order, writ, injunction, ruling or
               -----
decree of, or any settlement under the jurisdiction of any Court or Governmental Authority.

          (l) "Person" means an individual, corporation, partnership,
               ------
association, trust, unincorporated organization, limited liability company, other entity or group (as defined in Section 13(d)(3) of the Exchange Act);

          (m) "Regulation" means any rule or regulation of any Governmental
               ----------
Entity having the effect of Law; and

          (n) "Subsidiary" or "Subsidiaries" of any corporation, partnership,
               ----------      ------------
joint venture, limited liability company or other legal entity of which such Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

          10.5 Interpretation.  When a reference is made in this Agreement to
               --------------
Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or

Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The word "herein" and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article.

          10.6 Entire Agreement.  This Agreement, the TeleCorp Voting Agreement,
               ----------------
the Tritel Voting Agreement, the Exchange Agreement, the Stockholders Agreement, the Investors Stockholder Agreement, the License Extension Amendment and the letter agreements executed by Tritel and TeleCorp on the date hereof with Mr. William Mounger and Mr. E.B. Martin, including the Exhibits and Schedules hereto, constitute the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

          10.7 Binding Effect; Benefit.  This Agreement shall inure to the
               -----------------------
benefit of and be binding upon the parties hereto and their respective successors and assigns. Except as otherwise provided in Section 2.4, nothing in
                                                         -----------
this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          10.8 Assignability.  This Agreement shall not be assignable by
               -------------
TeleCorp without the prior written consent of Tritel and AT&T, by Tritel without the prior written consent of TeleCorp and AT&T or by AT&T without the prior written consent of TeleCorp and Tritel (except that AT&T may assign its rights but not its obligations hereunder to an Affiliate of AT&T).

          10.9 Amendment; Waiver.  This Agreement may be amended, supplemented
               -----------------
or otherwise modified only by a written instrument executed by the parties hereto. No waiver by either party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein, and in any documents delivered or to be delivered pursuant to this Agreement and in connection with the Closing hereunder. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          10.10  Section Headings; Table of Contents.  The section headings
                 -----------------------------------
contained in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          10.11  Severability.  If any provision of this Agreement shall be
                 ------------
declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

          10.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          10.13  GOVERNING LAW; JURISDICTION AND SERVICE OF PROCESS.  THIS
                 --------------------------------------------------
AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE

OF DELAWARE. EACH OF THE PARTIES HERETO IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF BROUGHT BY ANY OTHER PARTY HERETO OR ITS SUCCESSORS OR ASSIGNS MAY BE BROUGHT AND DETERMINED IN THE COURTS OF THE STATE OF DELAWARE, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS WITH REGARD TO ANY SUCH ACTION OR PROCEEDING FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, COUNTERCLAIM OR OTHERWISE, IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, ANY CLAIM (A) THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON, (B) THAT IT OR ITS PROPERTY IS EXEMPT OR IMMUNE FROM JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS COMMENCED IN SUCH COURTS (WHETHER THROUGH SERVICE OF JUDGMENT, EXECUTION OF JUDGMENT, OR OTHERWISE), OR (C) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT (I) THE SUIT, ACTION OR PROCEEDING IN SUCH COURT IS BROUGHT IN AN INCONVENIENT FORUM, (II) THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER AND (III) THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

                           [Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                          TELECORP PCS, INC.


                                          By:____________________________
                                              Name:______________________
                                              Title:_____________________


                                          TRITEL, INC.


                                          By:____________________________
                                              Name:______________________
                                              Title:_____________________


                                          AT&T WIRELESS SERVICES, INC.


                                          By:____________________________
                                              Name:______________________
                                              Title:_____________________

                               GLOSSARY OF TERMS

Defined Term                                   Section
------------                                   -------
Airadigm Assignment........................    1.14(a)
Airadigm Purchase Agreement................    1.14
Affiliate..................................    10.4(a)
Agreement..................................    Preamble
License Extension Amendment................    1.14
Acquisition Proposals......................    6.5(c)
Average Closing Price......................    1.11(c)
AT&T.......................................    Preamble
AT&T Excess Assets.........................    1.14
Blue Sky Laws..............................    3.6(b)
Cash Contribution..........................    1.14(a)
Certificates...............................    1.12(c)
Certificates of Merger.....................    1.2
Class A Voting Stock.......................    1.6(a)(i)
Class C Common Stock.......................    1.6(a)(iii)
Class D Common Stock.......................    1.6(a)(iv)
Class E Common Stock.......................    1.6(c)(iii)
Class F Common Stock.......................    1.6(c)(iv)
Closing Date...............................    1.15
Closing....................................    1.15
COBRA Coverage.............................    3.15(d)
Code.......................................    Recitals

Communications Act.........................    3.6(b)
Confidentiality Agreement..................    6.1(a)
Contributed Property.......................    1.14(a)
Contribution...............................    Recitals
Court......................................    10.4(b)
DGCL.......................................    Recitals
Effective Time.............................    1.2
Environmental Laws.........................    10.4(c)
ERISA Affiliate............................    3.15(a)
ERISA......................................    3.15(a)
Evaluation Material........................    6.1(a) and (b)
Excess Shares..............................    1.11
Exchange Act...............................    3.6(b)
Exchange Agent.............................    1.12(a)
Exchange Agreement.........................    1.14
Exchange Ratios............................    1.6(e)
Express Shares.............................    1.11
FCC........................................    3.6(b)
Final Order................................    7.1(k)
First Merger...............................    Recitals
First Merger Sub...........................    Recitals
First Merger Sub Common Stock..............    1.9(a)
Foreign Competition Laws...................    10.4(d)
GAAP.......................................    3.9(b)

Governmental Authority......................   10.4(e)
Hazardous Material..........................   10.4(f)
The Holding Company.........................   Recitals
Holding Company Capital Stock...............   1.6(f)
Holding Company Common Stock................   1.6(f)
Holding Company Preferred Stock.............   1.6(f)
HSR Act.....................................   3.6(b)
Indemnified Parties.........................   2.4(b)
Indirect Tritel Authorizations..............   4.10(b)
Indirect TeleCorp Authorizations............   3.10(b)
Indus Amendments............................   1.14(c)
Indus Assignment and Assumption Agreement...   1.14(a)
Indus Merger Agreement......................   1.14(a)
Indus Transaction Costs.....................   1.14(c)
Interim Period..............................   6.1(a)
IRS.........................................   3.15(b)
Joint Proxy Statement.......................   3.17
Law.........................................   10.4(g)
Lehman Brothers.............................   3.25
Lien........................................   10.4(h)
Litigation..................................   10.4(i)
Merger Subs.................................   Recitals
Mergers.....................................   Recitals
Most Recent Tritel Balance Sheet............   4.20(b)

Most Recent TeleCorp Balance Sheet.........    3.20(c)
Network Membership License Agreement.......    1.14(a)
Option Plans...............................    1.8
Order......................................    10.4(j)
Ordinary Course of Business................    3.12
Other Filings..............................    6.3(b)
Outside Date...............................    8.1(b)
Outstanding Employee Options...............    1.8
Outstanding Tritel Options.................    4.3(b)
Party......................................    6.5(c)
Permitted Encumbrances.....................    3.19
Person.....................................    10.4(k)
Plan of Reorganization.....................    1.14(a)
Registration Statement.....................    3.17
Regulation.................................    10.4(l)
Related Agreement..........................    3.4
Replacement Assets.........................    1.14(d)
Representatives............................    6.1(a)
SEC........................................    3.7
Second Merger..............................    Recitals
Second Merger Sub..........................    Recitals
Second Merger Sub Common Stock.............    1.9(b)
Second Request.............................    5.9(c)
Securities Act.............................    3.3(h)

Series A Preferred Stock...........................    1.6(b)(i)
Series B Preferred Stock...........................    1.6(b)(ii)
Series C Preferred Stock...........................    1.6(b)(iii)
Series D Preferred Stock...........................    1.6(b)(iv)
Series E Preferred Stock...........................    1.6(b)(v)
Series F Preferred Stock...........................    1.6(b)(vi)
Series G Preferred Stock...........................    1.6(d)
Shares.............................................    Recitals
Special Vote.......................................    3.5
Subsidiary or Subsidiaries.........................    10.4(m)
Superior Proposal..................................    6.5(a)
Systems............................................    3.27(a)
Tritel.............................................    Preamble
Tritel 1999 Plan...................................    1.8(b)
Tritel Authorizations..............................    4.10(a)
Tritel Capital Stock...............................    1.6(d)
Tritel Common Stock................................    1.6(c)
Tritel Directors Plan..............................    1.8(a)
Tritel Disclosure Schedule.........................    4
Tritel Employee Plans..............................    4.15(a)
Tritel ERISA Affiliate.............................    4.15(a)
Tritel Exchange Ratio..............................    1.6(e)
Tritel FCC Application.............................    4.10(b)
Tritel II..........................................    1.1

Tritel Intellectual Property Rights................    4.22(a)
Tritel Licenses and Applications...................    4.10(b)
Tritel Material Adverse Effect.....................    4
Tritel Material Contracts..........................    4.7
Tritel Merger Consideration........................    1.6(g)
Tritel Preferred stock.............................    1.6(d)
Tritel Proposals...................................    6.3(b)
Tritel S-1.........................................    4.9(a)
Tritel SEC Reports.................................    4.9(a)
Tritel State Authorizations........................    4.10(b)
Tritel Stockholders Meeting........................    3.17
Tritel Third Party Intellectual Property Rights....    4.22(b)
Tritel Voting Agreement............................    4.15(a)
Tax................................................    3.20(a)
Taxes..............................................    3.20(a)
Tax Returns........................................    3.20(a)
TeleCorp...........................................    Preamble
TeleCorp 1998 Plan.................................    1.8(a)
TeleCorp 1999 Plan.................................    1.8(a)
TeleCorp Authorizations............................    3.10(a)
TeleCorp Capital Stock.............................    1.6(b)
TeleCorp Common Stock..............................    1.6(a)
TeleCorp Disclosure Schedule.......................    3
TeleCorp Employee Plans............................    3.15(a)

TeleCorp ERISA Affiliate...........................    3.15(a)
TeleCorp Exchange Ratio............................    1.6(e)
TeleCorp FCC Applications..........................    3.10(b)
TeleCorp II........................................    1.1
TeleCorp Intellectual Property Rights..............    3.22(a)
TeleCorp Licenses and Applications.................    3.10(b)
TeleCorp Material Adverse Effect...................    3
TeleCorp Material Contracts........................    3.7
TeleCorp Merger Considerations.....................    1.6(f)
TeleCorp Option Plan...............................    1.8(a)
TeleCorp Options...................................    3.3(b)(v)
TeleCorp Preferred Stock...........................    1.6(b)
TeleCorp Proposals.................................    6.3(b)
TeleCorp Restricted Stock Plan.....................    1.8(e)
TeleCorp S-1.......................................    3.9(a)
TeleCorp SEC Reports...............................    3.9(a)
TeleCorp State Authorizations......................    3.10(b)
TeleCorp Stockholders Meeting......................    3.17
TeleCorp Third Party Intellectual Property Rights..    3.22(b)
TeleCorp Voting Agreement..........................    3.4
Third Party........................................    6.5(c)
Transfer Taxes.....................................    10.2(b)
Transition Committee...............................    6.18
Voting Preference Stock............................    1.6(a)(v)

Waiver.............................................    6.17(b)
WARN Act...........................................    3.16

                                  SCHEDULE A

                        Board of Directors and Officers

 TELECORP II:
 -----------

 Officers:
 --------
--------------------------------------------------------------------------------
              NAME                                     POSITION
              ----                                     --------
--------------------------------------------------------------------------------
        Gerald T. Vento                         Chief Executive Officer
--------------------------------------------------------------------------------
       Thomas H. Sullivan                 President, Treasurer and Secretary
--------------------------------------------------------------------------------
        Julie A. Dobson                         Chief Operating Officer
--------------------------------------------------------------------------------

 Board of Directors:
 ------------------
--------------------------------------------------------------------------------
              NAME                                     POSITION
              ----                                     --------
--------------------------------------------------------------------------------
        Thomas H. Sullivan                             Director
--------------------------------------------------------------------------------
         Gerald T. Vento                               Director
--------------------------------------------------------------------------------

 TRITEL II:
 ---------

 Officers:
 --------
--------------------------------------------------------------------------------
              NAME                                     POSITION
              ----                                     --------
--------------------------------------------------------------------------------
        Gerald T. Vento                         Chief Executive Officer
--------------------------------------------------------------------------------
      Thomas H. Sullivan                   President, Treasurer and Secretary
--------------------------------------------------------------------------------
        William Arnett                          Chief Operating Officer
--------------------------------------------------------------------------------

 Board of Directors:
 ------------------
--------------------------------------------------------------------------------
              NAME                                     POSITION
              ----                                     --------
--------------------------------------------------------------------------------
       Thomas H. Sullivan                              Director
--------------------------------------------------------------------------------
        Gerald T. Vento                                Director
--------------------------------------------------------------------------------

 HOLDING COMPANY:
 ---------------

 Officers:
 --------
--------------------------------------------------------------------------------
              NAME                                     POSITION
              ----                                     --------
--------------------------------------------------------------------------------
        Gerald T. Vento                         Chief Executive Officer
--------------------------------------------------------------------------------
      Thomas H. Sullivan                        Chief Financial Officer
--------------------------------------------------------------------------------
      William M. Mounger                   Chairman of the Board of Directors
--------------------------------------------------------------------------------
         E.B. Martin                     Vice-Chairman of the Board of Directors
--------------------------------------------------------------------------------

 Board of Directors:
 ------------------

--------------------------------------------------------------------------------------------
            CLASS                            NAME                           POSITION
            -----                            ----                           --------
--------------------------------------------------------------------------------------------
        Class of 2001                   Gerald T. Vento                     Director
                                      Thomas H. Sullivan                    Director
                                      William M. Mounger*                   Director
                                         E.B. Martin*                       Director
--------------------------------------------------------------------------------------------
          Class 2002                    Alex P. Coleman                     Director
                                       Michael R. Hannon                    Director
                                       Michael Schwartz                     Director
                                       Mary Hawkins-Key                     Director
                                        Scott Anderson                      Director
--------------------------------------------------------------------------------------------
        Class of 2003                    James M. Hoak                      Director
                                      David A. Jones, Jr.                   Director
                                       Andrew Hubregsen                     Director
                                   [Designee of Majority of                 Director
                                     Voting Preferred and
                                  Reasonably Satisfactory to
                                             AT&T]
                                        Rohit M. Desai                      Director
--------------------------------------------------------------------------------------------

*  Mr. Mounger and Mr. Martin hold two seats, but are entitled to one vote.

                                   SCHEDULE B

                    Certain Actions Pending the Closing Date

          1. Notwithstanding anything to the contrary in the Agreement, TeleCorp may enter into and consummate (with only immaterial changes therein) the transactions contemplated by the Swap Agreement with AT&T (or its Affiliates) pursuant to which TeleCorp is exchanging certain assets for assets controlled by AT&T (or its Affiliates).

          2. Notwithstanding anything to the contrary in the Agreement, in the event that between the date hereof and Closing Date, either Party wishes to participate in any Federal Communications Commission auctions of licenses to radio spectrum for use in providing wireless communications services or wishes to enter into any transactions with AT&T Wireless PCS, LLC for the acquisition and/or disposition of any such licenses with a transaction value not to exceed $500,000,000, such Party shall have the authority to take such actions if approved by a majority of the Transition Committee.

                                      B-1